UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SIRVA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy—Subject to Completion

To Our Stockholders:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2007 annual meeting of stockholders of SIRVA, Inc.

The meeting will be held on [Thursday, August 23], 2007 at 10:00 a.m., Central Daylight Time, at SIRVA, Inc.’s headquarters in Westmont, Illinois for the following purposes: (i) to elect three Class I directors to the Board of Directors of SIRVA, Inc. as described in the accompanying Proxy Statement; (ii) to approve the conversion of SIRVA, Inc.’s convertible notes into shares of its convertible perpetual preferred stock, the related issuance of the convertible perpetual preferred stock to certain investors of the company and the related issuance of shares of common stock underlying the convertible notes and convertible perpetual preferred stock; (iii) to approve the SIRVA, Inc. Amended and Restated Omnibus Stock Incentive Plan to (a) increase the number of shares available for awards under the plan to 15,000,000 from 7,600,000 and (b) comply with section 409A of the Internal Revenue Code of 1986, as amended; (iv) to ratify the Audit Committee’s appointment of Ernst & Young LLP, certified public accountants, as SIRVA, Inc.’s independent registered public accounting firm for the 2007 fiscal year; and (v) to consider such other business as may properly come before the meeting.

I urge you to participate in SIRVA, Inc.’s 2007 annual meeting by signing, dating and promptly mailing your enclosed proxy card. Your vote is important, whether or not you plan to attend. Should you prefer, you also may vote over the Internet, as well as by telephone. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options. Regardless of the size of your investment, your vote is important, so please act at your earliest convenience.

Thank you for your ongoing support of and continued interest in SIRVA, Inc.

Sincerely,

John R. Miller
Chairman of the Board

2007 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

Notice of the 2007 Annual Meeting of Stockholders of SIRVA, Inc.	1
Questions and Answers About the Proxy Materials and the 2007 Annual Meeting	3
Proposals To Be Voted On:	8
Proposal No. 1: Election of Directors	8
Proposal No. 2: Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of Its Convertible Perpetual Preferred Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock	11
Proposal No. 3: Approval to Amend and Restate SIRVA’s Omnibus Stock Incentive Plan	17
Proposal No. 4: Ratification of Independent Registered Public Accounting Firm	23
Board Structure and Corporate Governance Principles	24
Management	30
Security Ownership of Certain Beneficial Owners and Management	32
Executive Compensation	36
Director Compensation	53
Compensation Committee Interlocks and Insider Participation	55
Certain Relationships and Related Transactions	56
Audit Committee Report	58
Incorporation by Reference	62
Appendix A: Form of SIRVA, Inc. 12.0% Convertible Notes due June 1, 2011	A-1
Appendix B: Amended and Restated Certificate of Designations of 75,000 Shares of 8.0% Convertible Perpetual Preferred Stock of SIRVA, Inc.	B-1
Appendix C: SIRVA, Inc. Amended and Restated Omnibus Stock Incentive Plan	C-1

i

SIRVA, INC.

700 Oakmont Lane
Westmont, Illinois 60559
(630) 570-3000

Notice of the 2007 Annual Meeting of Stockholders of SIRVA, Inc.

Time and Date	10:00 a.m. Central Daylight Time on [Thursday, August 23], 2007.
Place	SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559.
Items of Business	(1)	To elect three Class I directors.
(2)

To approve the conversion of SIRVA, Inc.’s convertible notes into shares of its convertible perpetual preferred stock, the related issuance of the convertible perpetual preferred stock to certain investors of SIRVA, Inc. and the related issuance of shares of common stock underlying the convertible notes and convertible perpetual preferred stock.

(3)

To approve the SIRVA, Inc. Amended and Restated Omnibus Stock Incentive Plan to (a) increase the number of shares available for awards under the plan to 15,000,000 from 7,600,000 and (b) comply with section 409A of the Internal Revenue Code of 1986, as amended.

	(4)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.
	(5)	To consider such other business as may properly come before the meeting.
Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and/or the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of and vote at the annual meeting and any adjournments or postponements thereof if you were a stockholder at the close of business on July 16, 2007.
Annual Meeting Admission

The annual meeting will begin promptly at 10:00 a.m. In order to avoid any disruption for those in attendance, latecomers will not be seated. Please note that no cameras or recording devices will be permitted at the meeting. For your safety, we reserve the right to inspect all packages prior to admission to the annual meeting.

Voting by Proxy

Whether or not you attend the annual meeting in person, please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,
Eryk J. Spytek
Senior Vice President, General Counsel and Secretary

This proxy statement and accompanying proxy card are being distributed on or about [                ], 2007.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2007 ANNUAL MEETING

Q:	Why am I receiving these materials?
A:

The Board of Directors (the “Board”) of SIRVA, Inc. (“SIRVA”) is providing these proxy materials for you in connection with SIRVA’s 2007 annual meeting of stockholders, which will take place on [Thursday, August 23], 2007. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?
A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, and certain other required information. A proxy card and return envelope are also enclosed.

Q:	What proposals will be voted on at the annual meeting?
A:

There are four proposals scheduled to be voted on at the annual meeting:

•      the election of three Class I directors;

•      the approval of the conversion of SIRVA’s convertible notes into shares of its convertible perpetual preferred stock, the related issuance of the convertible perpetual preferred stock to certain investors of SIRVA and the related issuance of shares of common stock underlying the convertible notes and converible perpetual preferred stock;

•      the approval of SIRVA’s Amended and Restated Omnibus Stock Incentive Plan to (a) increase the number of shares available for awards under the plan to 15,000,000 from 7,600,000 and (b) comply with section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); and

•      the ratification of the Audit Committee’s appointment of Ernst & Young LLP as SIRVA’s independent registered public accounting firm for fiscal year 2007.

Q:	What is SIRVA’s voting recommendation?
A:

SIRVA’s Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the approval of the conversion of SIRVA’s convertible notes into shares of its convertible perpetual preferred stock and the related issuances of the common and preferred stock, “FOR” the approval of SIRVA’s Amended and Restated Omnibus Stock Incentive Plan and “FOR” the ratification of the Audit Committee’s appointment of Ernst & Young LLP as SIRVA’s independent registered public accounting firm for fiscal year 2007.

Q:	What shares owned by me can be voted?
A:

Each share of SIRVA’s common stock outstanding as of the close of business on July 16, 2007 (the “Record Date”), is entitled to one vote at the annual meeting. On the Record Date, SIRVA had [                   ] shares of common stock issued and outstanding. All shares owned by you as of the close of business on the Record Date may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

Most stockholders of SIRVA hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with SIRVA’s transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by SIRVA. As the stockholder of record, you have the right to grant your voting proxy directly to SIRVA or to vote in person at the annual meeting. SIRVA has enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described below under “How can I vote my shares without attending the annual meeting?”

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described below under “How can I vote my shares without attending the annual meeting?”

Q:	How can I vote my shares in person at the annual meeting?
A:

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, SIRVA recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?
A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by telephone, you do not need to mail back your proxy card. If you are located outside of the United States, the delivery of your proxy must be via the Internet or mail.

VOTE BY INTERNET—http://www.proxyvoting.com/sir

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. Internet voting is available through 11:59 p.m. Eastern Daylight Time on [August 22], 2007 (the day prior to annual meeting day).

VOTE BY PHONE—1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Telephone voting is available through 11:59 p.m. Eastern Daylight Time on [August 22], 2007 (the day prior to annual meeting day).

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SIRVA, Inc., c/o Mellon Investor Services Proxy Processing, PO Box 1570, Manchester CT 06045-9973.

Q:	Can I revoke my proxy or change my vote?
A:

You may change your proxy instructions at any time prior to the vote at the annual meeting. Holders of record may accomplish this by timely entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial owners should contact the broker, bank or other nominee to obtain instructions about how to revoke your proxy, or to obtain a “legal proxy” which will permit you to attend the annual meeting and vote in person.

Q:	How are votes counted?
A:

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the approval of the conversion of the convertible notes and the related issuances of convertible perpetual preferred stock and common stock, the approval of SIRVA’s Amended and Restated Omnibus Stock Incentive Plan and the ratification of the appointment of Ernst & Young LLP, you may vote “FOR,” “AGAINST” or “ABSTAIN.” “ABSTAIN” has the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:	What is the voting requirement to approve each of the proposals?
A:

In the election for directors, directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting. However, our corporate governance guidelines provide that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Governance Committee of our Board is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process.

The other proposals each require the affirmative “FOR” vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares, which constitute broker non-votes, are not considered entitled to vote.

Q:	What is the quorum requirement for the annual meeting?
A:

The quorum requirement for holding the annual meeting and transacting business is one-third of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting.

Q:	Who will count the vote?
A:	A representative of Mellon Investor Services, LLC will tabulate the votes and act as the inspector of election.
Q:	Is my vote confidential?
A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SIRVA or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to SIRVA’s management.

Q:	What does it mean if I receive more than one proxy or voting instruction card?
A:	It means your shares are registered differently or are in more than one account.
Q:	How can I obtain an admission ticket for the annual meeting?
A:	We are not requiring admission tickets for the 2007 annual meeting.
Q:	Where can I find the voting results of the annual meeting?
A:	SIRVA will announce preliminary voting results at the annual meeting and publish final results in SIRVA’s quarterly report on Form 10-Q for the third quarter of 2007.
Q:	What happens if additional proposals are presented at the annual meeting?
A:

Other than the four proposals described in this proxy statement, SIRVA does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, John R. Miller, SIRVA’s Chairman of the Board, and Eryk J. Spytek, SIRVA’s Senior Vice President, Secretary and General Counsel, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of SIRVA’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:

SIRVA will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by SIRVA’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, SIRVA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	May I propose actions for consideration at the 2007 annual meeting of stockholders or nominate individuals to serve as directors?
A:	You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

Stockholder Proposals:   In order for a stockholder proposal to be considered for inclusion in SIRVA’s proxy statement for the 2008 annual meeting, the written proposal must be received by SIRVA at a reasonable time prior to the date on which SIRVA mails the proxy statement and proxy card relating to the 2008 annual meeting and should contain such information as is required under SIRVA’s Bylaws. Such proposals will need to comply with the regulations of the Securities and Exchange Commission (the “SEC”) regarding the inclusion of stockholder proposals in SIRVA-sponsored proxy materials.

SIRVA’s Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting or to bring other business before the annual meeting, it is necessary that you notify SIRVA at a reasonable time prior to the date on which SIRVA mails the proxy statement and proxy card relating the 2008 annual meeting. In addition, the notice must meet all other requirements contained in SIRVA’s Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Proposals should be addressed to: Secretary, SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559.

SIRVA will publish the deadline for receiving stockholder proposals in a quarterly report on Form 10-Q.

Copy of Bylaw Provisions:   You may contact the SIRVA Corporate Secretary at SIRVA’s corporate headquarters, SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:	How do I obtain a separate set of voting materials if I share an address with other stockholders?
A:

To reduce expenses, in some cases, we are delivering one set of voting materials to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. A separate proxy card is included in the voting materials for each of these stockholders. If you have only received one set, you may request separate copies of the voting materials at no additional cost to you by calling us at (630) 570-3000 or by writing to us at SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Investor Relations. We will undertake to deliver such requested materials to you promptly. You may also contact us by calling or writing if you would like to receive separate voting materials for future annual meetings.

Q:	If I share an address with other stockholders of SIRVA, how can we get only one set of voting materials for future meetings?
A:

You may request that we send you and the other stockholders who share an address with you only one set of voting materials by calling us at (630) 570-3000 or by writing to us at: SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Investor Relations.

Q:	Whom can I contact if I have other questions?
A:	You may call the SIRVA Investor Relations Department at (630) 570-3000 or by writing to us at: SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Investor Relations.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

SIRVA’s Board is divided into four classes. Directors in three of the classes serve staggered three-year terms and are elected at the annual meeting of stockholders held in the year in which the term for their class expires. The director in the fourth class of the Board is elected by the holder of SIRVA’s series A preferred stock and serves until such director is removed or replaced by such holder or until such holder ceases to hold specified amounts of SIRVA’s convertible preferred stock and/or convertible notes, as set forth in the Certificate of Designations for the series A preferred stock. See also “Proposal No. 2: Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of Its Convertible Perpetual Preferred Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock.”

The terms for three directors will expire at this annual meeting. Votes cannot be cast and proxies cannot be voted other than for the three nominees named below. Directors elected at this 2007 annual meeting will hold office for a three-year term expiring at the annual meeting in 2010 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently directors of SIRVA. There are no family relationships among SIRVA’s executive officers and directors.

The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxyholders, John R. Miller and Eryk J. Spytek, would vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. Information regarding the business experience and age of each nominee as of July 1, 2007 is provided below.

Nominees for Three-Year Terms That Will Expire at the 2010 Annual Meeting of Stockholders

Frederic F. Brace	Mr. Brace became a director of SIRVA in August 2004 and currently serves
Age 49

as Chairman of the Board’s Audit and Finance Committees. He has been Executive Vice President and Chief Financial Officer of UAL Corporation (United Airlines) since August 2002. Before assuming his current position, he had been United’s Senior Vice President and Chief Financial Officer from September 2001 to August 2002, and its Senior Vice President—Finance and Treasurer from July 1999 to September 2001. Mr. Brace is also a director of United Air Lines, Inc.

John R. Miller*	Mr. Miller became a director of SIRVA in December 2005 and has served as
Age 69

Chairman of the Board since January 2006. Mr. Miller is a retired oil industry executive. He spent 26 years with The Standard Oil Company (Sohio), most recently as its President, Chief Operating Officer and a member of its board of directors from 1980 to 1986. After leaving Sohio, Mr. Miller founded and served as Chairman and Chief Executive Officer of TBN Holdings Inc., a company engaged in resource recovery, from 1986 to 2000, and Petroleum Partners, Inc., a firm that provided management services to the petroleum industry, from 2000 to 2003. He was a director of the Federal Reserve Bank of Cleveland from 1986 to 1993 and served as its chairman during the last two years of his term. Mr. Miller is currently Non-Executive Chairman of the Board of Graphic Packaging Corporation and also serves as a director of Eaton Corporation and Cambrex Corporation.

Robert W. Tieken	Mr. Tieken became SIRVA’s Interim Chief Executive Officer on April 1,
Age 68

2007 and has served as a director of SIRVA since July 2006. Mr. Tieken served as the Chairman of the Audit Committee from December 2006 until March 2007. Mr. Tieken was the Executive Vice President and Chief Financial Officer of The Goodyear Tire & Rubber Company from 1994 until his retirement in May 2004. He serves as a director and chair of the audit committee of Graphic Packaging Corporation.

*                    Mr. Miller was formerly a Class III director. On July 9, 2007, pursuant to the rules of the New York Stock Exchange (the “NYSE”), the Board reclassified the members of the classes of the Board to provide for an equal number of directors in each class. As a result, Mr. Miller was redesignated a Class I director and therefore, stands for reelection at this 2007 annual meeting.

SIRVA’S BOARD RECOMMENDS A VOTE FOR THE ELECTION
TO THE BOARD OF EACH OF THE FOREGOING NOMINEES.

SIRVA’s directors listed below whose terms are not expiring at this annual meeting of stockholders will continue in office for the remainder of their terms. Information regarding the business experience and age of each such director as of July 1, 2007 is provided below.

Directors Whose Terms Will Expire at the 2008 Annual Meeting of Stockholders

Laban P. Jackson, Jr. Age 64

Mr. Jackson became a director of SIRVA in July 2006. Mr. Jackson has been Chairman and Chief Executive Officer of Clear Creek Properties, Inc., a real estate development company, since 1989. He is also a director and chair of the audit committee of JP Morgan Chase & Co. and a director of The Home Depot, Inc.

General Sir Jeremy Mackenzie Age 66

General Sir Jeremy Mackenzie became a director of SIRVA in June 2003 and currently serves as the Chairman of the Board’s Nominating and Governance Committee. Sir Jeremy retired from the British Army in 1999, after a long, decorated career, and served as the Governor of the Royal Hospital Chelsea from 1999 to October 2006, U.K. advisor to the governments of Slovenia and Bulgaria, and for the Department of International Development, to Uganda, and Deputy Lord Lieutenant of London. Sir Jeremy serves as a director of SELEX Communications Limited.

Directors Whose Terms Will Expire at the 2009 Annual Meeting of Stockholders

Robert J. Dellinger Age 47

Mr. Dellinger became a director of SIRVA in March 2003. Since October 2005, Mr. Dellinger has been Executive Vice President and Chief Financial Officer of Delphi Corporation, a supplier of automotive systems and components. In October 2005, Delphi Corporation filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code. From June 2002 to October 2005, Mr. Dellinger served as Executive Vice President and Chief Financial Officer of Sprint Corporation, a global communications company, where he also was Executive Vice President—Finance from April 2002 to June 2002. Before joining Sprint, Mr. Dellinger served as President and Chief Executive Officer of GE Frankona Re based in Munich, Germany with responsibility for the European operations of General Electric’s Employers Reinsurance Corporation, a global reinsurer, from 2000 to 2002.

Thomas E. Ireland Age 57

Mr. Ireland became a director of SIRVA in January 2007. Mr. Ireland is a principal of Clayton, Dubilier & Rice, Inc., a private equity investment firm. Prior to joining Clayton, Dubilier & Rice, Inc. in 1997, Mr. Ireland was a Senior Managing Director at Alvarez & Marsal, a management consulting services firm. Mr. Ireland is also a director of Remington Arms Company, Inc.

Joseph A. Smialowski Age 58

Mr. Smialowski became a director of SIRVA in July 2006 and currently serves as Chairman of the Board’s Compensation Committee. Mr. Smialowski has served as the Executive Vice President of Operations and Technology of Freddie Mac, a real estate financing company, since December 2004. Before that, he was a consultant for New Frontier Partners, a strategic consulting and business development firm, from April 2004 to December 2004, Executive Vice President at Fleet Boston Financial, a financial services company, from 1998 to April 2004, and Chief Information Officer at Sears, Roebuck and Co. from 1993 to 1998.

Director Who Is Elected by the Holder of the Series A Preferred Stock

Peter H. Kamin Age 45

Mr. Kamin became a director of SIRVA in September 2006. Mr. Kamin is a founding member and managing partner of ValueAct Capital Management, L.P., an asset management firm. Prior to founding ValueAct Capital Management, L.P. in 2000, he founded and managed Peak Investment L. P. Mr. Kamin is a director of Adesa, Inc., Seitel Inc. and Hanover Compressor, Inc.

PROPOSAL NO. 2
APPROVAL OF THE CONVERSION OF SIRVA’S CONVERTIBLE NOTES,
THE RELATED ISSUANCE OF ITS CONVERTIBLE PERPETUAL PREFERRED STOCK
AND THE RELATED ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING
THE CONVERTIBLE NOTES AND CONVERTIBLE PERPETUAL PREFERRED STOCK

Description of the Transaction

On September 29, 2006, we sold $75.0 million aggregate principal amount of our 10.0% convertible notes due 2011, pursuant to the terms of a securities purchase agreement, dated as of September 25, 2006 (the “Purchase Agreement”), among us, ValueAct Capital Master Fund, L.P. (“ValueAct Capital”) and MLF Offshore Portfolio Company, L.P. (“MLF” and, together with ValueAct Capital, the “Purchasers”). Pursuant to the terms of the Purchase Agreement, we also sold to ValueAct Capital one share of our series A preferred stock. The holders of our series A preferred stock, as a class, are entitled to representation on our Board. Currently, Peter H. Kamin, a managing partner of ValueAct Capital, serves on our Board as the series A preferred stock representative. For a more complete description of the rights of the holders of our series A preferred stock, see “—Series A Preferred Stock” below. Both Purchasers were and are current stockholders of SIRVA. The transaction was effected in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933 (the “Securities Act”). After considering various financing alternatives, we determined that the issuance of the “mezzanine” capital represented by the convertible notes and convertible perpetual preferred stock was in the best interests of our company. We used the proceeds from the sale of the convertible notes and series A preferred stock to repay existing debt under our credit facility and for general corporate purposes.

On June 27, 2007, we and the Purchasers amended the terms of the convertible notes (as amended, the “Notes”). Under the amended Notes, interest now accrues on the unpaid principal at a rate of 12% per annum, beginning on June 1, 2007, payable in the form of our common stock. The Notes are convertible into 75,000 shares of our 8.0% convertible perpetual preferred stock (the “Convertible Preferred Stock”) upon stockholder approval of the conversion of the Notes and related issuance of the Convertible Preferred Stock (the “Conversion Event”). On June 27, 2007, we also amended the terms of the Convertible Preferred Stock to reduce the initial conversion price applicable to the accretion amount in respect of unpaid dividends from $3.00 per share to the lesser of (a) $2.00 per share or (b) fair market value per share. The initial conversion price applicable to the aggregate $75 million stated amount of Convertible Preferred Stock remains at $3.00 per share. Pursuant to the terms of the Purchase Agreement and the rules of the NYSE, as described below, we are required to seek such stockholder approval prior to issuance of the Convertible Preferred Stock. Accordingly, we are seeking stockholder approval of the conversion of the Notes and related issuance of the Convertible Preferred Stock at this annual meeting. In addition, we are seeking stockholder approval of the related issuance of all shares of our common stock underlying the Notes and the Convertible Preferred Stock.

The following is a summary of the material terms of the Notes and the Convertible Preferred Stock, which summary is qualified in its entirety by the full text of the SIRVA, Inc. 12.0% Convertible Notes due June 1, 2011 attached hereto as Appendix A and the Amended and Restated Certificate of Designations of 75,000 Shares of 8.00% Convertible Perpetual Preferred Stock of SIRVA, Inc. attached hereto as Appendix B, both of which are incorporated herein by reference. Although we have summarized the material terms of the Notes and the Convertible Preferred Stock, we encourage you to carefully read the actual documents attached as appendices hereto as they may contain terms that are not summarized herein but are important to you.

The Notes

Pursuant to its terms as recently amended, interest is payable on the Notes in the form of our common stock quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, with the first payment beginning on September 1, 2007. Interest is issued as common stock at a conversion value equal to the lesser of (a) $2.00 per share or (b) the fair market value per share, in each case rounding down to the next whole share amount. The Notes mature on June 1, 2011 and as described above, automatically convert into 75,000 shares of our Convertible Preferred Stock upon the Conversion Event. Upon conversion, any accrued and unpaid interest will be paid to the holder of the Notes up to and including the conversion date. Prior to the June 2007 amendment, the Notes had paid an additional 2.0% of interest because the Conversion Event did not occur before May 31, 2007. The Notes are no longer subject to the payment of additional interest if a Conversion Event does not occur by a specific date.

Holders of the Notes may require us to purchase their notes upon the occurrence of certain events at an amount equal to the principal amount of the Notes plus accrued and unpaid interest, if any, up to and including the payment date (the “Redemption Price”). The Redemption Price must be paid in cash (except for any accrued interest). Our obligation to purchase the Notes under these circumstances is subject to the terms of our other indebtedness. Pursuant to the Notes, subject to certain exceptions, we may not (1) incur additional debt that is senior to the Notes, (2) permit any liens on our or our subsidiaries’ properties or assets, (3) repurchase, redeem, or declare or pay any cash dividend or distribution on our common stock, or (4) distribute any material property or assets to common stockholders.

Convertible Preferred Stock

As described above, upon a Conversion Event, the Notes automatically convert into shares of Convertible Preferred Stock. The Convertible Preferred Stock is convertible into shares of SIRVA common stock, at the option of the holder, at an initial conversion price of $3.00 per share of common stock. The conversion rate of the Convertible Preferred Stock may be adjusted under certain circumstances. The Convertible Preferred Stock ranks senior to the common stock with respect to the payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of SIRVA. Dividends are payable on the Convertible Preferred Stock quarterly, when, as and if declared by our Board, on March 15, June 15, September 15 and December 15 of each year at a rate per annum of 8.00% per share on the liquidation preference. If we are unable to pay dividends on the Convertible Preferred Stock on a dividend payment date, the liquidation preference of the shares will be increased by the accretion amount in respect of the unpaid dividends and decreased to the extent we make any payments on previously accreted dividends, as described in the Amended and Restated Certificate of Designations (the “Certificate of Designations”) for the Convertible Preferred Stock. Pursuant to the terms of the Convertible Preferred Stock, as recently amended, the accretion amount in respect of unpaid dividends will be convertible into shares of our common stock at a conversion value equal to the lesser of (a) $2.00 per share or (b) the fair market value per share, in each case rounding down to the next whole share amount. The initial liquidation preference of a share of Convertible Preferred Stock is $1,000.

The dividend rate or accretion rate applicable to the Convertible Preferred Stock may be increased by 0.50% per annum if (1) we fail to comply with our obligations under the registration rights agreement, dated as of September 29, 2006 (as amended by Amendment No. 1 to Registration Rights Agreement, dated as of June 27, 2007, the “Registration Rights Agreement”), between SIRVA and the Purchasers or (2) our common stock ceases to be listed on a national securities exchange in the United States. The additional dividends will cease upon the termination of the applicable event of default.

Holders of the Convertible Preferred Stock are entitled to one vote for each share of common stock into which their Convertible Preferred Stock is convertible as of the record date for all matters voted upon by the holders of common stock, other than the right to vote for the election of directors (except upon a dividend default as described below). In addition, as long as any shares of Convertible Preferred Stock are outstanding, the approval or consent of two-thirds interest of the holders of the outstanding Convertible Preferred Stock, voting separately as a class, is required (1) for any amendment to the terms of the Convertible Preferred Stock or the Certificate of Designations for the Convertible Preferred Stock, (2) for any amendment of our Restated Certificate of Incorporation or bylaws if the amendment would alter or change the powers, preferences, privileges or rights of the holders of the Convertible Preferred Stock so as to affect them adversely, (3) to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any stock that ranks senior to (“Senior Stock”) or pari passu with (“Parity Stock”) the Convertible Preferred Stock as to dividends and liquidation preference, or (4) to reclassify any authorized stock of SIRVA into any Parity Stock, Senior Stock, or any obligation or security convertible into or evidencing a right to purchase any Parity Stock or Senior Stock. However, no such vote is required for us to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any stock junior to the Convertible Preferred Stock as to dividends and liquidation preference.

In addition, if we do not (1) pay dividends in full on the Convertible Preferred Stock for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters, (2) repurchase shares of Convertible Preferred Stock upon the occurrence of certain fundamental changes, or (3) issue common stock upon a holder’s election to convert its Convertible Preferred Stock into common stock, then the number of directors constituting the Board will be increased by two and the holders of outstanding Convertible Preferred Stock, voting separately as a class, will have the right to elect those additional directors to the Board at the next annual meeting of stockholders and at each subsequent stockholders meeting at which directors are elected until (A) all accumulated dividends have been paid in full or funds have been set aside by SIRVA for the payment in full of such dividends or (B) all such shares have been repurchased or sufficient funds have been set aside by SIRVA for such repurchase. These additional directors will not be divided into classes of the Board.

At any time on or after September 25, 2008, we may cause the Convertible Preferred Stock to be automatically converted into shares of common stock at the then-effective conversion price if (1) there is an effective registration statement covering the resale of all shares of common stock issuable upon such conversion and (2) the closing sale price of the common stock equals or exceeds 200% of the conversion price for at least 20 trading days in any consecutive 30 trading day period, including the last trading day of that period, ending on the trading day prior to our issuance of a press release announcing our right to force conversion. At any time on or after September 25, 2009, the conversion premium will be 250%.

If certain fundamental changes occur, we must repurchase the Convertible Preferred Stock, at the holder’s option, in cash at a price equal to the liquidation preference, plus accrued and unpaid dividends, to, but excluding, the purchase date, subject to certain exceptions.

Series A Preferred Stock

Pursuant to the terms of the Purchase Agreement, we also issued to ValueAct Capital one share of our series A preferred stock on September 29, 2006. The series A preferred stock ranks senior to the common stock with respect to the distribution of assets upon the liquidation, winding-up or dissolution of SIRVA, and holders would receive, after any distribution on our indebtedness or stock that ranks senior to the series A preferred stock, an amount equal to $1.00. The series A preferred stock is not convertible into shares of common stock nor entitled to the payment of dividends.

Pursuant to the terms of the Certificate of Designations for the series A preferred stock, as long as the holder holds at least $6,000,000 in principal amount of the Notes or 6,000 shares of Convertible Preferred Stock, it may elect, remove or replace two directors (the “Designated Directors”) to the Board. The Designated Directors are a separate single class of directors and their terms are not divided into classes or staggered. If at any time the holder ceases to hold (1) at least $6,000,000 but continues to hold at least $3,000,000 principal amount of Notes or (2) at least 6,000 but continues to hold 3,000 shares of Convertible Preferred Stock, the number of Designated Directors will be permanently reduced to one, the terms of both Designated Directors will immediately terminate and the holder may elect, remove or replace one Designated Director. Finally, if at any time the holder ceases to hold at least $3,000,000 principal amount of Notes or 3,000 shares of Convertible Preferred Stock (the “Trigger Time”), the number of Designated Directors will be permanently reduced to zero and the terms of any Designated Directors will immediately terminate and the holder will not be entitled to elect any Designated Directors. A holder is not deemed to cease to hold Notes solely by reason of conversion into Convertible Preferred Stock or to cease to hold Convertible Preferred Stock prior to the issuance thereof. On and after the Trigger Time, we may redeem the series A preferred stock for $1.00.

In accordance with the terms of the series A preferred stock, ValueAct Capital nominated, and our Board elected, Kelly J. Barlow and Peter H. Kamin to the Board as Designated Directors, effective as of September 29, 2006. In April 2007, ValueAct Capital agreed to reduce its Board representation to one director, but reserved the right to designate an individual with Board observation rights. As a result, Mr. Barlow resigned from the Board, effective as of April 30, 2007.

Until the Trigger Time, the consent of the holder of the series A preferred stock is required for (1) any amendment to the terms of the series A preferred stock or (2) any amendment of our Restated Certificate of Incorporation or bylaws if the amendment would alter or change the powers, preferences, privileges or rights of the holders of the series A preferred stock so as to affect them adversely. Other than as described above or as required by applicable law, the holder of the series A preferred stock has no voting rights. The series A preferred stock is also subject to transfer restrictions as set forth in the Certificate of Designations for the series A preferred stock.

Registration Rights Agreement

In connection with the sale of the Notes, we also entered into the Registration Rights Agreement. The Registration Rights Agreement was amended on June 27, 2007 to make conforming changes necessary to extend the registration rights to the Notes and Convertible Preferred Stock as amended on that date. Pursuant to the terms of the amended Registration Rights Agreement, we agreed, for the benefit of the holders of the Convertible Preferred Stock, to use our reasonable best efforts to file with the SEC on the earlier of (a) 60 days after the Conversion Event and (2) 60 days after we have filed all materials required to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act for a period of at least twelve calendar months, and cause to become effective within 120 days after that filing deadline, a shelf registration statement with respect to the resale of the Convertible Preferred Stock, the shares of common stock issued or issuable as interest payments on the Notes, and the shares of common stock issuable upon conversion of the Convertible Preferred Stock (the “Registrable Securities”).  Further, we are required to use our reasonable best efforts to keep the registration statement effective until the earliest of the following: (1) the sale pursuant to Rule 144 under the Securities Act or the shelf registration statement of all Registrable Securities, (2) solely with respect to persons that are not affiliates of SIRVA, two years from the last date of original issuance of the Convertible Preferred Stock (or for such period as may be required by Rule 144(k) of the Securities Act), and (3) the date on which the Convertible Preferred Stock and the shares of common stock issuable upon conversion thereof cease to be outstanding (the “Shelf Registration Period”). In addition, with our consent, which consent may not be unreasonably withheld, the resale of the Registrable Securities may be effected pursuant to an underwritten offering under the shelf registration statement. The holders of Registrable Securities are also entitled to piggy-back registration rights in underwritten public offerings of our equity securities, or securities or other obligations exercisable, exchangeable or convertible into equity securities, for a five-year period beginning on the earlier of the Conversion Event or the issuance of shares of common stock as an interest payment on the Notes.

As discussed above, the dividend rate or accretion rate applicable to the Convertible Preferred Stock may be increased by 0.50% per annum if (1) we do not file a shelf registration statement by the filing deadline described above, (2) the shelf registration statement has not been declared effective by the SEC within 120 days after that filing deadline, or (3) (A) after the shelf registration statement is declared effective, it ceases to be effective prior to the end of the Shelf Registration Period or (B) the shelf registration statement or the related prospectus ceases to be usable, in the case of both (A) and (B) in the aggregate, for more than 30 days in any three-month period or an aggregate of 120 days in any 12-month period, in connection with resales of Registrable Securities covered by the shelf registration statement prior to the end of the Shelf Registration Period.

We have also agreed to pay all fees and expenses of registration under the Registration Rights Agreement other than underwriting discounts and commissions.

Voting Agreement

In connection with the sale of the Notes pursuant to the Purchase Agreement, ValueAct Capital entered into a voting agreement, dated as of September 29, 2006, and amended by Amendment No. 1, dated as of October 10, 2006 (the “Voting Agreement”), with Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership (together, the “Stockholders”). Pursuant to the terms of the Voting Agreement, the Stockholders agreed to vote all of their shares of our common stock in favor of approving the conversion of the Notes and related issuance of Convertible Preferred Stock. The Stockholders collectively own 42.3% of our outstanding shares of common stock as of July 2, 2007. This percentage does not include the shares of common stock issuable upon conversion of the Convertible Preferred Stock. See “Security Ownership of Certain Beneficial Owners and Management.”  In addition, the Stockholders agreed that they would not sell, transfer or otherwise dispose of their respective shares of our common stock or enter into any contract or other arrangement to transfer those shares to any person, unless that person agreed to be bound to the terms of the Voting Agreement. We are an express third-party beneficiary of the Voting Agreement.

NYSE Stockholder Approval Requirements

The NYSE requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to a substantial stockholder of the company, if the number of shares of common stock into which the securities may be convertible or exercisable exceeds 5% of the number of shares of common stock or 5% of the voting power outstanding before issuance. ValueAct Capital and MLF own 9.64% and 8.49%, respectively, of our outstanding shares of common stock, as of July 2, 2007, and are considered substantial stockholders of SIRVA. These percentages do not include the shares of common stock issuable upon conversion of the Convertible Preferred Stock. See “Security Ownership of Certain Beneficial Owners and Management.”

Upon conversion of the Notes to Convertible Preferred Stock, ValueAct Capital and MLF would own an aggregate of 75,000 shares of our Convertible Preferred Stock. Based on the initial conversion price of $3.00 per share of common stock, the Convertible Preferred Stock would be convertible, at the option of the holder, into an aggregate of 25,000,000 shares of our common stock, representing 33.8% of the outstanding shares of our common stock as of July 2, 2007. Accordingly, we are submitting this proposal for stockholder approval to comply with the NYSE rules. In addition, we are seeking stockholder approval of the related issuance of all shares of our common stock underlying the Notes and the Convertible Preferred Stock.

Effect of Not approving this Proposal

If we do not obtain stockholder approval for this proposal, the Notes would remain outstanding and could not be converted into Convertible Preferred Stock. The Notes would continue to accrue interest at 12.00% per annum, payable in shares of our common stock on each quarterly interest payment date until the Conversion Event occurs. As a result, we would continue to seek the approval of this proposal at special or subsequent annual meetings of stockholders, which will be time consuming and costly. In addition, we believe that the failure to obtain stockholder approval of this proposal could jeopardize our future financing prospects, because prospective purchasers of preferred stock or other securities convertible into our common stock might be reluctant to purchase securities deemed at risk for not becoming convertible into common stock.

SIRVA’S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE CONVERSION OF SIRVA’S NOTES, THE RELATED ISSUANCE OF ITS CONVERTIBLE PREFERRED STOCK AND THE RELATED ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE NOTES AND CONVERTIBLE PREFERRED STOCK.

PROPOSAL NO. 3
APPROVAL TO AMEND AND RESTATE
SIRVA’S OMNIBUS STOCK INCENTIVE PLAN

On July 9, 2007, our Board approved, subject to the approval of our stockholders, an Amended and Restated Omnibus Stock Incentive Plan (the “Amended Plan”) to increase the number of shares available for issuance under our Omnibus Stock Incentive Plan from 7,600,000 to 15,000,000 shares. Our Board believes that it is important to have additional shares available to provide us with the flexibility to meet future needs, in order to continue to provide incentives that motivate superior performance by participants, provide participants with an ownership interest in SIRVA, and attract and retain the services of outstanding employees. Without having additional shares of common stock available for grant under the plan, our ability to attract such new employees and directors could be negatively impacted, which would have an adverse effect on our future. Additionally, our Board believes that, should this amendment be approved, the ratio of the number of shares available for grant under the Amended Plan in relation to the number of outstanding shares would be within the range of ratios for comparable companies.

In addition, the Amended Plan includes changes which are intended to comply with section 409A of the Code. If certain awards granted under the Amended Plan are not compliant with Code Section 409A, a participant could be subject to a 20% excise tax (in addition to other penalties).

Below is a summary of the material terms of the Amended Plan. This summary does not purport to be a complete description of all of the Amended Plan’s provisions, and is qualified in its entirety by the full text of the Amended Plan, which is attached hereto as Appendix C.

General

The Amended Plan provides for the award to eligible participants of stock options, including incentive stock options (within the meaning of Code Section 422), stock appreciation rights, performance stock and performance units, restricted stock and restricted stock units, and deferred stock. Awards may be made to any non-employee member of our Board, officer or employee of our company or any of our subsidiaries, including any prospective employee, and any of our consultants or advisors.

The Amended Plan is administered by our Compensation Committee. Currently, 7,600,000 shares of our common stock are available for award under our existing Omnibus Stock Incentive Plan. If the proposed amendment is adopted by our stockholders, the number of shares of our common stock available for award under the Amended Plan will increase to 15,000,000. Shares subject to awards that are forfeited, canceled or otherwise terminated without the issuance of common stock under the Amended Plan will again be available for future awards under the Amended Plan. In addition, shares that are tendered to pay the exercise price for any option award or withheld to satisfy any withholding taxes with respect to any award will also return to the share reserve and be available for future grant. Also, shares issued in connection with awards that are assumed, converted or substituted pursuant to an adjustment event, a merger or an acquisition will not count against the share reserve. Under the Amended Plan, during any three-year period, no one person will be able to receive more than 1,000,000 options and/or stock appreciation rights. For stock awards subject to performance requirements, no one person will be able to receive more than 200,000 shares during any performance period of 36 months, with proportionate adjustment for shorter or longer periods not to exceed five years. In addition, no one person will be able to generally receive an award that is payable in cash of more than $5,000,000 for any performance period of 36 months, with proportionate adjustments for shorter or longer performance periods not to exceed five years.

Options

Both “incentive stock options,” which satisfy the requirements of Code Section 422, or “nonqualified stock options,” which are not intended to satisfy the requirements of Code Section 422, may be granted under the Amended Plan. Under the terms of the Amended Plan, the exercise price of the options will not be less than the price at which our common stock was last sold on the grant date, except for options that are assumed, converted or substituted pursuant to an adjustment event, a merger or an acquisition. The exercise price of the options will be payable in cash or its equivalent or by other methods as permitted by our Compensation Committee. The options will have a term of no greater than seven years from the grant date and will become exercisable in accordance with the vesting schedule determined at the time the awards are granted.

Upon the death or disability of any option holder and unless otherwise determined at the time of grant by our Compensation Committee, the option holder (or his or her beneficiary or legal representative) will be able to exercise (i) any incentive stock option, regardless of whether then vested, until the earlier of (a) one year from the date of termination, or (b) the date the option would otherwise expire, and (ii) any nonqualified option, regardless of whether then vested, for a period of one year. Upon the retirement of any option holder and unless otherwise determined at the time of grant by our Compensation Committee, if the option holder agrees at the time of grant to be bound by certain customary restrictive covenants for a period of three years following the date of retirement, any options previously granted to the option holder will continue to vest in accordance with their terms as if such participant had not retired and, to the extent then vested and exercisable, will be able to be exercised by the option holder (or his or her beneficiary or legal representative) until the earlier of (i) three years from the date of retirement, or (ii) the date the option would otherwise expire.

Upon the termination of an option holder’s employment for cause, all options held by the option holder, whether or not vested, will be terminated and be canceled as of the date of termination. Upon the termination of an option holder’s employment for any other reason and unless otherwise determined by our Compensation Committee at the time of grant, the option holder will be able to exercise any vested option until the earlier of (i) 60 days after the date of termination, or (ii) the date the option would otherwise expire, and all unvested options will be terminated as of the date of termination.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended Plan. Stock appreciation rights may be granted alone or together with options. Unless otherwise determined at the time of grant by our Compensation Committee, a stock appreciation right granted together with an option will have terms that are substantially identical to the option, to the extent applicable. Similarly and to the extent applicable, a stock appreciation right granted alone will have terms that are substantially identical to the options that are granted under the Amended Plan. Upon exercise of a stock appreciation right, the holder will be entitled to receive payment equal to the product of (i) the excess, if any, of the closing price of a share of common stock on the date of exercise over the closing price of a share of common stock on the grant date, multiplied by (ii) the number of shares of common stock with respect to which stock appreciation rights are exercised. Payments in respect of the exercise of a stock appreciation right may be made in cash, common stock or a combination thereof, as determined at the time of grant or subsequently by our Compensation Committee.

Performance Stock and Performance Units

Our Compensation Committee may award performance stock and performance units under the Amended Plan. Performance stock is an award of common stock that vests upon the achievement of certain performance objectives during a specified measurement period. A performance unit represents our contractual obligation to deliver our common stock or the cash equivalent to a participant upon the achievement of certain performance objectives during a specified measurement period. Performance stock and performance units may be payable in either cash and/or shares of our common stock. Performance stock will carry voting rights. Performance units will not carry voting rights until the underlying shares are issued.

Our Compensation Committee will determine the terms and conditions of awards, including the performance objectives to be achieved during the performance measurement period and the determination of whether and to what degree the specified objectives have been attained. The performance objectives will include revenue growth; EBITDA; EBITA; operating income; pre- or after-tax income; cash flow; cash flow per share; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; and debt reduction. Performance measurements may be established on a corporate wide basis or with respect to one or more business units, subsidiaries, or divisions. Performance goals may be measured in either absolute terms or relative to a specified company, group of peers or other external index. Measurement of performance may exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items.

Unless otherwise determined at the time of grant by our Compensation Committee, participants will be entitled to receive, either currently or at a future date, all dividends and other distributions paid with respect to the performance awards.

Upon termination of a participant’s employment due to death or disability during the performance measurement period and unless otherwise determined by our Compensation Committee, all of the participant’s performance stock and performance units will become vested and nonforfeitable as to that percentage of the award that would have been earned based on the attainment of performance objectives through the date of termination. Upon termination of a participant’s employment due to retirement during the performance measurement period and subject to satisfaction of customary restrictive covenants following such date for a period of three years, all of the participant’s performance stock and performance units will become vested and nonforfeitable as to the percentage of the award that would have been earned as of the date of retirement, and such amounts will become payable upon completion of the entire performance measurement period based on actual results as of the termination date. Unless otherwise determined at the time of grant or subsequently by our Compensation Committee, upon any other termination of a participant’s employment, all of the performance stock and performance units held by the participant will be forfeited.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units are also available for grant under the Amended Plan. Restricted stock is an award of common stock that vests upon the participant’s completion of a specified period of service with us. A restricted stock unit represents our contractual obligation to deliver our common stock or the cash equivalent to a participant upon the participant’s completion of a specified period of service with us. Unless otherwise determined at the time of grant or subsequently by our Compensation Committee, participants will be entitled to receive either currently or at a future date, dividends or other distributions paid with respect to restricted stock and restricted stock units. Restricted stock will carry voting rights, however, restricted stock units will not carry voting rights until the underlying shares are issued.

Upon termination of a participant’s employment due to death or disability during any restriction period and unless otherwise determined at the time of grant by our Compensation Committee, the participant’s restricted stock and restricted stock units will become vested and nonforfeitable as to that percentage of the award that would have been earned based on his or her service through the date of termination. Unless otherwise determined at the time of grant by our Compensation Committee, upon any other termination of a participant’s employment, all of the restricted stock and restricted stock units held by the participant that have not become vested will be forfeited.

Deferred Stock

Under the Amended Plan, a participant may receive an award of deferred stock. Deferred stock represents our contractual obligation to deliver shares of our common stock at the end of a specified deferral period. Deferred stock may also be settled in cash. Unless otherwise determined at the time of grant, participants will be entitled to receive additional deferred stock in respect of dividends or other distributions paid with respect to his or her deferred stock. Deferred stock will not carry voting rights until the underlying shares have been issued. Unless our Compensation Committee determines otherwise at the time of grant and unless a participant’s employment is terminated for cause, the participant would receive the shares of our common stock underlying his or her deferred shares (or cash in lieu thereof).

Forfeiture

In general, if a participant, directly or indirectly, competes with any business in which he or she was employed (or in which we have documented plans to become engaged of which the participant has knowledge at the time of his or her termination), solicits any of our employees, or discloses or misuses any confidential information during the participant’s employment with us, during any post-termination exercise period, or during the one-year period ending after the expiration of any post-termination exercise period, the participant would automatically forfeit all awards granted pursuant to the Amended Plan, to the extent they remained unexercised (in the case of options and stock appreciation rights) or subject to a restriction period (in the case of performance stock, performance units, restricted stock or restricted units), or pursuant to which any shares of common stock are to be issued in the future (in the case of deferred stock), and would be required to repay to us all financial gain he or she realized from exercising all or part of any option or stock appreciation rights, from the lapse of the restriction period on (and/or sale of) all or a portion of the participant’s performance stock, performance units, restricted stock or restricted units or from the issuance of (and/or sale of) all or a portion of the participant’s deferred stock, in each case, within the period commencing six months prior to termination of employment and generally ending one year thereafter.

Change in Control

In the event of a change in control (as defined in the Amended Plan), all outstanding options and stock appreciation rights shall become fully vested and exercisable, the restriction period applicable to any awards of restricted stock, restricted stock units and freestanding deferred stock shall lapse, and shares of our common stock underlying restricted units and deferred stock shall be issued.

Unless otherwise determined at the time of grant by our Compensation Committee, upon a change in control, (i) any performance period in progress at the time of the change in control for which performance stock or performance units are outstanding shall end, (ii) all participants granted such awards of performance stock or performance units shall be deemed to have earned a pro rata award equal to the product of (a) a participant’s target award opportunity for the performance period in question based on performance versus goals as of such date and (b) the percentage of performance objectives achieved as of the date of such change in control. Shares of common stock underlying such awards to the extent such awards are deemed to have been earned will be issued to each participant then holding such awards immediately before the change in control. All of the performance shares and performance units that have not been so earned shall be forfeited and canceled as of the date of the change in control.

Notwithstanding the foregoing, if our Compensation Committee determines before the change in control either that all outstanding awards of options, stock appreciation rights or restricted stock will be honored or assumed by the acquirer, or alternative awards with equal or better terms will be made available, such outstanding awards of options, stock appreciation rights and restricted stock will not be canceled, their vesting and exercisability will not be accelerated, and there will be no payment in exchange for such awards. Any alternative awards offered must generally (i) be based on shares of voting common stock that are traded on an established U.S. securities market, (ii) have substantially equal terms than the outstanding awards, (iii) have substantially equivalent economic value to the outstanding awards, (iv) have terms which provide, upon the involuntary termination of a participant’s employment within two years of the change in control, for unrestricted exercisability and transferability of the alternative award, and (v) not be subject to the requirements of Code Section 409A. Alternative awards shall not be made available for deferred stock, restricted stock units, performance stock or performance units.

Non-U.S. Participants

Our Compensation Committee may, in order to conform with provisions of local laws and regulations in foreign countries in which our company or any of our subsidiaries operate, (i) modify the terms and conditions of awards granted under the Amended Plan to participants employed outside the United States, (ii) establish subplans with modified exercise procedures or other modifications as may be necessary or advisable under such local laws and regulations, and (iii) take any actions which it deems advisable to obtain or comply with any necessary governmental regulatory procedures, exemptions or approvals with respect to the Amended Plan or any subplan.

Nontransferability of Awards

Awards under the Amended Plan are generally not assignable or transferable other than by will or by the laws of descent and distribution, and all awards and rights are exercisable during the life of the participant only by the participant or his or her legal representative. Our Compensation Committee may, upon such terms and conditions as it determines appropriate, permit transfers to the participant’s family members or to entities of which the participant or his or her family members are the sole beneficiaries or owners.

Term and Amendment

Our Board may terminate or suspend the Amended Plan any time, and from time to time may amend or modify the Amended Plan, provided that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of common stock is present in person or by proxy, no amendment or modification to the Amended Plan may (i) materially increase the benefits accruing to participants under the Amended Plan, (ii) except as a result of an adjustment event, materially increase the number of shares of common stock subject to awards under the Amended Plan or the maximum number of awards or amount of cash that may be granted to a participant under the Amended Plan, (iii) materially modify the requirements for participation in the Amended Plan, or (iv) amend, modify, terminate or suspend the prohibition against repricing or the requirements relating to amending, modifying or terminating the Amended Plan. No amendment, modification, or termination of the Amended Plan shall in any manner adversely affect any award previously granted under the Amended Plan, without the consent of the participant; provided that without a participant’s consent the Board or our Compensation Committee may amend the Amended Plan, or any award or award agreement thereunder as may be appropriate to either (A) exempt the award from Code Section 409A in the case of options, stock appreciation rights, performance shares or restricted shares, or (B) comply with the requirements of Code Section 409A in the case of performance units, restricted stock units, or deferred stock. The Amended Plan shall continue in effect, unless sooner terminated by the Board, until November 19, 2013.

Federal Income Tax Consequences

The following is a brief description of the material U.S. Federal income tax consequences generally arising with respect to awards issued pursuant to the Amended Plan.

The grant of an option will generally not give rise to tax consequences for the option holder or entitle us to a deduction. Upon exercising an option, other than an incentive stock option, the option holder will generally recognize ordinary income equal to the excess, if any, of the closing price of the shares acquired on the date of exercise over the exercise price, and we generally will be entitled to a tax deduction in the same amount in the year the income is so recognized. Generally, upon exercise of an incentive stock option, the participant would not recognize income upon exercise if the participant (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise, and (ii) is an employee of our company or one of our subsidiaries from the date of grant and through and until three months before the exercise date. Any gain would be taxed to the participant as long-term capital gain and we would not be entitled to a deduction. The excess of the market value on the exercise date over the exercise price is an item of tax preference, potentially subject to the alternative minimum tax.

With respect to other awards, upon the payment of cash or the issuance of shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant will generally recognize ordinary income equal to the cash or the fair market value of shares or other property delivered. The fair market value of the shares delivered will be the product of the number of shares delivered and the closing price of a share of common stock on the date of delivery of the shares. We will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant in the year the income is so recognized, except to the extent the compensation paid to certain of our executive officers is subject to the limitation contained in Code Section 162(m).

Code Section 409A

Code Section 409A imposes restrictions on nonqualified deferred compensation, and covers most arrangements that defer the receipt of compensation, and certain awards under the Amended Plan are subject to these rules. Failure to comply with the requirements of Code Section 409A and the related guidance and regulations may result in the early taxation of deferred compensation and the imposition of a 20% penalty. Code Section 409A is effective with respect to amounts deferred after December 31, 2004 and amounts deferred prior to 2005 that were not vested as of December 31, 2004. Code Section 409A may also apply to amounts deferred earlier under arrangements that are materially modified after October 3, 2004. Final guidance relating to Code Section 409A was issued in April of 2007 and employers are required to amend plan documentation for nonqualified deferred compensation by December 31, 2007. It is intended that the awards granted under the Amended Plan that are potentially subject to the requirements of Code Section 409A will comply with such requirements.

Plan Benefits

Because benefits under the Amended Plan will depend on our Compensation Committee’s actions, which may include determining performance goals applicable to performance stock and performance units, and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that would be received by participants under the Amended Plan.

SIRVA’S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE AMENDED AND RESTATED OMNIBUS STOCK INCENTIVE PLAN.

PROPOSAL NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP as SIRVA’s independent registered public accounting firm to audit its consolidated financial statements for the 2007 fiscal year. Ernst & Young LLP also served as SIRVA’s independent registered public accounting firm for the 2006 fiscal year.

Although SIRVA is not required to seek stockholder approval of the appointment of Ernst & Young LLP as its independent registered public accounting firm, the Board believes it to be sound corporate governance to do so. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. Even if the stockholders ratify the selection, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of SIRVA and its stockholders.

Representatives of Ernst & Young LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

SIRVA’S BOARD RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP
AS SIRVA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD STRUCTURE AND CORPORATE GOVERNANCE PRINCIPLES

The Board is divided into four classes. Directors in three of the classes serve staggered three-year terms and are elected at the annual meeting of stockholders held in the year in which the term for their class expires. The director in the fourth class of the Board is elected by the holder of SIRVA’s series A preferred stock and serves until such director is removed or replaced by such holder or until such holder ceases to hold specified amounts of  the Convertible Preferred Stock and/or Notes, as described above under “Proposal No. 2 Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of its Convertible Perpetual Preferred Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock—Description of the Transaction—Series A Preferred Stock.”

The Board has 9 directors and the following five standing committees: (1) Audit, (2) Compensation, (3) Nominating and Governance, (4) Executive and (5) Finance. The membership and the function of each committee are described below. During 2006, the Board held 8 meetings, and each director other than Robert J. Dellinger and General Sir Jeremy Mackenzie attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a director and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

Name of Director	Audit	Compensation	Nominating and Governance	Executive	Finance
Outside Directors:
Frederic F. Brace(1)	*			X	*
Robert J. Dellinger	X	X	X
Thomas E. Ireland(2)				X	X
Laban P. Jackson, Jr.(3)	X		X
Peter H. Kamin(4)				X	X
General Sir Jeremy Mackenzie		X	*
John R. Miller(5)	(X)	X		*
Joseph A. Smialowski(6)	X	*	X
Employee Directors:
Robert W. Tieken(7)	(*)			X	X
Former Directors:
Kathleen J. Affeldt(8)		(*)
Kelly J. Barlow(9)					(X)
Brian P. Kelley(10)				(X)	(X)
Robert W. Nelson(11)	(*)
James W. Rogers(12)				(*)
Axel Rückert(13)		(X)	(X)
Richard J. Schnall(14)				(X)	(X)
Carl T. Stocker(15)	(*)	(X)			(X)
Number of Meetings in 2006	11	7	3	3	15

X = Committee member; * = Chair; (X) = Former Committee member; (*) = Former Committee chair

       (1) Mr. Brace was appointed Chairman of the Audit Committee, effective March 8, 2007.

       (2) Mr. Ireland was appointed to the Board, effective January 1, 2007.

       (3) Mr. Jackson was appointed to the Board and the Audit Committee, effective July 1, 2006.

       (4) Mr. Kamin was appointed to the Board, effective September 29, 2006.

       (5) Mr. Miller was appointed to the Board, effective December 1, 2005. He was appointed Chairman of the Board, effective January 1, 2006. Mr. Miller also served on the Audit Committee from January to February 2006.

       (6) Mr. Smialowski was appointed to the Board, effective July 1, 2006.

       (7) Mr. Tieken served as a member of the Audit Committee from July 2006 when he joined the Board until March 8, 2007, when he was appointed Interim Chief Executive Officer. He also served as Chairman of the Audit Committee from December 13, 2006 until March 8, 2007.

       (8) Ms. Affeldt served on the Board from August 2002 until April 30, 2007.

       (9) Mr. Barlow served on the Board from September 29, 2006 until April 30, 2007.

(10) Mr. Kelley resigned from the Board and as President and Chief Executive Officer in March 2007.

(11) Mr. Nelson served on the Board from December 1, 2005 until April 30, 2007. He also served as Chairman of the Audit Committee from January 1, 2006 until December 13, 2006.

(12) Mr. Rogers served on the Board from February 1999 until December 2006. Mr. Rogers served as Chairman of the Board from August 1999 to December 2005.

(13) Mr. Rückert served on the Board from August 2004 until June 2006.

(14) Mr. Schnall served on the Board from March 2002 until April 30, 2007.

(15) Mr. Stocker served on the Board from May 2000 until April 16, 2007. He also served as Chairman of the Audit Committee from May 2000 to December 2005.

Audit Committee

The Audit Committee has responsibility for, among other things:

•       assisting the Board in monitoring:

•        the quality of our financial reporting and other internal control processes,

•        the quality and integrity of our financial statements,

•        the independent auditor’s qualifications and independence,

•        the performance of our internal audit function and independent auditors, and

•        our compliance with legal and regulatory requirements and our code of conduct; and

•       preparing the report of the Audit Committee required to be included in our annual proxy statement under the rules of the SEC.

Mr. Nelson joined the Audit Committee in January 2006 as its Chairman. The Audit Committee also included Messrs. Brace, Dellinger and Miller. Mr. Miller resigned from the Audit Committee in February 2006, and Messrs. Jackson and Tieken joined the committee in July 2006. Mr. Nelson served as the Chairman of the Audit Committee until he resigned from the committee on December 13, 2006, at which time Mr. Tieken became the Chairman of the Audit Committee. Mr. Tieken resigned from the committee on March 8, 2007, when he was appointed Interim Chief Executive Officer (effective as of April 1, 2007), at which time Mr. Brace became Chairman of the Audit Committee. In addition, Mr. Smialowski joined the committee in May 2007. The Board has determined that all members of the Audit Committee are independent under both NYSE and SEC rules. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the NYSE listing standards.

In addition, the Board has determined that Messrs. Dellinger and Brace are audit committee financial experts for purposes of the SEC rules, and that each of them has accounting or related financial management expertise for purposes of NYSE listing standards. Although designated as audit committee financial experts, Messrs. Dellinger and Brace are not accountants for SIRVA and, under SEC rules, are not “experts” for purposes of the liability provisions of the Securities Act or for any other purpose. Messrs. Dellinger and Brace do not have any responsibilities or obligations in addition to those of the other Audit Committee members; all Audit Committee members have identical duties and responsibilities.

Compensation Committee

The Compensation Committee has responsibility for the compensation of our Chief Executive Officer (“CEO”) and our other officers. Specifically, the committee:

•       reinforces and insures alignment to our general compensation philosophy and, in consultation with senior management, oversees the development and implementation of compensation programs;

•       in consultation with the Chairman of the Board (so long as the CEO is not the Chairman), reviews our CEO’s compensation, the corporate goals and objectives relevant to that compensation, our CEO’s performance in light of those goals and objectives, and makes recommendations to the Board with respect to our CEO’s compensation levels based on this evaluation;

•       reviews and approves all compensation arrangements for our other officers, including base salary level, annual incentive opportunity, and long-term incentive opportunity level;

•       reviews and makes recommendations to the Board with respect to SIRVA’s executive compensation plans, including incentive compensation plans and equity-based plans, and oversees the administration of these plans and discharges any responsibilities imposed on the committee by any of these plans; and

•       prepares the report on executive compensation required by the rules and regulations of the SEC.

Nominating and Governance Committee

The Nominating and Governance Committee has responsibility for, among other things, assisting the Board by identifying individuals qualified and suitable to be nominated as members of the Board and its committees and by recommending the director nominees for each annual meeting of stockholders. It is also responsible for determining the appropriate Board size and committee structure, determining the compensation of our directors, including evaluating our director compensation plans, policies and programs and insuring overall alignment of directors compensation to the corporate compensation philosophy, and developing and reviewing corporate governance principles applicable to SIRVA.

The committee will consider nominees recommended by stockholders provided that the recommendations are made in accordance with the procedures described in this proxy statement under “Questions and Answers About the Proxy Materials and the 2007 Annual Meeting.” Stockholder’s nominees that comply with these procedures will receive the same consideration that the committee’s nominees receive.

The committee evaluates whether the nominee’s skills are complementary to the existing Board members’ skills, and the Board’s needs for operational, management, financial, international, technological or other expertise. The committee and SIRVA’s CEO interview candidates that meet the criteria, and the committee selects nominees that best suit the Board’s needs.

Executive Committee

The Executive Committee meets or takes written action when the Board is not otherwise meeting. The committee has full authority to act on behalf of the Board, except that it cannot:

•       take any action delegated to another Board committee;

•       amend the certificate of incorporation;

•       adopt an agreement of merger or consolidation or a certificate of ownership or merger;

•       recommend to the stockholders the sale, lease or exchange of all or substantially all of SIRVA’s property and assets;

•       declare a dividend;

•       authorize the issuance of stock;

•       authorize the borrowing of funds, other than under existing facilities, that is material to SIRVA’s capital structure;

•       appoint or discharge SIRVA’s independent public accountants;

•       authorize the annual operating plan, annual capital expenditure plan or strategic plan;

•       abolish or usurp the authority of the Board;

•       amend the Bylaws; or

•       exercise any other powers which under the Delaware General Corporation Law may not be delegated to a committee.

Finance Committee

The Finance Committee was established on January 1, 2006 and has responsibility for, among other things, assisting the Board in overseeing all areas of corporate finance for SIRVA, including capital structure, equity and debt financings, capital expenditures, cash management, banking activities and relationships, investments, and foreign exchange activities. The committee also provides guidance to the Board and management about all proposals concerning SIRVA’s major financial policies.

Other Committees

We also have a CEO Search Committee and a Class Action Committee. The CEO Search Committee consists of Messrs. Miller (Chairman), Ireland, Jackson, Kamin and Tieken and was established in March 2007 when Brian P. Kelley, our former President and Chief Executive Officer, resigned. The CEO Search Committee was established to conduct and oversee the search for a new Chief Executive Officer. The Class Action Committee consists of Messrs. Miller (Chairman), Brace, Smialowski and Tieken and was established in March 2007 to oversee and authorize any settlement or other resolution of our securities class action litigation.

Series A Preferred Stock Director Election Rights

In September 2006, pursuant to the terms of the Purchase Agreement, we issued to ValueAct Capital one share of our series A preferred stock. Such preferred stock gives the holder the right to elect up to two directors to our Board, as well as remove or replace those directors. For further information about the terms of the series A preferred stock and the director election rights, see “Proposal No. 2 Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of its Convertible Perpetual Preferred

Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock—Description of the Transaction—Series A Preferred Stock.”

In accordance with the terms of the series A preferred stock, ValueAct Capital nominated, and our Board elected, Kelly J. Barlow and Peter H. Kamin to the Board as Designated Directors, effective as of September 29, 2006. In April 2007, ValueAct Capital agreed to reduce its Board representation to one director, but reserved the right to designate an individual with Board observation rights. As a result, Mr. Barlow resigned from the Board, effective as of April 30, 2007.

Other than pursuant to the terms of our series A preferred stock, there are no arrangements or understandings between any executive officer or director and any other person pursuant to which the executive officer or director was elected.

Statement on Corporate Governance

We have had formal corporate governance standards in place since December 2002. We have reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC and the corporate governance listing standards of the NYSE regarding corporate governance policies and processes. We are in compliance with the rules and listing standards of the NYSE.

Director Independence

SIRVA has adopted the following standards for director independence in compliance with the NYSE corporate governance listing standards:

1.      No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with SIRVA or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with SIRVA or any of its subsidiaries);

2.      A director who is an employee, or whose immediate family member is an executive officer of SIRVA or any of its subsidiaries is not independent until three years after the end of such employment relationship;

3.      A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from SIRVA or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation;

4.      A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of SIRVA or any of its subsidiaries is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

5.      A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of SIRVA’s or any of its subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship; and

6.      A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, SIRVA or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

In 2006, Kathleen J. Affeldt, Kelly J. Barlow, Frederic F. Brace, Robert J. Dellinger, Laban P. Jackson, Jr., Peter H. Kamin, Brian P. Kelley, General Sir Jeremy Mackenzie, John R. Miller, Robert W. Nelson, James W. Rogers, Axel Rückert, Richard J. Schnall, Joseph A. Smialowski, Carl T. Stocker and Robert W. Tieken served as members of our Board. Mr. Rückert resigned from the Board in June 2006. Mr. Rogers resigned from the Board in December 2006 and was replaced by Thomas E. Ireland, effective January 1, 2007. In addition, Mr. Kelley resigned as SIRVA’s President and Chief Executive Officer and a director in March 2007, and Ms. Affeldt and Messrs. Barlow, Nelson, Schnall and Stocker resigned as directors in April 2007.

In 2006, the Board determined that each of Ms. Affeldt and Messrs. Brace, Dellinger, Jackson, Mackenzie, Miller, Nelson, Rückert, Smialowski and Stocker were independent directors. The Board also had determined that Mr. Tieken was an independent director until his appointment as Interim Chief Executive Officer in March 2007, which was effective as of April 1, 2007. Each of these directors meets the independence requirements of the NYSE and has no other material relationships with SIRVA that the Board, after considering all relevant facts and circumstances, believes would interfere with the exercise of independent judgment in carrying out such director’s responsibilities.

The majority of SIRVA’s directors, and each member of its Audit Committee, Compensation Committee and Nominating and Governance Committee, qualify as independent directors under the rules of the NYSE.

Presiding Director for Executive Sessions

SIRVA’s non-management directors meet at regularly scheduled executive sessions without management. John R. Miller, the Chairman of the Board, acts as the presiding director of these executive sessions of the Board.

Communication with Non-Management Directors

Stockholders and other interested parties may communicate with non-management directors by writing to John R. Miller, Chairman of the Board, c/o SIRVA General Counsel, 700 Oakmont Lane, Westmont, Illinois 60559. Inquiries will be reviewed by SIRVA’s General Counsel and if they are relevant to, and consistent with, SIRVA’s operations, policies and philosophies, they will be forwarded to Mr. Miller. All directors are expected to attend the annual stockholders’ meeting. Eight of our nine directors attended the 2006 annual meeting of stockholders.

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

SIRVA’s Corporate Governance Guidelines, Code of Business Conduct and charters for the Audit, Compensation, Nominating and Governance, Executive and Finance Committees are available on SIRVA’s website at www.sirva.com by following the links “Investor Relations” and then “Corporate Governance.”  Links to the relevant charters and guidelines appear under the headings “Committee Charters” and “Governance Documents.”  Copies of the Corporate Governance Guidelines, Code of Business Conduct and committee charters are also available to stockholders upon request, addressed to SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attention: Investor Relations. SIRVA will promptly disclose any waivers. SIRVA will post to its website any amendments to the Code of Business Conduct, or waivers to the provisions thereof for directors or executive officers. SIRVA’s website and the information contained therein or incorporated therein are not part of this proxy statement nor incorporated by reference in this proxy statement.

Annual CEO Certification

The chief executive officer and chief financial officer certifications required under Section 302 of the Sarbanes-Oxley Act have been filed as exhibits to SIRVA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The certification by SIRVA’s chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules was submitted to the NYSE without qualification.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers as of July 1, 2007.

Name	Age	Position
Robert W. Tieken	68	Director and Interim Chief Executive Officer
James J. Bresingham	39	Executive Vice President—Chief Accounting Officer and Acting Chief Financial Officer
Timothy P. Callahan	45	Senior Vice President, Global Sales
Douglas V. Gathany	51	Vice President, Treasurer
Rene C. Gibson	40	Senior Vice President, Human Resources
Michael B. McMahon	43	President, Global Relocation
Kevin D. Pickford	50	President and Managing Director, Europe
Eryk J. Spytek	39	Senior Vice President, General Counsel and Secretary

Robert W. Tieken.   See previous description under “Proposal No. 1 Election of Directors—Nominees for Three-Year Terms That Will Expire at the 2010 Annual Meeting of Stockholders.”

James J. Bresingham joined our company in July 2004 and has served as Executive Vice President—Chief Accounting Officer since January 2006. In June 2007, Mr. Bresingham was also appointed acting Chief Financial Officer. Mr. Bresingham was Vice President of Business Development from July 2004 to December 2005. Prior to joining us, Mr. Bresingham was Director of Business Development at Sears, Roebuck & Co., a broadline retailer, from 2001 until June 2004. He spent the previous seven years with PricewaterhouseCoopers LLP in various auditing and transaction services roles.

Timothy P. Callahan joined our company in May 2002 and has served as Senior Vice President, Global Sales since September 2005. Mr. Callahan joined us after our May 2002 purchase of the relocation services business of Cooperative Resource Services (“CRS”). From 1998 to May 2002, Mr. Callahan served CRS as Senior Vice President with responsibility for all sales, marketing and public relations. Mr. Callahan served as our Executive Vice President, Sales from May 2002 to March 2005 and as Senior Vice President, Sales and Marketing from March 2005 to September 2005.

Douglas V. Gathany joined our company in June 2001 and has served as Vice President, Treasurer since that time. Prior to joining our company, Mr. Gathany served in various positions with Montgomery Ward, a retail merchandising organization, since 1979, including as Vice President-Treasurer from 1996 to 2001.

Rene C. Gibson joined our company in May 2005 and has served as Senior Vice President, Human Resources since May 2007. Prior to that, Ms. Gibson served as Vice President of Human Resources since October 2006 and Director of Human Resources from May 2005 to October 2006. Prior to joining us,

Ms. Gibson was at PepsiAmericas where she served in various positions, including Project Manager and Chicago Regional Human Resource Manager, since April 2002.

Michael B. McMahon joined our company in April 2004 and has served as President, Global Relocation since May 2007. Mr. McMahon also served as President, Moving Services North America from April 2004 until April 2007 and continues to have responsibility for Moving Services North America until his successor is found. Prior to joining us, Mr. McMahon was General Manager, Product & Asset Management for GE Capital—Rail Services from June 2003 to March 2004 and its Chief Financial Officer from July 2001 to June 2003.

Kevin D. Pickford joined our company in 1999 as a result of our purchase of the Allied Pickfords business from NFC plc, now known as Exel Investments Limited, and has served as President and Managing Director, Europe since January 2005. Mr. Pickford served as President, European Operations from November 2004 to December 2005 and Managing Director, Asia Pacific for SIRVA from 1999 to December 2005.

Eryk J. Spytek joined our company in February 2006 and has served as Senior Vice President, General Counsel and Secretary since that time. Previously, he was a partner at Winston & Strawn LLP, where he served from 1996 through January 2006.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, at July 2, 2007, concerning:

•       each stockholder known to us to beneficially own more than 5% of our outstanding common stock;

•       beneficial ownership of our outstanding common stock by each of our current directors;

•       beneficial ownership of our outstanding common stock by each of our Named Executive Officers (as defined below); and

•       beneficial ownership of our outstanding common stock by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number	Percent
Clayton, Dubilier & Rice Fund V Limited Partnership(2)	17,085,837	23.10%
Clayton, Dubilier & Rice Fund VI Limited Partnership(3)	7,102,498	9.60%
ValueAct Capital Master Fund, L.P.(4)	27,148,487	28.89%
MLF Offshore Portfolio Company, L.P.(5)	11,276,800	14.28%
Robert S. Pitts, Jr.(6)	4,000,000	5.41%
Name of Directors and Named Executive Officers(1)
Frederic F. Brace(7)	33,329	*
Robert J. Dellinger(8)	78,642	*
Thomas E. Ireland (9)	—	—
Laban P. Jackson, Jr.(10)	36,795	*
Peter H. Kamin(11)	—	—
Sir Jeremy Mackenzie(12)	54,718	*
John R. Miller(13)	26,522	*
Joseph A. Smialowski(14)	29,959	*
Robert W. Tieken(15)	13,472	*
Brian P. Kelley(16)	866,960	1.16%
J. Michael Kirksey(17)	—	—
Kevin D. Pickford(18)	98,922	*
Michael B. McMahon(19)	50,000	*
Timothy P. Callahan(20)	102,086	*
All directors and executive officers as a group (18 persons)(21)	1,556,034	2.07%

*                    Less than 1%.

       (1) The number of shares beneficially owned by each entity, director or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an entity or person is deemed a “beneficial owner” of a security if it, he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. An entity or person is also deemed to be a beneficial owner of any securities which that entity or person has the right to acquire beneficial ownership of within 60 days of July 2, 2007 or August 30, 2007. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

       (2) CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership (“Associates V”), is the general partner of Clayton, Dubilier & Rice Fund V Limited Partnership (“Fund V”) and has the power to direct Fund V as to the voting and disposition of shares held by

Fund V. CD&R Investment Associates II, Inc., a Cayman Island exempted company (“Investment Associates II”), is the managing general partner of Associates V and has the power to direct Associates V as to its direction of Fund V’s voting and disposition of the shares held by Fund V. No person controls the voting and disposition of Investment Associates II, Inc. with respect to the shares owned by Fund V. Each of Associates V and Investment Associates II expressly disclaims beneficial ownership of the shares owned by Fund V. The business address for each of Fund V, Associates V and Investment Associates II, is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

       (3) CD&R Associates VI Limited Partnership, a Cayman Islands exempted limited partnership (“Associates VI”), is the general partner of Clayton, Dubilier & Rice Fund VI Limited Partnership (“Fund VI”) and has the power to direct Fund VI as to the voting and disposition of shares held by Fund VI. CD&R Investment Associates VI, Inc., a Cayman Island exempted company (“Investment Associates VI”), is the general partner of Associates VI and has the power to direct Associates VI as to its direction of Fund VI’s voting and disposition of the shares held by Fund VI. No person controls the voting and disposition of Investment Associates VI with respect to the shares owned by Fund VI. Each of Associates VI and Investment Associates VI expressly disclaims beneficial ownership of the shares owned by Fund VI. The business address for each of Fund VI, Associates VI and Investment Associates VI is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

       (4) The business address for ValueAct Capital is 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133. The address and number of shares of SIRVA common stock beneficially owned by ValueAct Capital is based on the Schedule 13D/A filed by ValueAct Capital with the SEC on July 2, 2007. The number of shares includes 20,000,000 shares of common stock issuable upon conversion of the Convertible Preferred Stock (the “Conversion Shares”), since issuance of such Convertible Preferred Stock could be approved by stockholders within 60 days of July 2, 2007. Upon receipt of stockholder approval, the Convertible Preferred Stock will be issued to ValueAct Capital in exchange for the Notes, which ValueAct Capital currently holds. There is no assurance that a Conversion Event will occur within 60 days of July 2, 2007. The number of shares also includes 16,587 shares of common stock issuable to Peter H. Kamin, a managing member, upon conversion of deferred stock granted to Mr. Kamin for serving on our Board. See note 11 below. In addition, as reported in the Schedule 13D/A, ValueAct Capital may be deemed to be the beneficial owner of 51,329,322 shares of common stock, representing approximately 54.6% of our outstanding common stock. Of those shares, 17,085,837 shares are owned of record by Fund V and 7,102,498 shares are owned of record by Fund VI (collectively, the “CD&R Shares” and together with Fund V, the “CD&R Entities”). Solely as a result of the voting agreement, dated September 29, 2006, by and among ValueAct Capital and the CD&R Entities, ValueAct Capital may be deemed to beneficially own the CD&R Shares. All dispositive power and pecuniary interest in the CD&R Shares are held by the CD&R Entities. ValueAct Capital expressly disclaims beneficial ownership of the CD&R Shares and the Conversion Shares. ValueAct Capital also beneficially owns one share of SIRVA’s series A preferred stock, representing all of the outstanding shares thereof. The series A preferred stock entitles ValueAct Capital to appoint two directors to our Board, subject to specified conditions. Holders of series A preferred stock have no other voting rights, except as provided by the Delaware general corporation law.

       (5) The business address for MLF is c/o Trident Trust Company (Cayman) Ltd., One Capital Place, P.O. Box 847, Grand Cayman, Cayman Islands, B.W.I. The number of shares of SIRVA common stock beneficially owned by MLF is based on the Schedule 13D/A filed by MLF with the SEC on June 29, 2007. The number of shares includes 5,000,000 shares of common stock issuable upon conversion of the Convertible Preferred Stock, since issuance of such Convertible Preferred Stock could be approved by stockholders within 60 days of July 2, 2007. Upon receipt of stockholder approval, the Convertible Preferred Stock will be issued to MLF in exchange for the Notes, which

MLF currently holds. There is no assurance that a Conversion Event will occur within 60 days of July 2, 2007.

       (6) The business address of Mr. Pitts is 767 Fifth Avenue, 6th Floor, New York, New York 10153. Mr. Pitts is the managing member of Steadfast Capital Management LLC, a Delaware limited liability company (the “Investment Manager”), and Steadfast Advisors LLC, a Delaware limited liability company (the “Managing General Partner”). The Managing General Partner has the power to vote and dispose of the securities held by Steadfast Capital, L.P., a Delaware limited partnership (“Steadfast Capital”). The Investment Manager has the power to vote and dispose of the securities held by American Steadfast, L.P., a Delaware limited partnership (“American Steadfast”), and Steadfast International Ltd., a Cayman Island exempted company (the “Offshore Fund”). Steadfast Capital, American Steadfast and Offshore Fund hold 654,447, 1,335,738 and 2,009,815 shares, respectively, of SIRVA common stock. The number of shares of SIRVA common stock beneficially owned by these parties is based on the Schedule 13G filed by the parties with the SEC on April 16, 2007.

       (7) Includes 31,329 deferred shares held by Mr. Brace pursuant to the SIRVA, Inc. Directors Compensation Policy (the “Directors Policy”).

       (8) Includes 55,755 deferred shares held by Mr. Dellinger pursuant to the SIRVA, Inc. Directors Compensation Plan (the “Directors Plan”) and the Directors Policy.

       (9) Does not include 17,085,837 shares owned by Fund V or 7,102,498 shares owned by Fund VI. Mr. Ireland may be deemed to share beneficial ownership of the shares owned of record by Fund V by virtue of his status as a shareholder of Investment Associates II, the managing general partner of Associates V, and by Fund VI by virtue of his status as a shareholder of Investment Associates VI, the general partner of Associates VI. However, Mr. Ireland expressly disclaims beneficial ownership of the shares owned by Fund V and Fund VI, respectively.

(10) Includes 36,795 deferred shares held by Mr. Jackson pursuant to the Directors Policy.

(11) Does not include 16,587 deferred shares held by Mr. Kamin pursuant to the Directors Policy. Under an agreement with ValueAct Capital, Mr. Kamin is deemed to hold the deferred stock for the benefit of ValueAct Capital and indirectly for (i) VA Partners, L.L.C. as general partner of ValueAct Capital (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital and (iii) ValueAct Capital Management, LLC as general partner of ValueAct Capital Management, L.P. Also does not include 27,131,900 shares of common stock and one share of series A preferred stock of SIRVA owned by ValueAct Capital. Mr. Kamin is a managing member of VA Partners, LLC and ValueAct Capital Management, L.P. Mr. Kamin expressly disclaims beneficial ownership of the shares owned by ValueAct Capital, except to the extent of his pecuniary interest therein.

(12) Includes 53,653 deferred shares held by Sir Jeremy Mackenzie pursuant to the Directors Plan and the Directors Policy.

(13) Includes 26,522 deferred shares held by Mr. Miller pursuant to the Directors Policy.

(14) Includes 29,959 deferred shares held by Mr. Smialowski pursuant to the Directors Policy.

(15) Includes 13,472 deferred shares held by Mr. Tieken pursuant to the Directors Policy.

(16) Includes 645,060 shares issuable to Mr. Kelley upon exercise of options exercisable within 60 days. Mr. Kelley resigned as President and Chief Executive Officer of SIRVA, effective as of April 1, 2007.

(17) Mr. Kirksey’s employment as our Senior Vice President and Chief Financial Officer was terminated on June 7, 2007.

(18) Includes 75,147 shares issuable to Mr. Pickford upon exercise of options exercisable within 60 days.

(19) Includes 50,000 shares issuable to Mr. McMahon upon exercise of options exercisable within 60 days.

(20) Includes 75,720 shares issuable to Mr. Callahan upon exercise of options exercisable within 60 days.

(21) Includes 939,327 shares issuable upon exercise of options exercisable within 60 days, and 247,485 deferred shares held pursuant to the Directors Plan and the Directors Policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of SIRVA common stock to file reports with the SEC regarding their ownership and changes in ownership of our common stock. We believe that during 2006, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, we have relied upon examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our directors and executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (“Committee”) of SIRVA’s Board is responsible for establishing, implementing and monitoring adherence with SIRVA’s compensation philosophy and objectives, which are described below. The Committee is also responsible for ensuring that the total compensation paid to SIRVA’s “Named Executive Officers” and our other executive officers is fair, reasonable and competitive. SIRVA’s “Named Executive Officers” are those individuals who served as SIRVA’s Chief Executive Officer and Chief Financial Officer during 2006, as well as those other individuals included in the table under the heading “Summary Compensation Table” below, as determined under applicable SEC rules. While the Named Executive Officer group includes Brian P. Kelley, he resigned as our President and Chief Executive Officer and as a member of the Board effective April 1, 2007. Since that time, Robert W. Tieken, who has served on SIRVA’s Board since July 2006, has served as our Interim Chief Executive Officer. The Named Executive Officer group also includes J. Michael Kirksey, whose employment as our Senior Vice President and Chief Financial Officer was terminated on June 7, 2007. James J. Bresingham, our Executive Vice President and Chief Accounting Officer, has also served as our acting Chief Financial Officer since that time. The Board has engaged an outside search firm to assist in the recruitment of a permanent President and Chief Executive Officer and a permanent Senior Vice President and Chief Financial Officer.

Compensation Philosophy and Objectives

SIRVA’s compensation philosophy is that pay should be linked directly to, and highly differentiated as a result of, the success of SIRVA as a whole, its individual business segments, team and individual performance, and a desire to retain associates. Compensation design should foster a true meritocracy, and programs should promote superior performance. Compensation design should also be guided by, and supportive of, SIRVA’s Leadership Traits and Core Values. We believe that our success is dependant on each and every associate, particularly the Named Executive Officers, demonstrating these traits and embodying these values in everything that they do. They are a reflection of who we are and how we measure our performance. Our Leadership Traits and Core Values are:

Leadership Traits		Core Values
•	Energy—Bring strong personal passion and a bias for action	•	Unyielding Integrity—In everything we do, say and stand for
•	Energize—Positively mobilize others toward stretch goals	•	Customer Centric—Anticipate customer needs and meet rising expectations
•	Edge—Mental toughness to recognize and deal with reality	•	Associate Oriented—Fair, inclusive, upbeat work environment
•	Execute—Consistently deliver on commitments	•	Performance Based—Winning, relative to the external market
		•	Leadership Based—A passion to be the best

Role of Executive Officers in Compensation Decisions

Our Chief Executive Officer and our Senior Vice President of Human Resources annually review the performance of each Named Executive Officer and our other executive officers (other than the Chief Executive Officer, whose performance is reviewed solely by the Committee after seeking input from the Board).

Following that process, in March of each year, the Senior Vice President of Human Resources presents an organizational review to the Board. During this review, succession planning is also considered, as well as strengths and development opportunities for the Named Executive Officers and our other executive officers. During this time, the Committee also determines annual bonus opportunities for the Named Executive Officers and our other executive officers and performance objectives for SIRVA, its business segments, and team and individual performance.

In June, our Senior Vice President of Human Resources presents to the Committee a competitive compensation review, along with relevant market compensation data and proposed adjustments to base salary and equity compensation levels and opportunities for the Named Executive Officers and our other executive officers. The Committee then considers all information presented, makes its decisions for the Named Executive Officers and our other executive officers, and seeks the ratification of the independent members of the Board on Chief Executive Officer compensation.

Setting Executive Compensation

The Committee has designed SIRVA’s compensation programs to motivate the Named Executive Officers and our other executive officers to achieve and exceed goals set by the Committee and to retain such individuals. To assist the Committee in setting these goals and monitor and review compensation levels and opportunities, the Committee has the ability to hire outside consultants and may terminate such consultants as necessary. In connection with this ability, the Committee has engaged Frederic W. Cook & Co., Inc. (the “Compensation Consultant”), an outside executive compensation consulting firm. The Compensation Consultant provides the Committee with, among other things, relevant market data and alternatives to consider when setting compensation levels and opportunities for the Named Executive Officers and our other executive officers. All of the Compensation Consultant’s work is performed at the direction of the Committee. Certain members of SIRVA’s management are involved in the work performed by the Compensation Consultant, and do so only at the direction of the Committee. Management does not retain an outside executive compensation consultant.

To assist it in making compensation decisions, the Committee has historically compared each element of total compensation against the compensation elements used by a peer group of publicly-traded companies of similar size to SIRVA, which are either direct business competitors (i.e., moving services, human resource outsourcing services, or mortgage/title/closing services) or companies that have one or more of the following characteristics:  business-to-business service provider; significant international operations; marketing, sales and account management focus; and/or customer service orientation (collectively, the “Compensation Peer Group”). The Committee annually reviews the Compensation Peer Group to determine if additions and/or deletions to the Compensation Peer Group are necessary. The companies comprising the Compensation Peer Group for 2006 were Affiliated Computer Service, Inc., ARAMARK, The Brink’s Company, Cintas, Dollar Thrifty Automotive Group, Inc., H&R Block, Hewitt Associates, IndyMac Bancorp, Inc., New Century Financial Corporation, PHH Corporation, Realogy Corporation, Inc. and ServiceMaster.

The Committee is currently working with the Compensation Consultant to revise the Compensation Peer Group for 2007 to reflect changes in SIRVA’s business portfolio and replace companies that are no longer independent, publicly traded companies.

The Committee does not have pre-established policies or targets for the allocation between either cash or equity, or short-term or long-term incentives, but instead annually determines the proper mix in light of SIRVA’s compensation philosophy and objectives. To attract and retain experienced talent, the Committee generally sets base salary for Named Executive Officers and our other executive officers at the 50th percentile of the base salary paid to similarly situated executives of the Compensation Peer Group. Total target cash compensation, comprised of base pay plus target annual bonus, has been generally set for Named Executive Officers and other executive officers at the 75th percentile. Variations to these percentiles may occur due to the experience level of the individual and market factors, including the availability of experienced personnel for that position, competitive market data, and industry trends. Actual compensation paid to the Named Executive Officers and our other executive officers can fall below or exceed target levels depending upon the financial results of SIRVA and its business segments, and team and individual performance.

2006 Executive Compensation Components

For SIRVA’s fiscal year ended December 31, 2006, the principal components of compensation for the Named Executive Officers were base salary, annual bonuses and commissions, retirement and other separation benefits, and perquisites and other personal benefits.

For 2006, SIRVA’s compensation practices focused on cash and short-term incentives to reward and retain its associates, including the Named Executive Officers. This is because SIRVA has been unable to grant equity to any associate, including our Named Executive Officers, because it is not current in its financial reporting with the SEC. Our Named Executive Officers other than Mr. Kirksey do, however, hold equity that provide long-term incentives under our stock incentive plans, which are described in connection with the information provided by the table under the heading “Outstanding Equity Awards at Fiscal Year-End” and the discussion under the heading “Potential Payments Upon Termination Or Change-In-Control” below.

Base Salary

SIRVA provides the Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year at a threshold level. The base salary range for 2006 was determined for each Named Executive Officer based on his position and level of responsibility through the use of market data. Also considered was an internal review of the Named Executive Officer’s compensation, both individually and relative to other executive officers, as well as the individual’s performance. Base salary ranges were designed so that base salary for a given position was between 80% and 120% of the midpoint of the base salary established for each range.

As previously noted, base salary levels are (and were for 2006) determined as part of SIRVA’s performance review process, which includes examining compensation levels upon an individual’s promotion or other change in job responsibility. The key factors for assessing an individual’s performance for 2006 included the achievement of goals and objectives established by the Committee, whether SIRVA met and/or exceeded financial objectives, and/or continued demonstration of SIRVA’s Leadership Traits and Core Values.

Annual Bonuses and Commissions

SIRVA grants annual bonus opportunities to the Named Executive Officers under its Management Incentive Plan (“MIP”). The MIP gives the Committee latitude to design annual bonus opportunities that promote the achievement of corporate goals, the growth of stockholder value, and the participation in the growth and profitability of SIRVA by Named Executive Officers. The Committee does this by establishing multiple performance objectives under the MIP for each Named Executive Officer. Additionally, one of our Named Executive Officers, Timothy P. Callahan, participates in our Global Sales Leader Compensation Plan, which is a commission-based plan and is more fully described below.

In March 2006, the Committee set minimum, target and maximum levels for each of the performance  objectives under the MIP and designed annual bonus opportunities so that Named Executive Officers could receive significant rewards for superior performance, smaller payments for performance that exceeded threshold levels but did not satisfy target levels, and no payments for performance that did not exceed threshold levels.

For 2006, 90% of a Named Executive Officer’s annual bonus opportunity was based upon achievement of performance objectives relating to SIRVA’s Operating Income, business segment Operating Income and Corporate Cash Objectives, with each component accounting for 20%, 40% and 30%, respectively, of the annual bonus opportunity. SIRVA’s Operating Income is defined as gross profit minus operating expenses. It measures the pre-tax, pre-interest profit from SIRVA’s operations. Business segment Operating Income is defined as the applicable business gross profit minus operating expenses. Corporate Cash is defined as cash earnings (EBITDA) from continuing operations adjusted for net changes in working capital (including relocation financing facilities), net changes in other assets and liabilities, and capital expenditures. Corporate Cash does not include extraordinary items such as the sale of continental Europe moving operations (and the related fees and expenses), pension fund contributions, legal settlements, or other one-time, non-recurring items. The remaining 10% of a Named Executive Officer’s annual bonus opportunity was based upon individual performance against SIRVA’s Leadership Traits and Core Values as described above under the heading “—Compensation Philosophy and Objectives.”

As required by the MIP, following receipt of SIRVA’s financial results for 2006, the Committee assessed SIRVA’s performance against each performance objective by comparing the actual fiscal year results to the pre-determined minimum, target and maximum levels for each objective. An overall percentage amount for the total corporate performance objective is then calculated.

SIRVA failed to meet the threshold performance objectives for 2006, as determined by the Committee. However, to recognize individual achievements and for retention purposes, the Committee authorized the payment of discretionary annual bonuses to the Named Executive Officers. Given the efforts of Named Executive Officers in a difficult year, the Committee believed that the discretionary bonus payments were consistent with SIRVA’s compensation philosophy and objectives which, among other things, includes retaining, motivating, and rewarding executive officers by providing such individuals with an opportunity to earn compensation based on their contributions to and effects on behalf of SIRVA.

Each of the Named Executive Officers received the following payments in January for 2006, which are reflected in the Bonus column of the Summary Compensation Table below:

Named Executive Officer	Discretionary 2006 Bonus
Brian P. Kelley	$325,000
J. Michael Kirksey	$100,000
Kevin D. Pickford	$125,000
Michael B. McMahon	$135,000
Timothy P. Callahan	$45,000

Mr. Callahan also participated in SIRVA’s Global Sales Leader Compensation Plan, which provided him with additional annual compensation of 37.5% (at target) of his base salary. This plan is a commission-based plan that targets sales and operational metrics. Commissions were paid based on the achievement of budgeted “eligible home sale transactions”, budgeted “domestic moving volume” and budgeted “international moving volume” (as each such term is defined below), with each component accounting for 60%, 35% and 5% of the target, respectively. Mr. Callahan received $89,057 under this plan for 2006, which is reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. “Eligible home sale transactions” are actual home sale closing, home sale assistance and home finding transactions. “Domestic moving volume” is the actual number of household goods shipments originating in the United States with a final destination in the United States, from either of our northAmerican or Allied van lines, generated by corporate accounts in excess of budget. “International moving volume” is the actual number of household goods shipments either originating from the United States with a final destination in another country or originating from another country with the final destination in the United States from either of our northAmerican or Allied van lines, generated by corporate accounts in excess of budget.

On March 31, 2007, the Committee amended and restated the MIP, which resulted in certain non-material revisions. The revised MIP was approved by SIRVA’s stockholders at SIRVA’s 2006 annual meeting held on June 6, 2007. As approved, the MIP will permit awards to continue to qualify as “performance-based compensation” under section 162(m) of the Code. Also on March 31, 2007, the Committee established the 2007 bonus opportunities for the Named Executive Officers, as well as the 2007 target performance objectives, which were subject to stockholder approval of the revised MIP. The target performance objectives for 2007 are considered confidential, which could cause competitive harm to us if disclosed. The Committee believes that the target performance objectives in any given year should not be easily achievable and would not typically be achieved all of the time. As for obtaining the maximum performance objectives, the Committee believes that this would typically be achieved less often than the target performance objectives. However, the Committee recognizes that the likelihood of achievement of the performance objectives in any given year may be different, and believes that the payment under the MIP should be appropriate for the performance, regardless of how often it may happen.

Retirement and Other Benefits

Executive Retirement Savings Plan

SIRVA’s Executive Retirement Savings Plan (the “ERSP”) is a non-qualified retirement savings plan pursuant to which our senior executives, including the Named Executive Officers other than Kevin D. Pickford, who earned greater than $100,000 and were in Executive Salary bands in the previous year participate. This plan is unfunded and all benefits will be paid from the general assets of SIRVA. SIRVA has established the ERSP to provide additional deferral opportunities to associates to enhance their retirement savings opportunities and to increase retention. This plan is described in greater detail under the heading “Non-Qualified Deferred Compensation” below, and the amounts contributed by SIRVA on behalf of the Named Executive Officers are reflected in the Registrant Contributions in Last Fiscal Year column of the Non-Qualified Deferred Compensation table.

In lieu of participation in the ERSP, one of our Named Executive Officers, Mr. Pickford, participates in an Australian superannuation fund, which is a non-qualified retirement savings plan to which SIRVA contributes. This plan is similar to the ERSP, except that this fund’s assets are set aside from SIRVA’s general assets in a separate account to pay Mr. Pickford’s account balance at termination or other distribution event.  This fund also provides certain additional death benefits to Mr. Pickford and his beneficiaries. For example, if Mr. Pickford dies or becomes permanently disabled, he (or his beneficiaries) would be entitled to certain additional payments in addition to payment of his account balance. This fund is more fully described under the heading “Non-Qualified Deferred Compensation” below, and the amounts contributed by SIRVA on behalf of Mr. Pickford are reflected in the Registrant Contributions in Last Fiscal Year column of the Non-Qualified Deferred Compensation table.

Other Benefits

In addition, the Named Executive Officers may participate in company-wide plans and programs, such as the 401(k) plan (including company match), group medical and dental, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, retiree medical, and other benefits, in accordance with the terms of the programs.

Post-Termination Compensation

We have entered into employment agreements with our Named Executive Officers. These agreements provide for, among other things, certain payments and other benefits if the Named Executive Officer’s employment terminates under certain circumstances, including in the event of a “change in control”. See the discussion under the heading “Potential Payments Upon Termination Or Change-In-Control” below. Other material provisions are described under the heading “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” The Committee believes that these agreements are an important part of overall compensation because they help to retain such individuals. The Committee also believes that these agreements are important as a recruitment device, as most of the companies with which we compete for executive talent have similar agreements in place for their senior employees.

Perquisites and Other Personal Benefits

SIRVA provides Named Executive Officers with perquisites and other personal benefits that the Committee believes are reasonable, consistent with SIRVA’s compensation philosophy and objectives, and better enable SIRVA to attract and retain superior individuals for key positions. The Committee periodically reviews and adjusts the levels of perquisites and other personal benefits provided to Named Executive Officers.  The value of these personal benefits to the Named Executive Officers for 2006, as calculated under applicable SEC rules, are included in the All Other Compensation column of the Summary Compensation Table below.

For 2006, the Named Executive Officers other than Mr. Pickford were provided an annual car allowance, financial planning assistance, and an executive physical allowance. The annual car allowance is intended to compensate Named Executive Officers for wear and tear and mileage on personal vehicles when used for SIRVA’s business purposes. The financial planning benefit is available to Named Executive Officers to assist them with certain issues, such as retirement planning, estate planning, asset management, tax preparation, and tax and/or wealth preservation planning. In addition, during 2006, SIRVA leased an apartment for Mr. Kelley and Mr. Callahan (which was shared with another executive officer). At the time Mr. Kelley was hired in 2002, because he chose not to relocate to Illinois for personal reasons, SIRVA agreed to lease an apartment for him in lieu of the relocation benefits that he would have otherwise been provided. Mr. Callahan’s apartment was provided to him because the relocation businesses, which are the businesses for whose sales he had responsibility during 2006, were based in Cleveland, Ohio, and because at various times through the year, SIRVA required him to be available at its headquarters in Illinois. For 2006, Mr. Pickford was provided with a leased company car in the United Kingdom, a U.K. housing allowance, the storage of household goods in Australia, and company-paid airfare to and from Australia.

Tax and Accounting Implications

Deductibility of Executive Compensation

When setting compensation levels and opportunities, the Committee reviews and considers the deductibility of executive compensation under section 162(m) of the Code, which provides that a company may not deduct compensation of more than $1,000,000 that is paid to the Named Executive Officers, unless an exception applies. Under a special rule that applies to corporations that become publicly held through an initial public offering, section 162(m) of the Code has not applied to the amounts paid or equity granted pursuant to the MIP or our Omnibus Stock Incentive Plan. However, this special rule expired at our 2006 annual meeting, which took place on June 6, 2007. To ensure that the compensation paid to the Named Executive Officers under the MIP and our Omnibus Stock Incentive Plan would continue to be deductible under a potentially applicable exemption, we sought and obtained the approval of the MIP and our Omnibus Stock Incentive Plan, including the material terms of the performance goals under the MIP and our Omnibus Stock Incentive Plan, by our stockholders at the 2006 annual meeting. SIRVA believes that the compensation paid under the MIP and our Omnibus Stock Incentive Plan will be generally exempt from section 162(m) of the Code and, therefore, be fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to meet other objectives.

Non-Qualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. SIRVA believes it is operating in good faith compliance with the statutory provisions, which were effective January 1, 2005. A more detailed discussion of the Company’s non-qualified deferred compensation arrangements for the Named Executive Officers is provided above under the heading “—Retirement and Other Benefits” above and under the Non-Qualified Deferred Compensation Table below.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, SIRVA began accounting for stock-based payments awarded under its Omnibus Stock Incentive Plan and its Stock Incentive Plan in accordance with the requirements of SFAS No. 123(R), Share-Based Payment. The accounting treatment of any stock-based payments, however, is not determinative of the type, timing, or amount of any particular grant of equity-based compensation to our associates.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee*

Joseph A. Smialowski, Chairman (effective May 1, 2007)
Robert J. Dellinger
Sir Jeremy Mackenzie
John R. Miller

*                    As of December 31, 2006, the Compensation Committee consisted of Kathleen J. Affeldt, Sir Jeremy Mackenzie, Joseph A. Smialowski and Carl T. Stocker. These individuals were responsible for performing the Compensation Committee’s duties and responsibilities during 2006. Until their resignations from the Board in April 2007, Ms. Affeldt and Mr. Stocker continued to assist the Committee in performing its duties and responsibilities.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers during 2006. When setting total compensation for each of the Named Executive Officers, the Committee uses the process described above under the heading “Compensation Discussion and Analysis—Setting Executive Compensation.”

Name & Principal Position	Year	Salary	Bonus (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Brian P. Kelley(4)	2006	$650,000	$325,000	$—	$58,381	$1,033,381
President and Chief Executive
Officer
J. Michael Kirksey	2006	$450,000	$100,000	$—	$211,215	$761,215
Senior Vice President and
Chief Financial Officer(5)
Kevin D. Pickford(6)	2006	$324,878	$125,000	$—	$172,501	$622,379
President and Managing Director, Europe
Michael B. McMahon(7)	2006	$300,000	$135,000	$—	$45,585	$480,585
President, Global Relocation
Timothy P. Callahan	2006	$250,000	$45,000	$89,057	$48,396	$432,453
Senior Vice President,
Global Sales

(1)          The amounts shown in this column are the discretionary annual bonuses paid to the Named Executive Officers that were authorized during December 2006 to recognize individual achievements and for retention purposes. These amounts were paid in January 2007. See the discussion under the heading “Compensation Discussion and Analysis—2006 Executive Compensation Components—Annual Bonuses and Commissions” above.

(2)          The amount shown in this column constitutes payments made under SIRVA’s Global Sales Leader Commission Plan. See the discussion under the heading “Compensation Discussion and Analysis—2006 Executive Compensation Components—Annual Bonuses and Commissions” above.

(3)          The amounts in this column include perquisites and other personal benefits unless the total amount of perquisites received by the Named Executive Officer does not exceed $10,000. In accordance with applicable SEC rules, where the perquisites received by a Named Executive Officer meet the reporting threshold, each perquisite is identified and each perquisite valued at the greater of $25,000 or 10% of total perquisites is also separately quantified in this footnote. The amounts shown in this column for Mr. Kelley include a car allowance, financial planning assistance, the cost of leasing a corporate apartment for Mr. Kelley, executive physical, and contributions to SIRVA’s 401(k) plan and to SIRVA’s ERSP, as described above under the heading “Compensation Discussion and Analysis—Retirement and Other Benefits—Executive Retirement Savings Plan.” The amounts shown in this column for Mr. Kirksey include a car allowance, financial planning assistance, executive physical, contributions to SIRVA’s 401(k) plan and to SIRVA’s ERSP, relocation services ($106,528), and reimbursement of income taxes paid in connection with the receipt of such relocation services ($66,799). The amounts shown in this column for Mr. Pickford include the cost of a leased company car in the United Kingdom, a housing allowance ($94,046), the storage of household goods in Australia, airline tickets for return flights to and from Australia, and contributions to Mr. Pickford’s

Australian superannuation fund ($37,537). The amounts shown in this column for Mr. McMahon include a car allowance, financial planning, executive physical, and contributions to SIRVA’s 401(k) plan and to SIRVA’s ERSP. The amounts shown in this column for Mr. Callahan include a car allowance, financial planning, the cost of leasing a corporate apartment for Mr. Callahan, executive physical, and contributions to SIRVA’s 401(k) plan and to SIRVA’s ERSP. See the discussion under the heading “Compensation Discussion and Analysis—2006 Executive Compensation Components—Perquisites and Other Personal Benefits” above.

(4)          Mr. Kelley resigned as a Director and our President and Chief Executive Officer, effective as of April 1, 2007.

(5)          Mr. Kirksey’s employment as our Senior Vice President and Chief Financial Officer was terminated on June 7, 2007.

(6)          Mr. Pickford’s salary and perquisites were paid in British pound sterling (“GBP”). These payments were converted into U.S. dollars using a conversion rate of 0.51048 GBP per U.S. dollar as of the close of business on December 29, 2006 as reported at www.oanda.com/convert/classic. The costs associated with the storage of Mr. Pickford’s household goods and the contributions to Mr. Pickford’s Australian superannuation fund were paid in Australian dollars (“AUD”). These costs were converted into U.S. dollars using a conversion rate of 1.27084 AUD per U.S. dollar as of the close of business on December 29, 2006 as reported at www.oanda.com/convert/classic.

(7)          Mr. McMahon deferred a portion of his reported salary under SIRVA’s ERSP, which is included in the Non-Qualified Deferred Compensation Table below.

Grants of Plan-Based Awards

The table below provides information about non-equity awards granted to the Named Executive Officers in 2006 under the MIP. As noted under the heading “Compensation Discussion and Analysis—2006 Executive Compensation Components—Annual Bonuses and Commissions” above, SIRVA failed to meet its threshold performance objectives in 2006, and none of these awards were paid. Reported in the Summary Compensation Table above are the discretionary annual bonus amounts that were authorized during December 2006 to recognize individual achievements and for retention purposes. These amounts were paid in January 2007. SIRVA did not make any equity incentive plan awards, stock awards or option awards to the Named Executive Officers in 2006.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold	Target	Maximum
Brian P. Kelley	$190,000	$650,000	$910,000
J. Michael Kirksey	$135,000	$360,000	$450,000
Kevin D. Pickford	$102,844	$257,111	$342,815
Michael B. McMahon	$90,000	$250,000	$300,000
Timothy P. Callahan	$37,500 (MIP)	$93,750 (MIP)	$125,000 (MIP)
	No Minimum (CP)	$93,750 (CP)	No Minimum (CP)

(1)          The amounts shown in the Threshold column reflect the minimum performance objectives under SIRVA’s MIP. The estimated future payout amounts are based on the individual’s current salary and position.

(2)          The amounts shown in this table for Mr. Callahan include grants under the SIRVA, Inc. Global Sales Leader Compensation Plan (“CP”). As noted under the heading “Compensation Discussion and Analysis—2006 Executive Compensation Components—Annual Bonuses and Commissions” above, Mr. Callahan receives a commission under this plan, which targets the achievement of sales and operational metrics.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Brian P. Kelley.   Mr. Kelley served as our President and Chief Executive Officer until his resignation as of April 1, 2007. Mr. Kelley’s employment agreement provided for an annual base salary of $650,000 in 2005, as well as for participation in the MIP, with a maximum annual bonus opportunity of up to 100% of his annual base salary. Because Mr. Kelley resigned voluntarily, he was not entitled to any post-termination payments pursuant to his employment agreement or otherwise.

J. Michael Kirksey.   Mr. Kirksey served as our Senior Vice President and Chief Financial Officer until his departure on June 7, 2007. Mr. Kirksey’s employment agreement provided for a base salary of $450,000 and participation in the MIP, with a maximum annual bonus opportunity of up to 80% of his base salary. Mr. Kirksey was also entitled to the benefits and eligible for perquisites and other personal benefits described above under the headings “Compensation Discussion and Analysis—2006 Executive Compensation Components—Retirement and Other Benefits,” and “Compensation Discussion and Analysis—2006 Executive Compensation Components—Perquisites and Other Personal Benefits.” The termination provisions applicable to Mr. Kirksey are described under the heading “Potential Payments Upon Termination or Change-In-Control” below.

Kevin D. Pickford.   Mr. Pickford serves as our President and Managing Director, Europe pursuant to an employment agreement, which provides for an annual base salary (currently $324,878) and participation in the MIP, with a maximum annual bonus opportunity of up to 75% of his annual salary. Mr. Pickford is also entitled to the storage of household goods in Australia, certain relocation benefits (none provided during 2006), a U.K. housing allowance, company-paid airfare to and from Australia, an Australian superannuation fund and a leased company car in the United Kingdom. The termination provisions applicable to Mr. Pickford are described under the heading “Potential Payments Upon Termination or Change-In-Control” below.

Michael B. McMahon.   Mr. McMahon serves as President, Global Relocation pursuant to an employment agreement, which provides for an annual base salary (currently $400,000) and participation in the MIP, with a maximum annual bonus opportunity of up to 80% of his base salary. Mr. McMahon is also entitled to the benefits, and eligible for perquisites and other personal benefits, described above under the headings “Compensation Discussion and Analysis—2006 Executive Compensation Components—Retirement and Other Benefits” and “Compensation Discussion and Analysis—2006 Executive Compensation Components—Perquisites and Other Personal Benefits.” The termination provisions applicable to Mr. McMahon are described under the heading “Potential Payments Upon Termination or Change-In-Control” below.

Timothy P. Callahan.   Mr. Callahan serves as our Senior Vice President, Global Sales with an annual base salary of $250,000. Mr. Callahan is also eligible for the benefits, and perquisites and other personal benefits, described above under the headings “Compensation Discussion and Analysis—2006 Executive Compensation Components—Retirement and Other Benefits” and “Compensation Discussion and Analysis—2006 Executive Compensation Components—Perquisites and Other Personal Benefits.” The termination provisions applicable to Mr. Callahan are described under the heading “Potential Payments Upon Termination or Change-In-Control” below.

Outstanding Equity Awards At Fiscal Year-End

The table below summarizes the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2006. SIRVA did not make any equity incentive plan awards, stock awards or option awards to the Named Executive Officers in 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Brian P. Kelley(2)	532,560	—	—	$4.48	11/15/2012
	112,500	—	—	$18.50	11/24/2010
J. Michael Kirksey	—	—	—	$—	—
Kevin D. Pickford	15,850	—	—	$4.48	12/14/2011
	5,000	5,000	—	$19.90	12/01/2011
	11,250	3,750	—	$18.50	11/24/2010
	43,047	4,503	—	$4.48	12/22/2009
Michael B. McMahon	12,500	12,500	—	$19.90	12/01/2011
	37,500	12,500	—	$24.33	4/19/2011
Timothy P. Callahan	50,720	12,680	—	$4.48	11/15/2012
	2,500	2,500	—	$19.90	12/01/2011
	22,500	7,500	—	$18.50	11/24/2010

(1)          The vesting schedule is shown below based on the expiration dates of the above grants:

Option Expiration Date	Vesting Schedule
November 15, 2012	Vest in full on November 15, 2007
December 1, 2011	Vest in equal installments on December 1, 2007 and December 1, 2008
April 19, 2011	Vest in full on April 19, 2008
November 24, 2010	Vest in full on November 24, 2007
December 22, 2009	Vest in full on December 22, 2008

(2)          Upon his resignation of employment as of April 1, 2007, all unvested options were forfeited. Currently, Mr. Kelley’s ability to exercise his vested options is suspended until SIRVA becomes current with its SEC report filings. Once current, SIRVA anticipates that Mr. Kelley’s options will be exercisable for a limited period.

Option Exercises and Stock Vested

SIRVA’s Named Executive Officers did not exercise any options or vest in any stock awards during 2006.

Pension Benefits

SIRVA’s Named Executive Officers did not participate in any defined benefit pension plans during 2006.

Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions(2)	Aggregate Balance at Last Fiscal Year-End
Brian P. Kelley	$—	$6,500	$3,122	$—	$82,139
J. Michael Kirksey	$—	$4,500	$27	$—	$2,811
Kevin D. Pickford	$—	$37,537	$33,941	$12,970	$267,807
Michael B. McMahon	$9,000	$7,500	$2,601	$—	$39,239
Timothy P. Callahan	$—	$2,500	$72	$—	$6,401

(1)          These amounts are also included in the All Other Compensation column of Summary Compensation Table.

(2)          These amounts reflect distributions to cover taxes and insurance premiums under Mr. Pickford’s Australian superannuation fund.

SIRVA’s ERSP is a non-qualified retirement savings plan pursuant to which our senior executives, including the Named Executive Officers other than Mr. Pickford, who earned greater than $100,000 and were in Executive Salary bands in the previous year participate. This plan is unfunded and all benefits will be paid from the general assets of SIRVA. SIRVA has established the ERSP to provide additional deferral opportunities to associates to enhance their retirement savings opportunities and to increase retention.

Deferral elections are made by senior executives during November of each year for amounts to be earned in the following year. An executive may defer all or a portion of his annual bonus compensation and up to 50% of his annual salary. Under the ERSP, SIRVA matches 50% of the first 6% of pay that is contributed to the ERSP. In addition, SIRVA will make an annual contribution, regardless of whether or not he or she is enrolled in the ERSP, equal to 1% of annual base salary. All contributions by the senior executives are fully vested upon contribution, and all matching contributions become vested after three years of continuous service.

Account balances are hypothetically invested in various investment alternatives that are selected by SIRVA. There are ten investment alternatives currently available under the ERSP. The table below shows the funds available under the ERSP and their annual rate of return for 2006, as reported by the administrator of the ERSP.

Name of Fund	Rate of Return
ClearBridge Advisors Large Cap Value	17.6%
BlackRock Equity Index	15.5%
Capital Guardian Diversified Research	11.9%
Capital Guardian Equity	8.7%
BlackRock Small-Cap Index Fund	17.8%
MFS International Large Cap	27.0%
Oppenheimer Multi-Strategy	11.7%
PIMCO Managed Bond	4.8%
PIMCO Inflation Managed	0.5%
Pacific Life Money Market	4.7%

Benefits under the ERSP normally are paid upon retirement or termination of employment. Alternatively, a senior executive may elect to have his or her account balance paid at a specified year in the future if prior to a separation of service. The specified year must be at least five years after the deferral election.  Upon death or a showing of disability or financial hardship (as each such term is defined in the ERSP), a senior executive may be allowed to access funds in his deferred compensation account earlier than the five-year period. Benefits can be received as a lump sum payment or in substantially equal monthly or annual installments.

In lieu of participation in the ERSP, Mr. Pickford participates in an Australian superannuation fund, which is a non-qualified retirement savings plan to which SIRVA contributes approximately 11% of his base salary. This plan is similar to the ERSP, except that this fund’s assets are set aside from SIRVA’s general assets in a separate account to pay Mr. Pickford’s account balance at termination or other distribution event.  Mr. Pickford is fully vested in his account balance. Benefits are generally paid upon retirement or termination of employment in a lump sum or in installments. This fund also provides certain additional death benefits to Mr. Pickford and his beneficiaries. For example, if Mr. Pickford dies or becomes permanently disabled, he (or his beneficiaries) would be entitled to certain additional payments in addition to payment of his account balance.

There are four investment alternatives currently available under this fund. The table below shows the funds available under this fund and their annual rate of return for 2006, as reported by the administrator of this fund.

Name of Fund	Rate of Return
AMP Cash Plus	3.2%
AMP Secure Choice	4.7%
Lazard Global Thematic	10.3%
AMP Balanced Growth	15.7%

Potential Payments Upon Termination or Change-In-Control

The narrative and tables below describe the potential payments to each Named Executive Officer in the event of termination of such Named Executive Officer’s employment. The amount of payments to each Named Executive Officer upon any termination of employment and upon his death or disability, retirement, voluntary termination, involuntary not-for-cause termination, for cause termination and termination upon or following a change of control are shown below. The amounts shown below assume that such termination was effective as of December 29, 2006, and thus include amounts earned through such time. These amounts are only estimates of the amounts that would actually be paid to the Named Executive Officers upon termination, and it is possible that different arrangements could be negotiated in connection with an actual termination of employment or change in control. The actual amounts to be paid can only be determined at the time of such executive’s separation from SIRVA, and they could be more or less than those disclosed here.

As described above in the narrative disclosure to the Summary Compensation Table and the Grant of Plan-Based Awards Table, SIRVA has entered into employment agreements with each Named Executive Officer. Where applicable, the material terms of these employment agreements are described below. In addition, SIRVA maintains two separate stock incentive plans:  the SIRVA, Inc. Omnibus Stock Incentive Plan (the “Omnibus Plan”) and the SIRVA, Inc. Stock Incentive Plan (the “Incentive Plan”). Where applicable, the material terms of these plans are described below.

As noted above, Mr. Kelley voluntarily resigned as a Director and as our President and Chief Executive Officer effective as of April 1, 2007. As a result of Mr. Kelley’s voluntary resignation, he was not entitled to any severance from SIRVA, except that he was entitled to a distribution of his account balance under the ERSP, which was approximately $86,000. As a result, we have not described Mr. Kelley’s severance arrangements with SIRVA.

In addition, as noted above, Mr. Kirksey’s employment with SIRVA was terminated on June 7, 2007. As a result of Mr. Kirksey’s termination, under his employment agreement, he is entitled to receive a lump sum payment equal to a pro rata portion of his annual bonus under the MIP for the year of termination, based on performance through Mr. Kirksey’s termination date, and continued payment of his then current base salary and benefits for the period ending on the earlier of (a) twelve months after the termination date and (b) the date he accepts new employment or a consulting arrangement with a base salary or consulting fee equal to or greater than 80% of his base salary. Mr. Kirksey is also entitled to a distribution of his account balance under the ERSP, which is approximately $1,800. Mr. Kirksey is required to enter into a general release of claims and separation agreement with us in order to receive any of compensation and benefits described above.

Payments Made Upon Any Termination of Employment

Regardless of the manner in which a Named Executive Officer’s employment terminates, he will be entitled to receive amounts earned and unpaid during his term of employment in lump sum. Such amounts include: accrued and unpaid base salary, and accrued and unpaid annual bonus for the year completed prior to termination (no annual bonus is paid for the year of termination unless contractually required); accrued vacation pay; and  amounts accrued and vested under the ERSP.

Payments Made Upon Death or Disability

In the event of death or disability, a Named Executive Officer, in addition to the payments identified above under the heading “—Payments Made Upon Any Termination of Employment,” will immediately vest in full in all options under the Omnibus Plan and those options may be exercised until the first anniversary of such termination. If the Named Executive Officer holds any options under the Incentive Plan, the Named Executive Officer will have to exercise his vested options under the Incentive Plan by the six-month anniversary of such termination and their normal expiration date, whichever is earlier.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, in addition to the payments identified above under the heading “—Payments Made Upon Any Termination of Employment,” the Named Executive Officer will have to exercise his vested options under the Omnibus Plan by the first anniversary of such termination or their normal expiration date, whichever is earlier. If, however, the Named Executive Officer agrees to be bound by and complies with certain restrictive covenants, including customary non-competition, non-solicitation, non-disclosure and non-disparagement covenants, during the three-year period following his retirement, the Named Executive Officer will continue to vest in all options outstanding under the Omnibus Plan, and those options may generally be exercised until the earlier of the third anniversary of such termination and their normal expiration date. If the Named Executive Officer holds any options under the Incentive Plan, the Named Executive Officer will have to exercise his vested options under the Incentive Plan by the six-month anniversary of such termination or their normal expiration date, whichever is earlier.

Payments Made Upon Voluntary Termination

In the event of the voluntary termination of a Named Executive Officer, the Named Executive Officer will only be entitled to the payments identified above under the heading “—Payments Made Upon Any Termination of Employment.”  In addition, the Named Executive Officer will have to exercise his vested options under the Omnibus Plan by the 90th day after such termination or their normal expiration date, whichever is earlier. If the Named Executive Officer holds any options under the Incentive Plan, the Named Executive Officer will have to exercise his vested options under the Incentive Plan by the 90th day after such termination or their normal expiration date, whichever is earlier.

Under Mr. Pickford’s employment agreement, Mr. Pickford must provide SIRVA with six months’ prior notice to terminate his employment.

Payments Made Upon Involuntary Not-For-Cause Termination

In the event of an involuntary not-for-cause termination of a Named Executive Officer (which includes a termination by SIRVA without cause or by the Named Executive Officer for good reason (to the extent applicable)), the Named Executive Officer will only be entitled to the payments identified above under the heading “—Payments Made Upon Any Termination of Employment.”  In addition, the Named Executive Officer will have to exercise his vested options under the Omnibus Plan by the 90th day after such termination or their normal expiration date, whichever is earlier. If the Named Executive Officer holds any options under the Incentive Plan, the Named Executive Officer will have to exercise his vested options under the Incentive Plan by the 90th day after such termination or their normal expiration date, whichever is earlier.

In addition, with respect to options granted under the Omnibus Plan, if the Named Executive Officer, directly or indirectly, competes with any business in which he was employed (or in which we have documented plans to become engaged of which the Named Executive Officer has knowledge at the time of his termination), solicits any of our employees, or discloses or misuses any confidential information during the Named Executive Officer’s employment with us, during any post-termination option exercise period, or during the one-year period ending after the expiration of any post-termination option exercise period, the Named Executive Officer would automatically forfeit any options then held and would be required to repay to us all financial gain he realized from exercising all or part of any option within the period commencing six months prior to termination of employment and ending on the date of expiration of the one-year period following any post-termination option exercise period. These provisions apply to Named Executive Officers upon any termination of employment.

Under Mr. Pickford’s employment agreement, SIRVA may only terminate his employment upon twelve months’ prior notice.

Under Mr. McMahon’s employment agreement, upon a termination without “cause” or for “good reason” (as each such term is defined in his employment agreement), he will generally continue to receive continued payment of his then current base salary and benefits for the period ending on the earlier of (a) twelve months after the termination date and (b) the date he accepts new employment or a consulting arrangement with a base salary or consulting fee equal to or greater than 95% of his base salary.

Under Mr. Callahan’s employment agreement, upon a termination without “cause” (as such term is defined in his employment agreement), Mr. Callahan will receive continued payment of his then current base salary for twelve months after the termination date (less the amount, if any, payable to him under the terms of any other severance plan, policy, or program).

Payments Made Upon For Cause Termination

In the event of termination of a Named Executive Officer for cause, the Named Executive Officer will only be entitled to the payments identified above under the heading “—Payments Made Upon Any Termination of Employment.”  All vested and unvested stock options under the Omnibus Plan and the Incentive Plan will be automatically forfeited.

Payments Made Upon or Following a Change of Control

In the event of a “change of control” (as defined under the Omnibus Plan), all options outstanding under the Omnibus Plan will become fully vested and exercisable or, at the discretion of the Committee, the options shall be canceled in exchange for a payment in cash equal to the product of (i) the excess of the change in control price over the exercise price, and (ii) the number of shares of common stock covered by such options. In addition, all restricted stock outstanding under the Omnibus Plan will vest. Notwithstanding the foregoing, if the Committee may determine before the change in control that all outstanding options and restricted stock will be honored or assumed by the acquirer, or alternative awards with equal or better terms will be made available, such outstanding options and restricted stock will not be canceled, their vesting and exercisability will not be accelerated, and there will be no payment in exchange for such awards. Any alternative awards offered must generally have (i) equal or better terms than the outstanding awards, (ii) substantially equivalent economic value to the outstanding awards, and (iii) terms which provide, upon the involuntary termination of a participant’s employment within two years of the change in control, for unrestricted exercisability and transferability of the alternative award.

In the event of a “change of control” (as defined under the Incentive Plan), all options outstanding under the Incentive Plan will be canceled in exchange for a payment in cash equal to the product of (i) the excess of the change in control price over the exercise price, and (ii) the number of shares of common stock covered by such options. Notwithstanding the foregoing, if the Committee may determine before the change in control that all outstanding options will be honored or assumed by the acquirer, or alternative awards with equal or better terms will be made available, such outstanding options will not be canceled, their vesting and exercisability will not be accelerated, and there will be no payment in exchange for such awards. Any alternative awards offered must generally have (i) equal or better terms than the outstanding awards, (ii) substantially equivalent economic value to the outstanding awards, and (iii) terms which provide, upon the involuntary termination of a participant’s employment within two years of the change in control, for unrestricted exercisability and transferability of the alternative award or for the ability to surrender such alternative awards to SIRVA in exchange for a cash payment equal to the product of (i) the excess of the fair market value over the exercise price (if any), and (ii) the number of shares of common stock covered by such alternative award.

Under Mr. Pickford’s employment agreement, SIRVA may only terminate his employment upon 12 months’ prior notice.

Under Mr. McMahon’s employment agreement, if Mr. McMahon is terminated without “cause” (as defined in Mr. McMahon’s employment agreement) within two years following a change of control, he will be entitled to receive continued payment of his base salary for twelve months, plus a pro-rata annual bonus for the year that includes the year of termination.

Under Mr. Callahan’s employment agreement, if Mr. Callahan’s employment is terminated without “cause” following a sale, merger or other corporate transaction, Mr. Callahan will receive continued payment of his then current base salary for twelve months after the termination date (less the amount, if any, payable to him under the terms of any other severance plan, policy, or program), unless he receives an offer of comparable employment in connection with the transaction.

Tables Reflecting Potential Payments Upon Termination Or Change-In-Control

These tables quantify the amounts described under the heading “Potential Payments Upon Termination or Change-In-Control.”  As noted above, Mr. Kelley voluntarily resigned as a Director and as our President and Chief Executive Officer effective as of April 1, 2007. As a result of Mr. Kelley’s voluntary resignation, he was not entitled to any severance from SIRVA, except that he was entitled to a distribution of his account balance under the ERSP, which was approximately $86,000. As a result, we have not quantified Mr. Kelley’s severance arrangements with SIRVA.

In addition, as noted above, Mr. Kirksey’s employment with SIRVA was terminated on June 7, 2007. As a result of Mr. Kirksey’s termination, under his employment agreement, he is entitled to receive a lump sum payment equal to a pro rata portion of his annual bonus under the MIP for the year of termination, based on performance through Mr. Kirksey’s termination date, and continued payment of his then current base salary and benefits for the period ending on the earlier of (a) twelve months after the termination date and (b) the date he accepts new employment or a consulting arrangement with a base salary or consulting fee equal to or greater than 80% of his base salary. Mr. Kirksey is also entitled to a distribution of his account balance under the ERSP, which is approximately $1,800. Mr. Kirksey is required to enter into a general release of claims and separation agreement with us in order to receive any of compensation and benefits described above.

With respect to the tables for the other Named Executive Officers, we have assumed (which may or may not be accurate at the time of actual termination) that:  (a) there is no accrued base salary or annual bonus and (b) all accrued paid time off (PTO) had been used during the calendar per our PTO policy, which states accrued PTO must be used by the end of the year in which it was earned. Unused PTO days are not paid out or carried over into the next calendar year.

Kevin D. Pickford	Death	Disability	Retirement	Voluntary		Involuntarily Not For Cause		For Cause	Following Change In Control
Australian Superannuation(1)	$267,807	$267,807	$267,807	$267,807		$267,807		$267,807	$267,807
Annual Bonus	$—	$—	$—	$—		$—		$—	$—
Stock Options(2)	$—	$—	$—	$—		$—		$—	$—
Health & Welfare Benefits	$—	$—	$—	$—		$—	(4)	$—	$—	(4)
Cash Severance	$—	$—	$—	$—	(3)	$—	(4)	$—	$—	(4)

(1)                Represents Mr. Pickford’s account balance as of December 31, 2006, converted into U.S. dollars using a conversion rate of 1.27084 Australian dollars per U.S. dollar as of the close of business on December 29, 2006 as reported at www.oanda.com/convert/classic.

(2)                This table does not reflect any value with respect to Mr. Pickford’s options because all of his options were “underwater” as of December 31, 2006 (i.e., the exercise price of each option exceeded the closing price of our common stock, which is listed on the NYSE).

(3)                Mr. Pickford is required to give 6 months’ written notice upon a voluntary termination under his employment agreement. Mr. Pickford is expected to work the full notice period.

(4)                SIRVA is required to give Mr. Pickford 12 months’ written notice upon an involuntary not for cause, termination. Mr. Pickford is expected to work the full notice period. However, if the company were to relieve Mr. Pickford of his duties immediately, his salary, $324,878, and the cost of his benefits, $4,410, would be payable immediately.

Michael B. McMahon	Death	Disability		Retirement	Voluntary	Involuntarily Not For Cause		For Cause	Following Change In Control
ERSP(1)	$39,239	$39,239		$39,239	$39,239	$39,239		$39,239	$39,239
Annual Bonus(2)	$—	$—		$—	—	$—		$—	$—
Stock Options(3)	$—	$—		$—	—	$—		$—	$—
Health & Welfare Benefits	$—	$132,504	(4)	$—	—	$11,350	(5)	$—	$11,350	(5)
Cash Severance	$—	$—		$—	—	$300,000	(6)	$—	$300,000	(6)

(1)                Represents Mr. McMahon’s account balance as of December 31, 2006.

(2)                Based on company performance, Mr. McMahon would not have been eligible to receive a pro-rata bonus as detailed in his employment agreement. See discussion under “Annual Bonuses and Commissions” in “Compensation Discussion and Analysis” above. As noted in that discussion, the Committee had authorized discretionary annual bonuses to the Named Executive Officers. However, if Mr. McMahon was terminated prior to the payment date, he would not have received such payment.

(3)                This table does not reflect any value with respect to Mr. McMahon’s options because all of his options were “underwater” as of December 31, 2006 (i.e., the exercise price of each option exceeded the closing price of our common stock, which is listed on the NYSE).

(4)                Represents the estimated lump-sum valued of all future premiums that would be paid on behalf of Mr. McMahon until age 65 under SIRVA’s health and welfare benefit plans should he become disabled.

(5)                Represents the estimated lump-sum valued of one year’s premiums that would be paid on behalf of Mr. McMahon under SIRVA’s health and welfare benefit plans should he be terminated involuntarily not for cause, whether before or after a change of control.

(6)                Represents the value of continued salary per Mr. McMahon’s employment agreement as discussed above.

Timothy P. Callahan	Death	Disability		Retirement	Voluntary	Involuntarily Not For Cause		For Cause	Following Change In Control
ERSP(1)	$6,401	$6,401		$6,401	$6,401	$6,401		$6,401	$6,401
Annual Bonus	$—	$—		$—	$—	$—		$—	$—
Stock Options(2)	$—	$—		$—	$—	$—		$—	$—
Health & Welfare Benefits	$—	$165,761	(3)	$—	$—	$—		$—	$—
Cash Severance	$—	$—		$—	$—	$250,000	(4)	$—	$250,000	(4)

(1)                Represents Mr. Callahan’s account balance as of December 31, 2006.

(2)                This table does not reflect any value with respect to Mr. Callahan’s options because all of his options were “underwater” as of December 31, 2006 (i.e., the exercise price of each option exceeded the closing price of our common stock, which is listed on the NYSE).

(3)                Represents the estimated lump-sum valued of all future premiums that would be paid on behalf of Mr. Callahan until age 65 under SIRVA’s health and welfare benefit plans should he become disabled.

(4)                Represents the value of continued salary per Mr. Callahan’s employment agreement as discussed above.

DIRECTOR COMPENSATION

The following table provides information on SIRVA’s compensation practices during 2006 for its outside directors. Directors who are employed by SIRVA or Clayton Dubilier & Rice, Inc. do not receive any compensation for their Board activities.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Kathleen J. Affeldt(3)	$66,500	$60,000	$126,500
Kelly J. Barlow(4)	$11,823	$15,484	$27,307
Frederic F. Brace	$79,421	$60,000	$139,421
Robert J. Dellinger(5)	$27,000	$100,000	$127,000
Laban P. Jackson, Jr.(6)	$21,000	$50,000	$71,000
Peter H. Kamin(7)	$11,823	$15,484	$27,307
General Sir Jeremy Mackenzie(8)	$21,750	$110,000	$131,750
John R. Miller(9)	$448,250	$60,000	$508,250
Robert W. Nelson(10)	$72,301	$60,000	$132,301
Axel Rückert(11)	$29,750	$30,000	$59,750
Joseph A. Smialowski(12)	$29,750	$30,000	$59,750
Carl T. Stocker(13)	$305,500	$70,000	$373,500
Robert W. Tieken(14)	$35,363	$30,000	$65,363

(1)          The amounts in this column reflect the cash portion of the annual retainer fee, and any committee and/or chairmanship fees, and meeting fees.

(2)          The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for 2006, in accordance with SFAS No. 123 (R), Share-Based Payment with respect to deferred stock awards held by each non-employee director.

As of December 31, 2006, each outside director had the following aggregate number of deferred shares accumulated in their deferral accounts for all years of service as a director:  Kathleen J. Affeldt, 31,893; Frederic F. Brace, 14,891; Robert J. Dellinger, 28,358; Laban P. Jackson, Jr., 9,398; General Sir Jeremy Mackenzie, 31,061; John R. Miller, 10,084; Robert W. Nelson, 10,084; Joseph A. Smialowski, 5,639; Carl T. Stocker, 19,850; and Robert W. Tieken, 5,639. These deferred shares are included in the table under  “Security Ownership of Certain Beneficial Owners and Management.”

       (3) Ms. Affeldt resigned from the Board on April 30, 2007.

       (4) Mr. Barlow joined our Board in September 2006 and earned a pro rata portion of the annual retainer fee from that date. Under an agreement with ValueAct Capital, Mr. Barlow is deemed to hold the deferred stock for the benefit of ValueAct Capital and indirectly for (i) VA Partners, L.L.C., as general partner of ValueAct Capital, (ii) ValueAct Capital Management, L.P., as the manager of ValueAct Capital and (iii) ValueAct Capital Management, LLC, as general partner of ValueAct Capital Management, L.P. Mr. Barlow expressly disclaims beneficial ownership of the shares owned by ValueAct Capital, except to the extent of his pecuniary interest therein. Mr. Barlow resigned from the Board on April 30, 2007.

       (5) Mr. Dellinger elected to receive 100% of the annual retainer fee in deferred stock.

       (6) Mr. Jackson joined our Board in July 2006 and earned a pro rata portion of the annual retainer fee from that date. Mr. Jackson elected to receive 100% of the annual retainer fee in deferred stock.

       (7) Mr. Kamin joined our Board in September 2006 and earned a pro rata portion of the annual retainer fee from that date. Under an agreement with ValueAct Capital, Mr. Kamin is deemed to hold the deferred stock for the benefit of ValueAct Capital and indirectly for (i) VA Partners, L.L.C., as general partner of ValueAct Capital, (ii) ValueAct Capital Management, L.P., as the manager of ValueAct Capital and (iii) ValueAct Capital Management, LLC, as general partner of ValueAct Capital Management, L.P. Mr. Kamin expressly disclaims beneficial ownership of the shares owned by ValueAct Capital, except to the extent of his pecuniary interest therein.

       (8) Sir Jeremy elected to receive 100% of the annual retainer fee and the additional compensation for serving as chair of the Nominating and Governance Committee in deferred stock.

       (9) The cash payment to Mr. Miller includes $400,000 that he received as additional compensation for serving as Chairman of the Board.

(10) Mr. Nelson resigned from the Board on April 30, 2007.

(11) Mr. Rückert resigned from the Board on June 30, 2006. He earned a pro rata portion of the annual retainer fee until that date.

(12) Mr. Smialowski joined our Board in July 2006 and earned a pro rata portion of the annual retainer fee from that date.

(13) Mr. Stocker elected to receive 70% of the annual retainer fee in deferred stock. The cash payment to Mr. Stocker includes $250,000 that he received as additional compensation for serving as Vice Chairman of the Board. Mr. Stocker resigned from the Board on April 16, 2007.

(14) Mr. Tieken joined our Board in July 2006 and earned a pro rata portion of the annual retainer fee from that date. Mr. Tieken became ineligible to receive director compensation on March 8, 2007 when he was appointed Interim Chief Executive Officer.

The SIRVA, Inc. Directors Compensation Policy (as amended and restated, the “Directors Compensation Policy”) was established under the Omnibus Plan, and is it is intended that the Directors Compensation Policy comply with the requirements of section 409A of the Code. The Directors Compensation Policy is designed to enable SIRVA to foster and promote the long-term financial success of SIRVA and its subsidiaries and materially increase stockholder value by motivating superior performance by its non-employee directors, by providing them with an ownership interest in SIRVA, and enabling SIRVA and its subsidiaries to attract and retain the services of outstanding non-employee directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Under the Directors Compensation Policy, for each full calendar year of participation, eligible directors receive base compensation (“Base Compensation”) of $100,000 per year, payable quarterly in arrears 40% in cash and 60% in shares of deferred stock. Deferred stock represents a director’s contractual right to receive a stated number of shares of SIRVA’s common stock in a lump sum on or as soon as reasonably practicable after the six-month anniversary of the date on which the director ceases to be a director. Beginning January 1, 2007, the number of shares of deferred stock credited to an eligible director as of the end of any quarterly or annual period is based on the closing price of one share of SIRVA common stock on the NYSE on the award date. In 2006, the number of shares of deferred stock credited to an eligible director as of the end of any quarterly or annual period was based on the closing price of one share of SIRVA common stock on the NYSE on the trading date immediately prior to the award date. Awards of deferred stock are made to eligible directors out of the 7,600,000 shares of SIRVA common stock reserved for issuance under the Omnibus Plan. An eligible director is entitled to receive a pro rata portion of his or her annual compensation if the director’s service to the Board or any committee commences or terminates after the beginning of a calendar year, based on the number of days served during the applicable calendar year.

Eligible directors also receive the following items (“Additional Compensation”) under the Directors Compensation Policy for each full calendar year of participation:  (i) $400,000 per year, payable quarterly in arrears, if also the chairperson of the Board, (ii) $250,000 per year, payable quarterly in arrears, if also the vice chairperson of the Board, (iii) $25,000 per year if also the chair of the Audit Committee; (iv) $15,000 per year if also the chair of the Finance Committee, (v) $10,000 per year if also the chair of the Compensation Committee or the Nominating and Governance Committee and (vi) at meetings for which minutes are prepared and submitted to the Secretary of the Company for inclusion in its minute book, (a) $1,500 per board and committee meeting for participation in person and (b) $750 per board and committee meeting for participation by telephone or other similar means. Additional Compensation is paid annually in arrears in cash except as noted above. At the time our Board establishes any new committee, the Nominating and Governance Committee may recommend and our Board may approve chair and meeting fees for service on any such committee, which shall be consistent with the fees described above. The position of Vice Chairman was terminated, effective December 2006, provided that if the Chairman of the Board is not “independent” under the NYSE rules, the position of Vice Chairman would be filled. Effective December 14, 2006, the additional retainer for the Chairman of the Audit Committee increased to $40,000, but, effective March 8, 2007, was decreased to $25,000.

Outside directors may elect to receive additional shares of deferred stock in lieu of the cash portion of their Base Compensation and any Additional Compensation for service as a committee chairperson. The number of additional shares of deferred stock received is calculated in the same manner as described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2006, Kathleen J. Affeldt, General Sir Jeremy Mackenzie, Axel Rückert, Joseph A. Smialowski and Carl T. Stocker served on the Compensation Committee of our Board. Messrs. Rückert and Stocker and Ms. Affeldt resigned from our Board effective June 30, 2006, April 16, 2007 and April 30, 2007, respectively. Robert J. Dellinger and John R. Miller joined the Compensation Committee on May 1, 2007, and Mr. Smialowski was appointed Chairman of the Compensation Committee effective May 1, 2007. None of the members of our Compensation Committee:

•       was an officer or employee of SIRVA or any of its subsidiaries,

•       was formerly an officer of SIRVA or any of its subsidiaries, or

•       had any relationship requiring disclosure by us under Item 404 of Regulation S-K.

Additionally, during 2006, none of our executive officers or directors served as a member of the board of directors, or any compensation committee thereof, of any other entity such that the relationship would require disclosure by SIRVA under Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Equity Sponsor

Clayton, Dubilier & Rice, Inc., a private investment firm organized as a Delaware corporation (“CD&R”), manages a series of investment funds, including Fund V and Fund VI (“CD&R Funds”). The CD&R Funds, both of which are Cayman Islands exempted limited partnerships, are our two largest stockholders. Fund V and Fund VI own 23.10% and 9.60%, respectively, of our outstanding common stock, as of July 2, 2007.

The general partner of Fund V is Associates V, a Cayman Islands exempted limited partnership. The managing general partner of Associates V is Investment Associates II, a Cayman Islands exempted company. The general partner of Fund VI is Associates VI, a Cayman Islands exempted limited partnership. The managing general partner of Associates VI is Investment Associates VI, a Cayman Islands exempted company. See also “Security Ownership of Certain Beneficial Owners and Management.”

One of our directors, Thomas E. Ireland, is a principal of CD&R, a limited partner of Associates V and Associates VI, and a stockholder and director of Investment Associates II and Investment Associates VI.

Consulting Agreement

SIRVA, North American Van Lines, Inc., our wholly owned subsidiary (“NAVL”), and CD&R are parties to an amended and restated consulting agreement, dated as of January 1, 2001, pursuant to which CD&R provides us with financial advisory and management consulting services. CD&R receives a management fee of approximately $1.0 million annually and reimbursement for certain expenses, which we review on an annual basis. CD&R has waived the management fee for the year ended December 31, 2006 and the year ending December 31, 2007.

Indemnification Agreement

SIRVA, NAVL, CD&R and Fund V have entered into an indemnification agreement, dated as of March 30, 1998, pursuant to which we have agreed to indemnify CD&R, Fund V, any other investment vehicle managed by CD&R, their respective directors, officers, partners, employees, agents and controlling persons, against certain liabilities arising under federal securities laws, liabilities arising out of the performance of the consulting agreement and certain other claims and liabilities.

Notes Offering

On September 29, 2006, pursuant to the terms of the Purchase Agreement, we sold $75 million aggregate principal amount of our Notes, to ValueAct Capital and MLF. ValueAct Capital and MLF own 9.64% and 8.49%, respectively, of our outstanding common stock as of July 2, 2007. These percentages do not include the shares of common stock issuable upon conversion of the Convertible Preferred Stock. See “Security Ownership of Certain Beneficial Owners and Management.”  On September 29, 2006, we also sold to ValueAct Capital one share of our series A preferred stock, representing all of the issued and outstanding shares of series A preferred stock. In connection with the sale of the Notes, we also entered into the Registration Rights Agreement with ValueAct Capital and MLF. For a description of this transaction and the related agreements, see “Proposal No. 2 Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of its Convertible Perpetual Preferred Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock.”

In addition, one of our directors, Peter H. Kamin, is a partner of ValueAct Capital Management, L.P., the manager of ValueAct Capital. Mr. Kamin was elected to our Board pursuant to the terms of our series

A preferred stock. See “Proposal No. 2 Approval of the Conversion of SIRVA’s Convertible Notes, the Related Issuance of its Convertible Perpetual Preferred Stock and the Related Issuance of Shares of Common Stock Underlying the Convertible Notes and Convertible Perpetual Preferred Stock—Description of the Transaction—Series A Preferred Stock.”

Registration and Participation Agreement

In addition to the Registration Rights Agreement described above, certain holders of shares of our common stock and options to purchase shares of our common stock, including executive officers and key employees, are entitled to the following registration rights for the shares of common stock held by them or issuable upon exercise of options to purchase our common stock under a registration and participation agreement, dated as of March 30, 1998, between SIRVA and Fund V, as amended:

•       holders constituting at least 20% of the total shares of these registrable securities may request that we use our best efforts to register such securities for public resale, and

•       if we register any common stock at any time, either for our account or for the account of any stockholder, the holders of registrable securities are entitled to request that we use our best efforts to include the number of their shares of common stock, which in the opinion of the underwriters, can be sold.

In most cases, we will bear all registration expenses (other than underwriting discounts), including the fees and expenses of counsel to the selling stockholders. Members of management generally do not have registration rights under the registration and participation agreement for shares of our common stock issued upon exercise of options if we have registered such shares under the Securities Act.

If we file a registration statement under the Securities Act with respect to a public offering of our common stock, no holders of our common stock prior to such registration are permitted to effect any public sale or distribution of any shares of such stock during the 20 days before and the 180 days after the effective date of the registration statement (other than as part of the public offering).

Other Arrangements

On July 1, 2002, we entered into a ten-year agreement for outsourcing services with Covansys Corporation (“Covansys”) and Affiliated Computer Services, Inc. to provide outsourcing services for our domestic information systems infrastructure, including data center operations, telecommunications and certain application software development. Covansys is a related party, as approximately 16.9% of its outstanding common stock is beneficially owned by Fund VI. At December 31, 2006, the remaining total purchase commitment to Covansys was $32.9 million. We incurred expense of $6.3 million under this arrangement for the year ended December 31, 2006.

Review, Approval or Ratification of Transactions with Related Persons

We have not adopted formal procedures to specifically protect the interests of our minority stockholders in relation to future transactions with our principal stockholders. However, our Board has adopted corporate governance guidelines, which require each director to avoid taking actions or having interests that might result in a conflict of interest with our interests. Each director is required to ethically handle all actual or apparent conflicts of interest between personal and professional relationships, including promptly informing the Corporate Secretary if such a conflict arises and recusing himself or herself from any discussion or decision affecting his or her personal interests. Accordingly, our directors who are employees or partners of CD&R or ValueAct Capital will be required to recuse themselves from any discussion or decision regarding any transaction with the respective principal stockholders. These guidelines do not, by themselves, prohibit transactions with our principal stockholders.

In addition, on an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. Our Board reviews such transactions to identify impairments to director independence and in connection with disclosure obligations under Item 404(a) of Regulation S-K of the Exchange Act.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed the quality and integrity of SIRVA’s financial reporting and other internal control processes, the quality and integrity of its financial statements, its compliance with legal and regulatory requirements and its code of conduct, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors and other significant financial matters. Each of the Audit Committee members satisfies the definition of independent director as established in the NYSE corporate governance listing standards. In accordance with section 407 of the Sarbanes-Oxley Act, SIRVA identified Frederic F. Brace and Robert J. Dellinger as the Audit Committee’s “Financial Experts.”  Robert W. Nelson served as Chairman of the Audit Committee from January 1, 2006 until his resignation on December 13, 2006. Mr. Nelson was replaced by Robert W. Tieken, effective December 13, 2006. Mr. Tieken served as Chairman of the Audit Committee until he resigned from the committee on March 8, 2007 and was replaced by Mr. Brace. SIRVA operates with a January 1 to December 31 fiscal year. The Audit Committee met 11 times, including telephone meetings, during the 2006 fiscal year.

The Board adopted a written charter for the Audit Committee in 2002, which was subsequently amended and restated on November 24, 2003 and March 10, 2005. The Committee operated under those charters during the 2006 fiscal year. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the rules of the SEC, the corporate governance listing standards of the NYSE regarding audit committee policies, and the Committee’s charter with respect to these requirements.

The Audit Committee intends to further amend its charter, if necessary, as the rules and standards evolve to reflect any additional requirements or changes. You can access the latest charter at www.sirva.com or by writing to us at SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attention: Investor Relations.

The Audit Committee has reviewed SIRVA’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with Ernst & Young LLP, SIRVA’s independent auditors during the 2006 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee also received from management the CEO/CFO financial reporting and disclosure certifications required by the Sarbanes-Oxley Act and SEC rules relating thereto and has reviewed and discussed with management the processes in place to provide such certifications.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP its independence from SIRVA. Based on the review and discussions noted above, the Audit Committee recommended to the Board that SIRVA’s audited consolidated financial statements be included in SIRVA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and be filed with the SEC.

Submitted by:

Audit Committee

Frederic F. Brace, Chairperson
Robert J. Dellinger
Laban P. Jackson
Joseph A. Smialowski

Summary of Annual Audits and Tax Fees

PricewaterhouseCoopers LLP, Chicago, Illinois (“PwC”) was retained to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2005. In October 2006, the Audit Committee of our Board selected Ernst & Young LLP (“E&Y”) to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2006, replacing PwC. PwC continued to serve as our independent registered public accounting firm for the year ended December 31, 2005. Fees and expenses for the respective year’s audit in total and for audit-related, tax and other services performed during fiscal years 2006 and 2005 by E&Y and PwC were as follows:

	2006		2005
	(In millions)
	E&Y	PwC	PwC
Audit fees	$5.1	$—	$10.7
Audit-related fees*	$—	$0.3	$6.8
Tax fees**	$—	$0.8	$1.4
All other fees	$—	$—	$0.4

*                    Includes $6.8 million in 2005 for special investigation services

**             Tax fees primarily consist of tax compliance services.

Audit Fees:  Consists of total fees and expenses for the respective year’s audit of SIRVA’s consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

Audit-Related Fees:  Consists of fees and expenses billed for services rendered during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of SIRVA’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees:  Consists of fees and expenses billed for services rendered during the fiscal year for tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees and expenses billed for services rendered during the fiscal year for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, assistance with customs and duties audits, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation.

All Other Fees:  Consists of fees and expenses billed for services rendered during the fiscal year for all other services other than those reported above. These services include benchmarking surveys and specialized consulting. SIRVA’s intent is to minimize services in this category.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Since December 12, 2002, the Audit Committee of our Board has pre-approved all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. Prior to December 12, 2002, SIRVA did not have a pre-approval process.

The Audit Committee considered whether the provision of each of the above-referenced non-audit services by PwC or E&Y was compatible with maintaining the independence of PwC or E&Y and concluded that such independence has been maintained.

Changes in SIRVA’s Certifying Accountant

On October 11, 2006, the Audit Committee of the Board selected E&Y to serve as SIRVA’s independent registered public accounting firm for the fiscal year ended December 31, 2006. The Board concurred with the Audit Committee’s selection.

PwC continued to serve as SIRVA’s independent registered public accounting firm for the year ended December 31, 2005. In the course of preparing its 2005 financial results, SIRVA identified errors that required adjustment to previously reported financial results. As a result, the financial statements contained in SIRVA’s Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) could not be relied upon (see SIRVA’s Form 8-K filed with the SEC on May 16, 2006). On January 17, 2007, SIRVA filed an amendment to the 2004 Form 10-K to correct the errors (the “Amended 2004 Form 10-K”). PwC continued its audit of SIRVA’s financial statements for the year ended December 31, 2005, and on January 31, 2007, SIRVA filed its Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”).

The Audit Committee’s selection of E&Y to serve as SIRVA’s independent registered public accounting firm for the fiscal year ended December 31, 2006 resulted in the dismissal of PwC upon PwC’s completion of its audit engagement for the year ended December 31, 2005.

The independent registered public accounting firm’s reports of PwC on SIRVA’s financial statements for the years ended December 31, 2004 and 2005 included in SIRVA’s Amended 2004 Form 10-K and 2005 Form 10-K did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however, the reports of PwC on SIRVA’s financial statements included in the Amended 2004 Form 10-K and 2005 Form 10-K, each included an explanatory paragraph concerning the restatement of SIRVA’s financial statements for the years ended December 31, 2004, 2003 and 2002.

In connection with PwC’s audits of SIRVA’s financial statements for each of the fiscal years ended December 31, 2003 and 2004 (collectively, the “Initial Audits”) and through October 11, 2006, the period preceding PwC’s dismissal, there were no disagreements between SIRVA and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matters in their reports, or resulted in a decision by PwC to resign or refuse to stand for re-election.

In connection with the Initial Audits and through October 11, 2006, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act, except that PwC advised SIRVA that material weaknesses existed in SIRVA’s internal control over financial reporting for 2004. For a discussion of these material weaknesses, see Item 9A, “Controls and Procedures” and the independent registered public accounting firm’s report in the 2004 Form 10-K. In addition, in connection with the filing of the Amended 2004 Form 10-K, management revised the material weaknesses described in the 2004 Form 10-K. See Item 9A, “Controls and Procedures” and the independent registered public accounting firm’s report in the Amended 2004 Form 10-K. Further, PwC advised SIRVA that material weaknesses existed in SIRVA’s internal control over financial reporting for 2005. For a discussion of these material weaknesses, see Item 9A, “Controls and Procedures” and the independent registered public accounting firm’s report in the 2005 Form 10-K. However, on June 29, 2007, SIRVA filed its Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and disclosed that it had remediated all but one material weakness. See Item 9A, “Controls and Procedures” and the independent registered public accounting firm’s report in the 2006 Form 10-K.

The Audit Committee’s selection of E&Y to serve as SIRVA’s independent registered public accounting firm for the fiscal year ended December 31, 2006 resulted in the dismissal of PwC upon PwC’s completion of its audit engagement for the year ended December 31, 2005.

The independent registered public accounting firm’s reports of PwC on SIRVA’s financial statements for the years ended December 31, 2004 and 2005 included in SIRVA’s Amended 2004 Form 10-K and 2005 Form 10-K did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however, the reports of PwC on SIRVA’s financial statements included in the Amended 2004 Form 10-K and 2005 Form 10-K, each included an explanatory paragraph concerning the restatement of SIRVA’s financial statements for the years ended December 31, 2004, 2003 and 2002.

During the fiscal years ended December 31, 2003 and 2004, and through October 11, 2006, neither SIRVA nor anyone acting on its behalf consulted E&Y regarding SIRVA’s consolidated financial statements for the years ended December 31, 2003, 2004 or 2005 for (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SIRVA’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with PwC on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in its report, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act. SIRVA provided E&Y with a copy of this proxy statement prior to filing it with the SEC.

INCORPORATION BY REFERENCE

Copies of our annual report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”) and quarterly report on Form 10-Q for the quarter ended March 31, 2007 (the “First Quarter 2007 Form 10-Q”), each as filed with the SEC, including the financial statements thereto, accompany the notice of annual meeting, this proxy statement and the related proxy card. The information contained under Items 6, 7, 7A and 8 of the 2006 Form 10-K and Items 1, 2 and 3 of the First Quarter 2007 Form 10-Q are incorporated herein by reference.

The information under The Report of the Compensation Committee of the Board on the Compensation Discussion and Analysis and the Audit Committee Report (including reference to the independence of the Audit Committee members) above are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by SIRVA under the Securities Act or the Exchange Act, except to the extent that SIRVA specifically incorporates such information by reference.

You may receive additional copies of the 2006 Form 10-K and First Quarter 2007 Form 10-Q without charge by sending a written request to SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Investor Relations.

By Order of the Board

Eryk J. Spytek

Senior Vice President, General Counsel and Secretary

Dated:  [                         ], 2007

Appendix A

FORM OF SIRVA, INC. 12.0% CONVERTIBLE NOTES DUE JUNE 1, 2011

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IF THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE  RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

SIRVA, INC.

12% CONVERTIBLE NOTE DUE JUNE 1, 2011

No.

$	June , 2007

SIRVA, Inc., a Delaware Corporation (the “Company” which term includes any successor Company or other successor business entity), for value received, hereby promises to pay to                                (or its successors and permitted assigns)(“Holder”), the principal sum of                   Dollars ($                  ) (the “Principal Amount”) on the Maturity Date (as defined below), together with accrued interest on the unpaid balance of the principal amount of this Note at the rate of twelve percent (12%) per annum. The maturity date under this Note shall be June 1, 2011 (the “Maturity Date”). Certain defined terms used in this Note have the meanings assigned to them in Section 21.

1.     Interest.   Interest (“Interest”) on this Note shall accrue on the unpaid principal at a per annum rate of 12% beginning on June 1, 2007. Interest shall be payable in the form of Common Stock quarterly in arrears on the Quarterly Interest Payment Date and on the Maturity Date or any other date this Note is paid in full, commencing on the first Quarterly Interest Payment Date following the Issuance Date. The number of shares of Common Stock to be issued on each Quarterly Interest Payment Date and on the Maturity Date or any other date this Note is paid in full shall be equal to the Interest due divided by the lesser of (a) $2.00 per share or (b) the Market Value per share, rounding down to the next whole share amount. All such shares shall be issued in the name of the Holder or its designee and shall be fully paid and non-assessable and subject only to transfer restrictions which are similar to those set forth in the Securities Purchase Agreement. Interest will be computed on the basis of a 365-day year and actual days elapsed.

2.     Payments of Principal.   On the Maturity Date or upon redemption in accordance with Section 5(b) or Section 6, the Company shall pay to the Holder an amount in cash equal to the Principal Amount.

3.     Method of Payment.   The Company shall pay the Principal Amount in currency of the United States that at the time of payments is legal tender for payment of public and private debts. Payments shall be made to the Holder by wire transfer of immediately available funds to the account designated in writing by the Holder or by such other means designated in writing by the Holder and provided to the Company at least five Business Days before any such payment. If the Principal Amount and accrued Interest on this Note are not paid in accordance with its terms, the Company shall pay to the Holder, in addition to the Principal Amount and accrued Interest thereon, all costs of collection of the Principal Amount and accrued Interest, including, but not limited to, reasonable attorneys’ fees, court costs and other costs for the enforcement of payment of this Note.

4.     Conversion.

(a)   Conversion after Conversion Event.   Upon the Conversion Event, each $1,000 of the Original Principal Amount shall automatically convert into one (1) share (“Conversion Shares”) of Convertible Preferred Stock, subject to any applicable laws.

(b)   Covenants.   The Company covenants and agrees that so long as this Note is outstanding, (i) the Company shall have authorized and reserved a sufficient number of shares of Convertible Preferred Stock to enable the Holder to convert this Note into Convertible Preferred Stock, in addition to any other terms and preferences agreed to by the Holder in writing, and (ii) the Company shall issue the shares of Convertible Preferred Stock upon conversion of this Note in accordance with the terms hereof. The Company further covenants to cause the shares of Convertible Preferred Stock, when issued pursuant to this Section 4, to be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof (other than any liens that may be imposed pursuant to applicable securities laws).

(c)   Procedure.   The Company shall immediately provide written notice to the Holder after the Conversion Event. Upon prompt surrender of the Note to the Company by the Holder after the Conversion Event, the Company shall issue and deliver the Conversion Shares to the Holder on behalf of the Company and pay any accrued and unpaid Interest owed to the Holder up to and including the Conversion Date. The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Conversion Shares issuable hereunder (and such Conversion Shares shall be deemed to have been issued) the day following the Conversion Date.

5.     Events of Default; Rights Upon Event of Default

(a)   Events of Default.   Each of the following events shall constitute an “Event of Default”:

(i)   the Company’s failure to pay to the Holder any amount of Principal, Interest or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder), which such failure continues for a period of at least 30 days;

(ii)   default in the performance, or breach, of any covenant or warranty of the Company in the Transaction Documents or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by a Holder of at least 20% in principal amount of the then outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “notice of default” hereunder;

(iii)   a default under any bonds, debentures, notes or other evidences of indebtedness for money borrowed of the Company or under any mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which indebtedness, individually or in the aggregate, has a principal amount outstanding in excess of $10,000,000, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Holders of at least 20% in principal amount of the then outstanding Notes, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “notice of default” hereunder (unless such default has been cured or waived);

(iv)   a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $10,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment;

(v)   the Company or any Subsidiary (as defined in the Securities Purchase Agreement) pursuant to or within the meaning of any Bankruptcy Law:

(1)   commences a voluntary case,

(2)   consents to the entry of an order for relief against it in an involuntary case,

(3)   consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(4)   makes a general assignment for the benefit of its creditors; or

(5)   a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(a)   is for relief against the Company or any Subsidiary in an involuntary case,

(b)   appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the property of any of them, or

(c)   orders the winding up or liquidation of the Company or any Subsidiary, and the order or decree remains unstayed and in effect for 30 days.

As used in this Section 5(a), the term “Bankruptcy Law” means title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term “Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

(b)          Consequences of Event of Default.   Promptly after the Company has knowledge of the occurrence of an Event of Default or any event which with the giving of notice or the passage of time, or both, could become such an Event of Default with respect to this Note or any other Note, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder. At any time after the occurrence and during the continuance of an Event of Default, the Holder may require the Company to redeem this Note. The Holder may effect the redemption by sending written notice (“Redemption Notice”) to the Company stating the Holder has elected to exercise the redemption option, surrendering the Note and providing payment instructions. The Company shall have ten days to pay the Principal Amount plus any accrued but unpaid Interest up to and including the payment date (“Redemption Price”) upon receipt of the Redemption Notice. The Company shall pay the Redemption Price in cash (except for any accrued Interest). The Holder shall be entitled to seek any available remedy for the enforcement of this Note, including for the payment of any Redemption Price. Nothing shall preclude the Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Note.

6.    Redemption.

(a)           Fundamental Change Redemption.   The Holder shall have the option to have the Company redeem the Note at the Redemption Price if a Fundamental Change occurs (“Fundamental Change Redemption”). The Holder may effect the Fundamental Change Redemption, by delivering a Redemption Notice to the Company stating the Holder has elected to exercise the Fundamental Change Redemption, surrendering the Note and providing payment instructions. The Company shall have ten days to pay the Redemption Price upon receipt of the Redemption Notice. The Company shall pay the Redemption Price in cash (except for any accrued Interest).

(b)          Limitation on Fundamental Change Redemption.   A Fundamental Change Redemption is subject to the Company’s obligation to repay or repurchase any Indebtedness that may be required to be repaid or repurchased in connection with a Fundamental Change and to any contractual restrictions contained in the terms of any Indebtedness that the Company has at that time. If a Redemption Option is exercised at a time when the Company is prohibited from redeeming this Note for cash under the terms of any Indebtedness, the Company shall use reasonable best efforts to obtain the consent of its lenders to redeem this Note for cash or attempt to refinance the debt containing such prohibition.

7.    Limitation on Indebtedness.   As long as the Notes remain outstanding, the Company shall not, without the prior written consent of the holders of the Notes representing at least a majority of the aggregate principal amount of the Notes, create or issue any series or class of stock, any promissory notes or incur other Indebtedness which ranks senior to the Notes in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise after the date hereof, except such consent shall not be necessary for Indebtedness pursuant to the Credit Agreement or relating to a refinancing of the Credit Agreement (defined below) and Indebtedness relating to working capital not to exceed $50,000,000 in the aggregate.

8.    Existence of Liens.   So long as the Notes remain outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries other than Permitted Liens and Liens permitted by the Credit Agreement.

9.    Restriction on Redemption and Dividends.   So long as the Notes remain outstanding, the Company shall not, directly or indirectly, (A) repurchase (other than the repurchase of shares of Common Stock from employees in connection with loans made to such employees prior to the date hereof), redeem, or declare or pay any cash dividend or distribution on, the Common Stock or (B) distribute any material property or assets of any kind to holders of the Common Stock in respect of the Common Stock.

10.   Amendment and Waiver.

(a)           Consent Required.   Any term, covenant, agreement or condition of this Note may, with the consent of the Company and the Holders, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) if the Company shall have obtained the consent in writing of the Holders of at least 50% in principal amount of the then outstanding Notes.

(b)          Effect of Amendment or Waiver.   Any amendment or waiver shall be binding upon each future holder of this Note and upon the Company and the Holder, whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

11.   Transfer.   This Note (or any portion of it) and any shares of Convertible Preferred Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by a Holder without the consent of the Company, subject only to the provisions of Sections 2(d) and 2(e) of the Securities Purchase Agreement.

12.   Reissuance Of A Note.

(a)           Transfer.   If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 12(c)), registered as the Holder may request, representing the Principal Amount being transferred by the Holder.

(b)          Lost, Stolen or Mutilated Note.   Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnity bond in the Principal Amount of the Note and an indemnification undertaking by the Holder to the Company, which undertaking shall be reasonably satisfactory to the Company, and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 12(c)) representing the Principal Amount.

(c)           Issuance of New Notes.   Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal Amount, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note and (iv) shall have the same rights and conditions as this Note.

13.   Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.   The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14.   Payment of Collection, Enforcement and Other Costs.   If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys’ fees and disbursements.

15.   Failure or Indulgence not Waiver.   No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

16.   Cancellation.   After the Principal Amount and accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.   Notices.   All notices, requests, consents and demands shall be made in writing and shall be given by fax or registered or certified mail postage prepaid to the following addresses:

if to the Company, to

SIRVA, Inc.
700 Oakmont Lane
Westmont, IL 60559
Facsimile:  (630) 468-4706
Attention:  General Counsel

with a copy to:

Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois  60601
Facsimile:  (312) 558-5700
Attention:  R. Cabell Morris, Jr., Esq.

if to the Holder, to:

[              ]
Attention:  [              ]
Fax:  [              ]

with a copy to:

[              ]
Attention:  [              ]
Fax:  [              ]

or to such other address as may be furnished in writing to the Company or the Holder, as applicable. Unless otherwise indicated herein, notices hereunder shall be effective (and deemed to be received) when delivered, if delivered personally, or, if sent by mail, when mailed or, if faxed, when faxed during normal business hours (with written confirmation of receipt). The Company hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the Holder with respect to the time of payment or any other provision thereof.

18.   Governing Law.   This Note shall be deemed a contract under, and shall be governed and construed in accordance with, the laws of the State of New York without giving effect to principles of conflicts of laws.

19.   Successors, etc.; Entire Agreement; Assignment.   This Note shall be binding upon the Company and its successors and assigns (but the obligations of the Company hereunder may not be transferred without the written consent of the Holder) and shall inure to the benefit of the Holder and its respective successors and assigns. This Note constitutes the entire agreement between the parties, superseding all prior understandings and writings, with respect to the indebtedness represented hereby. In the event of any assignment of this Note, whether in whole or in part, the Holder shall as promptly as practicable following such assignment give written notice to the Company.

20.   Headings.   The section headings of this Note are for convenience only and shall not affect the meaning or interpretation of this Note or any provision hereof.

21.   Definitions.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Closing Sale Price” on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in the composite transactions for the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq Stock Market. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq Stock Market on the relevant date, the Closing Sale Price shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. In the absence of such a quotation, the Closing Sale Price of the Common Stock will be an amount determined in good faith by the Board of Directors of the Company to be the fair market value of such Common Stock, and such determination shall be conclusive.

“Common Stock” means the Company’s Common Stock, par value $0.01 a share.

“Conversion Date” means the date of shareholder approval of the Conversion Event.

“Conversion Event” means shareholder approval by holders of a majority of the shares of Common Stock of issuance of the Convertible Preferred Stock and conversion of the Notes into 75,000 shares of Convertible Preferred Stock.

“Convertible Preferred Stock” means the Company’s 8% Convertible Preferred Stock, par value $0.01 per share, having the terms and preferences set forth in the form of the Amended and Restated Certificate of Designation attached to this Note as Exhibit A.

“Credit Agreement” means the Credit Agreement, dated as of December 1, 2003, as amended from time to time, among SIRVA Worldwide, Inc., a Delaware corporation, the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent, and the other Agents parties thereto.

“Eligible Market” means any of The New York Stock Exchange Inc., The Nasdaq National Market, The Nasdaq SmallCap Market or the American Stock Exchange.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Change” means any transaction, series of related transactions or events (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which:

(a)    a “person” or “group” within the meaning of Section 13(d) of the Exchange Act other than the Company, its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that the person or group has become the direct or indirect ultimate “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of the Voting Stock of the Company representing more than 50% of the voting power of its Voting Stock;

(b)   consummation of any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Subsidiary of the Company (“Transferee”); provided, however, that a transaction where the holders of more than 50% of all classes of the Voting Stock of the Company immediately prior to the transaction own, directly or indirectly, more than 50% of all classes of Voting Stock of the continuing or surviving Company or Transferee immediately after the event shall not be a Fundamental Change;

(c)    the Company is liquidated or dissolved or holders of its Capital Stock approve any plan or proposal for its liquidation or dissolution; or

(d)   the Common Stock ceases to be listed on an Eligible Market in the United States and the Common Stock is not relisted on a national securities exchange in the United States within five months of such delisting.

provided, however, that a Fundamental Change shall not be deemed to have occurred under Subsection (b) to this definition if (i) 100% of the consideration (excluding cash payments for fractional shares and cash payment pursuant to statutory appraisal rights) in the transaction or transactions consists of shares of common stock of a United States company with full voting rights traded on an Eligible Market or quoted on the NASDAQ Stock Market (or which shall be so traded or quoted when issued or exchanged in connection with such transaction), (ii) as a result of such transaction or transactions this Note shall become convertible solely into such common stock on terms at least as favorable as the terms in which the Convertible Preferred Stock can be converted into Common Stock as set forth in the form of the Amended and Restated Certificate of Designation attached to this Note as Exhibit A and (iii) the Transferee expressly assumes such obligations.

“Indebtedness” means, as to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases (as defined in the Credit Agreement), (d) all obligations of such Person in respect of bankers’ acceptances issued or created for the account of such Person, (e) for purposes of Section 7 only, all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements and (f) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. Notwithstanding the foregoing, in no event shall “Indebtedness” include (i) obligations of SIRVA Relocation, LLC, The Rowan Group plc, any of their respective Subsidiaries or any other Subsidiary of SIRVA Worldwide, Inc. primarily engaged in the business of providing relocation services, including home sale and purchase assistance, management of tenant responsibilities and other services to corporations that assist employees in their relocation needs, and other business related thereto, to make payments under or with respect to mortgage notes payable in the ordinary course of business in connection with the provision of relocation services or (ii) such mortgage notes.

“Issuance Date” means the date this Note was issued as set forth on the first page hereof.

“Market Value” means, with respect to any date of determination, the average Closing Sale Price of the Common Stock for a five consecutive Trading Day period preceding the day preceding the date of determination.

“Note” means this Note and any other notes issued pursuant to the terms hereof or of the Securities Purchase Agreement.

“Permitted Liens” means (i) any lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally acceptable accounting principles in the United States applied on a consistent basis, (ii) any statutory lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent, (iv) deposits, pledges or liens (other than liens arising under ERISA) securing (A) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (B) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (C) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or liens are incurred or otherwise arise in the ordinary course of business and secure obligations not past due or delinquent, (v) restrictions on the use of real property and minor irregularities in the title thereto which do not (A) secure obligations for the payment of money or (B) materially impair the value of such property or its use in the ordinary course of business, (vi) any minor imperfection of title or similar lien which individually or in the aggregate with other such liens would not reasonably be expected to have a Material Adverse Effect, (vii) any lien created in connection with the Credit Agreement and (viii) any lien created in connection with the incurrence of Indebtedness existing prior to the issuance of this Note.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Quarterly Interest Payment Date” means the 1st day of March, June, September, and December, unless such day does not fall on a Business Day, in which it becomes the first Business Day subsequent to the 1st day of the respective month.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of September 25, 2006, by and between the Company and Holder.

“Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of      directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (A) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

“Trading Day” means a day during which (i) trading in the Common Stock generally occurs and (ii) a Closing Sale Price for the Common Stock is provided on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

“Transaction Documents” means this Note, the Securities Purchase Agreement, and the Registration Rights Agreement (as defined in the Securities Purchase Agreement) and each of the other documents entered into or delivered by the parties hereto in connection with the transactions contemplated by this Note.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.

Dated as of: June , 2007	SIRVA, INC.
By:
Name:
Title:

Appendix B

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS OF

75,000 SHARES OF 8.00% CONVERTIBLE PERPETUAL PREFERRED STOCK
OF SIRVA, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

SIRVA, Inc., a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in Article IV of its Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Company (the “Board of Directors”), on June 22, 2007, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that the amended powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Company’s 8.00% Convertible Perpetual Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share designated “8.00% Convertible Perpetual Preferred Stock” (the “Preferred Stock”), including the number of authorized shares and dividend rate established hereby, are authorized and approved as set forth in this Amended and Restated Certificate of Designations (“Certificate of Designations”) and shall replace and supersede in its entirety the previously filed certificate of designations relating to the Company’s 8.00% Convertible Perpetual Preferred Stock.

Certain defined terms used in this Certificate of Designations have the meaning assigned thereto in Section 17.

Section 1.   Ranking.   The Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, (i) senior to the common stock, par value $0.01 per share, of the Company (the “Common Stock”), whether now outstanding or hereafter issued, and to each other class or  series of stock of the Company established by the Board of Directors after the date (the “Filing Date”) that this Certificate of Designations is filed with the Delaware Secretary of State, the terms of which do not expressly provide that such class or series ranks senior to or pari passu with the Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Junior Stock”); (ii) pari passu with each class or series of stock of the Company (including any series of preferred stock established after the Filing Date by the Board of Directors), the terms of which expressly provide that such class or series ranks pari passu with the Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Parity Stock”); and (iii) junior to each other class or series of stock of the Company (including any series of preferred stock established after the Filing Date by the Board of Directors), the terms of which expressly provide that such class or series ranks senior to the Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Senior Stock”). The Company’s ability to issue Parity Stock or Senior Stock shall be subject to the provisions of Section 4.

Section 2.   Dividends.   (a)  General. Dividends on the Preferred Stock shall be payable quarterly, when, as and if declared by the Board of Directors or a duly authorized committee thereof, out of the assets of the Company legally available therefor, on the 15th calendar day (or the following Business Day, as defined below, if the 15th is not a Business Day) of March, June, September and December of each year (each such date being referred to herein as a “Dividend Payment Date”) at the rate per annum of 8.00% per share (subject to the adjustments as set forth in Section 2(d), Section 2(e) and Section 13) on the Liquidation Preference in effect at such time, which Liquidation Preference is subject to adjustment as provided in Section 2(d) and Section 19(b). The amount of dividends payable for any period that is shorter or longer than a full quarterly Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

A “Dividend Period” with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date or, if none, the date (the “Issue Date”) of the initial issuance of Preferred Stock, and ending on the day immediately prior to the next Dividend Payment Date. Dividends payable, when, as and if declared, on a Dividend Payment Date shall be payable to Holders of record as they appear on the stock books of the Company on the close of business on the first calendar day (or the following Business Day if such first calendar day is not a Business Day) of the calendar month in which the applicable Dividend Payment Date falls (the “Dividend Record Date”), provided that the Dividend Record Date shall not be more than 60 days prior to the Dividend Payment Date.

The Company shall make each dividend payment on the Preferred Stock in cash.

All references in this Certificate of Designations to dividends or to a dividend rate or accretion rate shall be deemed to include Additional Dividends (as defined in Section 13) or to reflect any adjustment to the dividend rate or accretion rate pursuant to Section 2(d), Section 2(e) or Section 13, as the case may be, if such Additional Dividends are then payable, as described in Section 2(d), Section 2(e) and Section 13.

(b)   Payment Restrictions.   No dividends or other distributions (other than a dividend or distribution payable solely in shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and other than cash paid in lieu of fractional shares in accordance with Section 18) may be declared, made or paid, or set aside for payment upon, any Parity Stock or Junior Stock, nor may any Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund or similar obligation for the redemption of any Parity Stock or Junior Stock) by or on behalf of the Company (except by conversion into or exchange for shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock)), unless all accrued and unpaid dividends (other than any accrued and unpaid dividends that have accreted pursuant to Section 2(c) and are reflected in the Liquidation Preference) shall have been or contemporaneously are declared and paid, or are declared and a sum of cash or number of shares of Common Stock sufficient for the payment thereof is set aside for such payment, on the Preferred Stock and any Parity Stock for all dividend payment periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition. Notwithstanding the foregoing, if full dividends have not been paid on the Preferred Stock and any Parity Stock, dividends may be declared and paid on the Preferred Stock and such Parity Stock so long as the dividends are declared and paid pro rata so that the aggregate amounts of dividends declared per share on, and the amounts of such dividends declared in cash per share on, the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Preferred Stock and such other Parity Stock bear to each other. Holders of shares of the Preferred Stock will not be entitled to any dividend in excess of full accumulated dividends (subject to any adjustments to the dividend rate set forth herein).

(c)   Accretion.   If the Company is unable to, or otherwise does not, pay dividends in full on the Preferred Stock on any Dividend Payment Date as described above in Section 2(a), the Liquidation Preference will be increased as of the first day immediately following such Dividend Payment Date by the Accretion Amount in respect of the unpaid dividends and decreased to the extent the Company makes any payments as described in the immediately succeeding paragraph. If the Company pays a portion of the dividends payable on the Preferred Stock on a Dividend Payment Date and accretes the unpaid portion, the Company will pay the current portion equally and ratably to Holders of Preferred Stock. The amount of dividends payable for any Dividend Period following a non-payment of dividends, subject to the immediately succeeding paragraph, will be calculated on the basis of the Liquidation Preference as of the first day of such Dividend Period.

The Company may pay all or a portion of the amount by which the Liquidation Preference of a share of Preferred Stock exceeds the initial liquidation preference of $1,000 (the “Initial Liquidation Preference”) per share of Preferred Stock on (i) any Dividend Payment Date or (ii) any other date fixed by the Board of Directors or a duly authorized committee thereof. The Company shall make any such payment in cash only and any such payment shall be made equally and ratably to Holders of Preferred Stock. The persons entitled to receive any such payment shall be the Holders of record as they appear on the stock books of the Company on the close of business of a date selected by the Board of Directors or any authorized committee thereof, which date (1) shall not precede the date the Board of Directors or any committee thereof declares such payment payable and (2) shall not be more than 60 days prior to the date the payment is paid. The Liquidation Preference of each share of Preferred Stock will be reduced as of the first day following the date of such payment by the amount of such payment (the “Paydown Amount”) and the amount of dividends will be calculated on the basis of the reduced Liquidation Preference for the period of time from the date of such reduction until the applicable Dividend Payment Date.

The Company will use its reasonable best efforts to provide Notice to Holders of the Preferred Stock not later than ten Trading Days prior to each Dividend Record Date if the Company determines that it will not pay dividends on the related Dividend Payment Date. Such Notice shall be given by issuing a press release in accordance with Section 14(a) and by notifying the Transfer Agent. The Notice will indicate whether the Company will accrete all or a portion of the dividends, as well as the amount of the dividends to be accreted. Any failure by the Company to deliver such Notice will not impair the Company’s ability to accrete dividends in any respect.

(d)   Registration Default.   Upon the occurrence of a Registration Default, the dividend rate or accretion rate applicable to the Preferred Stock will be increased by 0.50% per annum (the “Registration Default Additional Dividends”) for the period from and including the date of the Registration Default to and excluding the date on which such Registration Default is cured. Following the cure of all Registration Defaults, the accrual or accretion of Registration Default Additional Dividends with respect to the Preferred Stock shall cease in accordance with the terms of the Registration Rights Agreement, as amended from time to time.

The Company shall notify the Transfer Agent within five Business Days after each and every date on which a Registration Default occurs. Registration Default Additional Dividends payable by the Company shall be payable to the Holders of shares of Preferred Stock on each Dividend Payment Date in the manner provided for the payment or accretion of regular dividends.

(e)   Listing Default.   Upon the occurrence of a Listing Default, the dividend rate or accretion rate applicable to the Preferred Stock will be increased by 0.50% per annum (the “Listing Default Additional Dividends”) for the period from and including the date of the Listing Default to and excluding the date on which such Listing Default is cured. Following the cure of a Listing Default, the accrual or accretion of Listing Default Additional Dividends with respect to the Preferred Stock shall cease.

The Company shall notify the Transfer Agent within five Business Days after each and every date on which a Listing Default occurs. Listing Default Additional Dividends payable by the Company shall be payable to the Holders of shares of Preferred Stock on each Dividend Payment Date in the manner provided for the payment or accretion of regular dividends.

Section 3.   Liquidation Preference.   In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each Holder shall be entitled to receive out of the assets of the Company available for distribution to stockholders of the Company, before any distribution of assets is made on the Common Stock or any other Junior Stock, but after any distribution on any of the Company’s indebtedness or Senior Stock, an amount equal to the aggregate Liquidation Preference attributable to shares of Preferred Stock held by such Holder, subject to adjustment as provided in Section 19(b), plus an amount equal to the sum of all accrued and unpaid dividends (whether or not declared) for the then-current Dividend Period.

In the event the assets of the Company available for distribution to Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 3, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate amounts shall be paid on account of the shares of Preferred Stock, ratably, in proportion to the full distributable amounts for which Holders and holders of any Parity Stock are entitled upon such liquidation, winding-up or dissolution, with the amount allocable to each series of such stock determined on a pro rata basis of the aggregate liquidation preference of the outstanding shares of each series and accrued and unpaid dividends to which each series is entitled.

None of (i) the sale, conveyance or exchange or transfer of all or substantially all of the assets, property or business of the Company (other than in connection with the voluntary or involuntary liquidation, dissolution or winding-up of the Company), (ii) the merger, conversion or consolidation of the Company into or with any other Person or (iii) the merger, conversion or consolidation of any other Person into or with the Company, shall constitute a voluntary or involuntary liquidation, dissolution or winding-up of the Company for the purposes of this Section 3.

After the payment to the Holders of the full preferential amounts provided for above, the Holders as such shall have no right or claim to any of the remaining assets of the Company.

Section 4.   Voting Rights.   (a)  Each Holder shall have the number of votes for each share of Preferred Stock held by such Holder equal to the whole number of shares of Common Stock into which such share of Preferred Stock may be converted as of the record date for the vote. In addition to voting rights specifically required by the DGCL from time to time, Holders of Preferred Stock have the right to vote on all matters voted upon by the holders of Common Stock; provided that, subject to Section 4(c), the Holders of Preferred Stock shall not have the right to vote for the election of directors.

(b)   So long as any Preferred Stock is outstanding, in addition to any other vote of stockholders of the Company required under applicable law or the Restated Certificate of Incorporation, the approval or consent of two-thirds interest of the Holders of the outstanding shares of the Preferred Stock, voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable, will be required (i) for any amendment to the terms of the Preferred Stock or the Certificate of Designations, (ii) for any amendment of the Restated Certificate of Incorporation or the bylaws of the Company if the amendment would alter or change the powers, preferences, privileges or rights of the Holders so as to affect them adversely, (iii) to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Parity Stock or Senior Stock, or (iv) to reclassify any authorized stock of the Company into any Parity Stock, Senior Stock, or any obligation or security convertible into or evidencing a right to purchase any Parity Stock or Senior Stock, provided that no such vote shall be required for the Company to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Junior Stock.

(c)   If the Company fails to (1) pay dividends in full on the Preferred Stock or any Parity Stock on any Dividend Payment Date as described in Section 2(a) for Dividend Periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters, (2) repurchase shares of Preferred Stock as required under Section 10 upon the occurrence of a Fundamental Change or (3) issue Common Stock as required under Section 6 upon an Optional Conversion, then the number of directors constituting the Board of Directors will be increased by two and the Holders of outstanding Preferred Stock, voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable, shall have a right to elect those additional directors to the Board of Directors at the next annual meeting of stockholders and at each subsequent stockholders meeting at which directors are elected until (A) all dividends accumulated have been paid in full or funds have been set aside by the Company for the payment in full of such dividends or (B) all such shares have been repurchased or sufficient funds have been set aside by the Company for such repurchase. Such additional directors shall not be divided into classes of the Board of Directors. To exercise this right, any Holder of Preferred Stock may by written notice request that the Company call a special meeting of the Holders of the Company’s Preferred Stock (and any such other series of preferred stock) for the purpose of electing the additional directors and, if such failure to pay dividends in full or repurchase is continuing, the Company shall call such meeting within 35 days of the date of such written request. If the Company fails to call such a meeting upon request, any Holder at such time of the Preferred Stock may call a meeting. Upon (x) payment in full of all accumulated dividends or if funds for the payment of such dividends in full have been set aside by the Company or (y) the repurchase of all such shares of Preferred Stock or if sufficient funds have been set aside by the Company for such repurchase, the Holders of outstanding Preferred Stock will no longer have the right to vote on the additional directors, the term of office of each director so elected will terminate immediately and the number of directors will, without further action, be reduced by two.

Section 5.   Forced Conversion.   (a)  At any time on or after September 25, 2008, the Company shall have the right, at its option, to cause the Preferred Stock, in whole but not in part, to be automatically converted into a number of whole shares of Common Stock at the Conversion Rate then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 18 (a “Forced Conversion”); provided that there is an effective registration statement covering the resale of all of the shares of Common Stock issuable upon a Forced Conversion. The Company may exercise its right to cause a Forced Conversion pursuant to this Section 5 only if the Closing Sale Price of the Common Stock equals or exceeds 200% of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period, including the last Trading Day of such 30 Trading Day period, ending on the Trading Day prior to the Company’s issuance of a press release, as described in Section 5(b), announcing the Company’s exercise of its right to cause a Forced Conversion (the “Conversion Premium”). At any time on or after September 25, 2009, such Conversion Premium will be 250%.

(b)   To exercise its right to call a Forced Conversion described in Section 5(a), the Company must issue a press release, in compliance with Section 14(a), prior to the close of business on the first Trading Day following any date on which the conditions described in Section 5(a) are met, announcing such a Forced Conversion. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail), in either case in accordance with Section 14(b), to the Holders (not more than four Business Days after the date of the press release) of the election to call a Forced Conversion. The conversion date will be a date selected by the Company (the “Forced Conversion Date”) and will be no more than 15 days after the date on which the Company issues the press release described in this Section 5(b).

(c)   In addition to any information required by applicable law or regulation, the press release and notice of a Forced Conversion described in Section 5(b) shall state, as appropriate: (a) the Forced Conversion Date; (b) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock; (c) the number of shares of Preferred Stock to be converted; and (d) that dividends on the Preferred Stock to be converted will cease to accrue on the Forced Conversion Date.

(d)   On and after the Forced Conversion Date, dividends will cease to accrue on the Preferred Stock called for in a Forced Conversion and all rights of Holders will terminate except for the right to receive the whole shares of Common Stock issuable upon conversion thereof at the Conversion Rate then in effect and cash in lieu of any fractional shares of Common Stock, settled in accordance with Section 18. If the Forced Conversion Date occurs between the period between the close of business on any Dividend Record Date and the close of business on any Dividend Payment Date, the dividend payment with respect to the Preferred Stock will be payable on such Dividend Payment Date to the record holder of such share on such Dividend Record Date.

Section 6.   Conversion at the Option of the Holder.   (a)  Each share of Preferred Stock is convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”), into the number of shares of Common Stock (the “Conversion Rate”) obtained by adding the Initial Liquidation Conversion Rate and the Accreted Dividend Conversion Rate.

(b)   Subject to Section 19(a), the conversion right of a Holder shall be exercised by the Holder of shares of Preferred Stock represented by physical certificates other than by shares of Global Preferred Stock by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at its principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates representing shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 19(f). If a Holder’s shares of Preferred Stock are represented by shares of Global Preferred Stock, such Holder must comply with the Depositary’s procedures for converting a beneficial interest in such shares of Global Preferred Stock. If required, the Holder must pay funds equal to dividends payable on the next Dividend Payment Date to which such Holder is not entitled and, if required by Section 19(f), the Holder must pay all taxes or duties, if any. The date on which a Holder satisfies the foregoing requirements for conversion is referred to herein as the “Conversion Date.” Immediately prior to the close of business on the Conversion Date, each converting Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of such Holder’s Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Holder. On the Conversion Date all rights with respect to the shares of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to (a) receive certificates representing the number of whole shares of Common Stock into which such shares of Preferred Stock have been converted and cash, in lieu of any fractional shares, in accordance with Section 18 hereof and (b) exercise the rights to which they are entitled as holders of Common Stock.

Section 7.   [Reserved].

Section 8.   Anti-dilution Adjustments.   (a)  The Conversion Price and the Accreted Dividend Conversion Price shall be subject to the following adjustments from time to time:

(i)    Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, both the Conversion Price and the Accreted Dividend Conversion Price, as in effect at the opening of business on the day following the date fixed for the determination of stockholders of the Company entitled to receive such dividend or other distribution shall be adjusted by multiplying, as applicable, such Conversion Price or Accreted Dividend Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination.

(ii)   Stock Purchase Rights. In case the Company shall issue to all holders of its Common Stock options, warrants or other rights, entitling them to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock for a period expiring within 60 days from the date of issuance of such options, warrants or other rights or securities at a price per share of Common Stock less than the Market Value on the date fixed for the determination of stockholders of the Company entitled to receive such options, warrants or other rights or securities (other than pursuant to a dividend reinvestment, share purchase or similar plan), then both the Conversion Price and the Accreted Dividend Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be adjusted by multiplying, as applicable, such Conversion Price or Accreted Dividend Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such options, warrants or other rights or securities (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) would purchase at such Market Value and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, either directly or indirectly, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that (i) no such adjustment to the Conversion Price or the Accreted Dividend Conversion Price shall be made with respect to such a distribution if the Holders would be entitled to receive such options, warrants or other rights or securities upon conversion at any time of shares of Preferred Stock into Common Stock; (ii) if any of the foregoing options, warrants or other rights are only exercisable upon the occurrence of a Triggering Event, then the Conversion Price and Accreted Dividend Conversion Price will not be adjusted until such Triggering Event occurs; and (iii) if at the end of the period during which such options, warrants or other rights or securities are exercisable not all of such options, warrants or other rights or securities have been exercised, the adjusted Conversion Price and the adjusted Accreted Dividend Conversion Price shall be readjusted to what the Conversion Price and the Accreted Dividend Conversion Price would have been upon application of the foregoing adjustment substituting the number of additional shares of Common Stock actually issued for the total number of shares of Common Stock offered.

(iii)  Stock Splits, Reverse Splits and Combinations. In case outstanding shares of Common Stock shall be subdivided, split or reclassified into a greater number of shares of Common Stock, both the Conversion Price and the Accreted Dividend Conversion Price in effect at the opening of business on the day following the day upon which such subdivision, split or reclassification becomes effective shall be proportionately reduced,  and, conversely, in case outstanding shares of Common Stock shall each be combined or reclassified into a smaller number of shares of Common Stock, both the Conversion Price and the Accreted Dividend Conversion Price in effect at the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately increased, such reductions or increases, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split, reclassification or combination becomes effective.

(iv)  Debt, Asset or Security Distributions. (A)  In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, assets or securities (but excluding any options, warrants or other rights or securities referred to in paragraph (ii) of this Section 8(a), any dividend or distribution paid exclusively in cash and any dividend, shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-off referred to in the next subparagraph, or any dividend or distribution referred to in paragraph (i) of this Section 8(a)), the Conversion Price and the Accreted Dividend Conversion Price shall both be reduced by multiplying, as applicable, the Conversion Price or Accreted Dividend Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders of the Company entitled to receive such distribution by a fraction, the numerator of which shall be the Market Value on the date fixed for such determination and the denominator of which shall be such Market Value plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders of the Company entitled to receive such distribution. In any case in which Section 8(a)(iv)(A) is applicable, Section 8(a)(iv)(B) shall not be applicable.

(B)   In the case of a Spin-off, the Conversion Price and the Accreted Dividend Conversion Price in effect immediately before the close of business on the record date fixed for determination of stockholders of the Company entitled to receive that distribution will both be reduced by multiplying, as applicable,  the Conversion Price or the Accreted Dividend Conversion Price by a fraction, the numerator of which is the Market Value and the denominator of which is the Market Value plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock. Any adjustment to the Conversion Price and the Accreted Dividend Conversion Price under this Section 8(a)(iv)(B) will occur on the date that is the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-off and (2) the date of the consummation of the Initial Public Offering of the securities being distributed in the Spin-off, if that Initial Public Offering is effected simultaneously with the Spin-off.

(v)    Cash Distributions. In case the Company shall, by dividend or otherwise, make distributions to all holders of its Common Stock exclusively in cash (excluding any distribution consisting of cash in part which is provided for in Section 8(a)(iv)) immediately after the close of business on such date for determination, the Conversion Price and the Accreted Dividend Conversion Price shall both be adjusted by multiplying, as applicable, the Conversion Price or the Accreted Dividend Conversion Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders of the Company entitled to receive such distribution by a fraction, (A) the numerator of which shall be equal to the Market Value minus the amount per share of such dividend or distribution and (B) the denominator of which shall be equal to the Market Value.

(vi)  Tender Offers. In the case that a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended through the expiration thereof) shall require the payment to stockholders of the Company (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) per share of the Common Stock that exceeds the Closing Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, then, immediately prior to the opening of business on the day after the date of the last time (the “Expiration Time”) tenders could have been made pursuant to such tender or exchange offer (as amended the expiration thereof), the Conversion Price and the Accreted Dividend Conversion Price shall both be reduced by multiplying, as applicable, the Conversion Price or the Accreted Dividend Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to the product of (x) the Market Value on the date of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time, and (B) the denominator of which shall be equal to (x) the product of (I) the Market Value on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less the number of all shares validly tendered, not withdrawn and accepted for payment on the date of the Expiration Time (such validly tendered shares, up to any such maximum, being referred to as the “Purchased Shares”) plus (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders of the Company pursuant to the tender or exchange offer (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares).

(b)   De Minimis Adjustments.   Notwithstanding anything herein to the contrary, no adjustment under this Section 8 need be made to the Conversion Price or the Accreted Dividend Conversion Price unless such adjustment would require, as applicable, an increase or decrease of at least 1.0% of the Conversion Rate or the Accreted Dividend Conversion Rate then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall result in an increase or decrease of at least 1.0% of such Conversion Rate or Accreted Dividend Conversion Rate, as applicable; provided, however, that the Company will make such adjustments no later than the earlier of (i) April 15 of each calendar year and (ii) the date on which the Company delivers any notice of a Forced Conversion. No adjustment under this Section 8 shall be made to the Conversion Price if such adjustment will result in a Conversion Price that is less than the par value of the Common Stock. No adjustment under this Section 8 shall be made to the Accreted Dividend Conversion Price if such adjustment will result in an Accreted Dividend Conversion Price that is less than the par value of the Common Stock. All adjustments to the Conversion Rate and the Accreted Dividend Conversion Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share).

(c)   Tax-Related Adjustments.   The Company may make such reductions in the Conversion Price or the Accreted Dividend Conversion Price, in addition to those required by this Section 8, as the Board of Directors considers advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. In the event the Company elects to make such a reduction in either the Conversion Price or the Accreted Dividend Conversion Price, the Company will comply with any other securities laws and regulations under the Exchange Act if and to the extent that such laws and regulations are applicable in connection with the reduction in the Conversion Price and/or the Accreted Dividend Conversion Price.

(d)   Stockholder Rights Plans.   Any stockholder rights plan adopted by the Company shall provide that upon conversion of the Preferred Stock, to the extent that the Holders receive Common Stock, such Holders shall receive, in addition to the shares of Common Stock and any cash for fractional shares in accordance with Section 18, if any, the rights issued under such stockholder rights plan the Company may establish, whether or not such rights are separated from the Common Stock prior to conversion. A distribution of rights pursuant to any stockholder rights plan will not result in an adjustment to the Conversion Price or the Accreted Dividend Conversion Price pursuant to Section 8(a)(ii) or Section 8(a)(iv), provided that the Company has provided for the Holders to receive such rights upon conversion.

(e)   Notice of Adjustment.   Whenever the Conversion Price or the Accreted Dividend Conversion Price is adjusted in accordance with this Section 8, the Company shall (i) compute the Conversion Price and the Accreted Dividend Conversion Price in accordance with this Section 8 and prepare and transmit to the Transfer Agent an Officer’s Certificate setting forth the Conversion Price and the Accreted Dividend Conversion Price, the method of calculation of each in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based and (ii) as soon as practicable after the occurrence of an event that requires an adjustment to the Conversion Price and/or the Accreted Dividend Conversion Price pursuant to this Section 8 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), the Company or, at the request and expense of the Company, the Transfer Agent shall provide a written notice to the Holders of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Price and/or the Accreted Dividend Conversion Price was determined and setting forth the adjusted Conversion Price and/or the adjusted Accreted Dividend Conversion Price.

(f)    Reversal of Adjustment.   If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in either the Conversion Price or the Accreted Dividend Conversion Price then in effect shall be required by reason of the taking of such record.

(g)   Exceptions to Adjustment.   Neither the applicable Conversion Price nor the applicable Accreted Dividend Conversion Price shall be adjusted:

(i)      upon the issuance of any shares of the Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(ii)     upon the issuance of any shares of the Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries;

(iii)   upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Issue Date;

(iv)    for a change in the par value of the Common Stock; or

(v)     for accrued and unpaid dividends on the Preferred Stock.

Section 9.   Fundamental Change.   (a)  In the event of a Fundamental Change, within five Trading Days after the effective date of such Fundamental Change (the “Effective Date”), the Company shall give notice of such Fundamental Change, and, with respect to a Fundamental Change described in clause (b) of the definition thereof, at least ten Trading Days prior to the anticipated Effective Date of such Fundamental Change, in each case in accordance with Section 14, to each record holder (such date of notice, the “Fundamental Change Notice Date”). Each such notice shall state (a) that a Fundamental Change has occurred or is anticipated to occur and (b) the events causing the Fundamental Change and the Effective Date or anticipated Effective Date thereof.

Section 10.   Repurchase Upon a Fundamental Change.   (a)  If there shall occur a Fundamental Change, shares of Preferred Stock shall be purchased by the Company at the option of Holders thereof as of the date specified by the Company that is not less than 30 Business Days nor more than 60 Business Days after the occurrence of the Fundamental Change (the “Fundamental Change Purchase Date”), subject to satisfaction by or on behalf of any Holder of the requirements set forth in Section 10(d). The purchase price shall be paid in cash at a price equal to 100% of the Liquidation Preference of the Preferred Stock to be purchased, together with accrued and unpaid dividends, if any, to, but excluding, the Fundamental Change Purchase Date, unless such date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, in which case (i) the Company will pay the full amount of accrued and unpaid dividends payable on such Dividend Payment Date only to the Holder of record at the close of business on the corresponding Dividend Record Date and (ii) the purchase price payable on the Fundamental Change Purchase Date will include only the Liquidation Preference, but will not include any amount in respect of dividends declared and payable on such corresponding Dividend Payment Date. The Company’s obligation to repurchase the Preferred Stock will be subject to its compliance with all applicable securities laws at the time of repurchase.

(b)   Notwithstanding anything to the contrary in this Certificate of Designations, Holders of shares of Preferred Stock shall not have the right to require the Company to repurchase shares of Preferred Stock upon a Fundamental Change unless such purchase complies with the terms of the Company’s credit facilities, debt indentures and other debt instruments.

(c)   Within 30 Business Days after the occurrence of a Fundamental Change, the Company shall mail a written notice of the Fundamental Change to each Holder of Preferred Stock. The notice shall include the form of a Fundamental Change Purchase Notice to be completed by the Holder and shall state, among other things:

(i)    the date of such Fundamental Change and, briefly, the events causing such Fundamental Change;

(ii)   the date by which the Fundamental Change Purchase Notice pursuant to this Section 10 must be given;

(iii)  the last date on which the purchase right may be exercised;

(iv)  the Fundamental Change purchase price;

(v)    the Fundamental Change Purchase Date;

(vi)  the name and address of the Transfer Agent;

(vii) the Conversion Price and the Accreted Dividend Conversion Price, and any adjustments thereto;

(viii)     a statement that the Preferred Stock as to which a Fundamental Change Purchase Notice has been given may be converted into Common Stock pursuant to this Certificate of Designations only to the extent that the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Certificate of Designations; and

(ix)  the procedures that a Holder of the Preferred Stock must follow to exercise rights under this Section 10.

(d)   (i)  A Holder of shares of Preferred Stock may exercise its rights specified in Section 10(a) upon delivery of a written notice of the exercise of such rights (a “Fundamental Change Purchase Notice”) to the Transfer Agent at any time prior to the close of business on the Business Day immediately before the Fundamental Change Purchase Date. The Fundamental Change Purchase Notice shall state, among other things:

(A)  if certificated shares of Preferred Stock have been issued, the certificate numbers, or if not, such information as may be required under applicable DTC procedures;

(B)   the number of shares of Preferred Stock to be purchased; and

(C)   that the Company shall purchase such Preferred Stock pursuant to the applicable provisions of this Certificate of Designations.

(ii)   The book-entry transfer or delivery of such share of Preferred Stock to be purchased (together with all necessary endorsements) to the Transfer Agent at the office of such Transfer Agent shall be a condition to the receipt by the Holder of the Fundamental Change price.

(e)   Notwithstanding anything herein to the contrary, any Holder of Preferred Stock delivering to the Transfer Agent the Fundamental Change Purchase Notice shall have the right to withdraw such Fundamental Change Purchase Notice in whole or as to a portion thereof at any time prior to the close of business on the Business Day before the Fundamental Change Purchase Date by delivery of a written notice of withdrawal to the Transfer Agent in accordance with this Section 10(e). The Transfer Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written withdrawal thereof. The written withdrawal shall specify, among other things:

(i)    if certificated shares of Preferred Stock have been issued, the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted, or if not, such information as may be required under applicable DTC procedures;

(ii)   the number of shares of Preferred Stock with respect to which such notice of withdrawal is being submitted;

(iii)  the number of shares of Preferred Stock, if any, that remain subject to the original Fundamental Change purchase and have been or will be delivered for purchase by the Company.

The Transfer Agent will promptly return to the respective Holders thereof any shares of Preferred Stock with respect to which a Fundamental Change Purchase Notice has been withdrawn in compliance with this Certificate of Designations, in which case, upon such return, the Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

(f)             Upon the receipt by the Transfer Agent of the Fundamental Change Purchase Notice, the Holder of the shares of Preferred Stock in respect of which such Fundamental Change Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn) thereafter be entitled to receive the purchase price with respect to such shares of Preferred Stock, subject to this Section 10. Such purchase price shall be paid to such Holder as soon as practicable following the later of (a) the Fundamental Change Purchase Date with respect to such shares of Preferred Stock and (b) the time of book-entry transfer or delivery of such shares of Preferred Stock to the Transfer Agent by the Holder thereof in the manner required by this Section 10. Shares of Preferred Stock in respect of which a Fundamental Change Purchase Notice has been given by the Holder thereof may not be converted into Common Stock on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in this Section 10.

(g)            On the Business Day immediately following the Fundamental Change Purchase Date, the Company shall deposit with the Transfer Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate purchase price of all shares of Preferred Stock or portions thereof that are to be purchased as of the Fundamental Change Purchase Date. The manner in which the deposit required by this Section 10(g) is made by the Company shall be at the option of the Company; provided, however, that such deposit shall be made in a manner such that the Transfer Agent shall have immediately available funds on the date of deposit. If the Transfer Agent holds cash sufficient to pay the purchase price of any share of Preferred Stock for which a Fundamental Change Purchase Notice has been tendered and not withdrawn in accordance with this Certificate of Designations on the Business Day following the Fundamental Change Purchase Date then, immediately after such Fundamental Change Purchase Date (regardless of whether or not a book-entry transfer or delivery of such shares of Preferred Stock to the Transfer Agent by the Holder thereof in the manner required by this Section 10 is made), such shares of Preferred Stock will cease to be outstanding, dividends will cease to accrue and all other rights of the Holder shall terminate (other than the right to receive the purchase price as aforesaid).

(h)            Upon surrender of the certificate or certificates representing shares of Preferred Stock that is or are purchased in part, the Company shall execute and the Transfer Agent shall authenticate and deliver to the Holder, a new certificate or certificates representing shares of the Preferred Stock in an amount equal to the unpurchased portion of the shares of Preferred Stock surrendered for partial purchase.

(i)             The Transfer Agent shall return to the Company any cash that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Fundamental Change purchase price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to this Section 10 exceeds the aggregate purchase price of the Preferred Stock or portions thereof which the Company is obligated to purchase as of the Fundamental Change Purchase Date, then on the Business Day following the Fundamental Change Purchase Date, the Transfer Agent shall return any such excess to the Company. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

Section 11.   Recapitalizations, Reclassifications and Changes in the Company’s Stock.   (a)  In the event of any reclassification of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger of the Company with or into another Person (other than with a Subsidiary of the Company) or any merger of another Person with or into the Company (other than a consolidation or merger in which the Company is the resulting or surviving Person and that does not result in any reclassification or change of outstanding Common Stock), or any sale or other disposition to another Person of all or substantially all of the assets of the Company (computed on a consolidated basis) (any of the foregoing, a “Transaction”), upon conversion of its shares of Preferred Stock, a Holder will be entitled to receive the kind and amount of securities (of the Company or another issuer), cash and other property (“Reference Property”) receivable upon such Transaction by a holder of the number of shares of Common Stock into which such shares of Preferred Stock was convertible into immediately prior to such Transaction, after giving effect to any adjustment event or, in the event holders of Common Stock have the opportunity to elect the form of consideration to be received in any Transaction, the weighted average of the forms and amounts of consideration received by the holders of the Common Stock that affirmatively make an election.

(b)            This provision does not limit the rights of Holders or of the Company in the event of a Fundamental Change, including the adjustments to the Conversion Rate in the event of a Fundamental Change as set forth in Section 9, and the Holders’ right to require the Company to purchase any or all of their shares of Preferred Stock pursuant to Section 10.

Section 12.   Consolidation, Merger and Sale of Assets.   (a)  Subject to the applicable Fundamental Change provisions in Section 9 and Section 10, the Company, without the consent of the Holders, may consolidate with or merge into any other Person or convey, transfer or lease all or substantially all its assets to any Person or may permit any Person to consolidate with or merge into, or transfer or lease all or substantially all its properties to, the Company; provided, however, that (i) the successor, transferee or lessee is organized under the laws of the United States or any political subdivision thereof; (ii) the shares of Preferred Stock will become shares of such successor, transferee or lessee, having in respect of such successor, transferee or lessee the same powers, preferences and relative participating, optional or other special rights and the qualification, limitations or restrictions thereon, the Preferred Stock had immediately prior to such transaction; and (iii) the Company delivers to the Transfer Agent an Officer’s Certificate and an Opinion of Counsel, acceptable to the Transfer Agent, stating that such transaction complies with this Certificate of Designations.

(b)            Upon any consolidation by the Company with, or merger by the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the assets of the Company as described in Section 12(a), the successor resulting from such consolidation or into which the Company is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Company under the shares of Preferred Stock, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants with respect to the Preferred Stock. Nothing in this Section 12 limits the rights of Holders set forth in Section 9 or Section 10.

Section 13.   SEC Reports.   If, beginning on the first day of the first full fiscal quarter of the Company following the Issue Date, the Company shall fail to file any annual reports on Form 10-K or quarterly reports on Form 10-Q with the SEC within 15 days after the deadline prescribed (after giving effect to all applicable extensions thereof) under the Exchange Act or the related rules and regulations promulgated thereunder for the filing of such report (an “SEC Reports Default”), the dividend rate or accretion rate applicable to the Preferred Stock will be increased by 0.50% per annum (“SEC Reports Additional

Dividends” and, together with the Registration Default Additional Dividends and the Listing Default Additional Dividends, the “Additional Dividends”) for the period beginning on and including the 16th day after the applicable deadline and ending on but excluding the day on which all such reports have been filed with the SEC. Following the cure of an SEC Reports Default, the accrual or accretion of SEC Reports Additional Dividends with respect to the Preferred Stock will cease.

The Company shall notify the Transfer Agent within five Business Days after each and every date on which an SEC Reports Default occurs. SEC Reports Additional Dividends payable by the Company shall be payable to the Holders of shares of Preferred Stock on each Dividend Payment Date in the manner provided for the payment or accretion of regular dividends.

Section 14.   Notices.   (a)  When the Company is required, pursuant to this Certificate of Designations, to give notice to Holders by issuing a press release, rather than directly to Holders, the Company shall do so in a public medium that is customary for such press release; provided, however, that in such cases, publication of a press release through the Dow Jones News Service shall be considered sufficient to comply with such notice obligation.

(b)            When the Company is required, pursuant to this Certificate of Designations, to give notice to Holders without specifying the method of giving such notice, the Company shall do so by sending notice via first class mail or by overnight courier to the Holders of record as of a reasonably current date.

(c)            When the Company is required, pursuant to this Certificate of Designations, to give notice by publication, the Company shall do so by publishing a notice in the national edition of The Wall Street Journal, The New York Times or a newspaper of national circulation chosen in good faith by the Company.

(d)            When the Company is required, pursuant to this Certificate of Designations, to give notice herein to any Holder within a specified number of Trading Days prior to a specified event, the Company will identify such Trading Days in good faith based on its reasonable expectations for the application of the definition of “Trading Days” set forth in Section 17. Any notice issued in reliance on such identification will satisfy the Company’s obligation with respect to the timing of such notice, notwithstanding any subsequent events that may cause such days to fail to be Trading Days.

Section 15.   Form.   (a)  The shares of Preferred Stock shall be issued in the form of one or more permanent global shares (each, a “share of Global Preferred Stock”) in definitive, fully registered form with, until such time as otherwise determined by the Company and the Transfer Agent, the restricted stock legend (the “Restricted Stock Legend”), as set forth on the form of Preferred Stock Certificate attached hereto as Exhibit A, which is hereby incorporated in and expressly made a part of the terms of the Preferred Stock; provided, however, that the shares of Preferred Stock shall be issued in certificated, registered form in the event that DTC is unwilling or unable to act as Depositary for the shares of Global Preferred Stock, with, until such time as otherwise determined by the Company and the Transfer Agent, the Restricted Stock Legend. Such certificated shares shall be registered in the name or names of the Person or Persons specified by the Company in a written instrument to the Transfer Agent.

(b)            Each share of Global Preferred Stock may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The shares of Global Preferred Stock shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned and registered by the Transfer Agent as hereinafter provided.

(c)            The aggregate number of shares represented by each share of Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary or its nominee as hereinafter provided. This Section 15 shall apply only to a share of Global Preferred Stock deposited with or on behalf of the Depositary. The Company shall execute and the Transfer Agent shall, in accordance with this Section 15, countersign and deliver initially one or more shares of Global Preferred Stock that (a) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (b) shall be delivered by the Transfer Agent to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Transfer Agent as custodian for the Depositary pursuant to an agreement between the Depositary and the Transfer Agent.

(d)            Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any share of Global Preferred Stock held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary, or under such share of Global Preferred Stock, and the Depositary may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such share of Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any shares of Global Preferred Stock.

(e)            Owners of beneficial interests in shares of Global Preferred Stock shall not be entitled to receive physical delivery of certificated shares of Preferred Stock, unless (x) DTC is unwilling or unable to continue as Depositary for the shares of Global Preferred Stock or DTC ceases to be a “clearing agency” registered under the Exchange Act and, in either case, the Company does not appoint a qualified replacement for DTC within 90 days or (y) the Company decides to discontinue the use of book-entry transfer through DTC (or any successor Depositary). In any such case, the shares of Global Preferred Stock shall be exchanged in whole for certificated shares of Preferred Stock in registered form, with the same terms and of an equal aggregate liquidation preference, and bearing a Restricted Stock Legend (unless the Company determines otherwise in accordance with applicable law). Certificated shares of Preferred Stock shall be registered in the name or names of the Person or Persons specified by DTC in a written instrument to the Transfer Agent.

(f)             (i)  An Officer shall sign the share of Global Preferred Stock for the Company, in accordance with the Company’s bylaws and applicable law, by manual or facsimile signature.

(ii)   If an Officer whose signature is on a share of Global Preferred Stock no longer holds that office at the time the Transfer Agent countersigns the share of Global Preferred Stock, the share of Global Preferred Stock shall be valid nevertheless.

(iii)  A share of Global Preferred Stock shall not be valid until an authorized signatory of the Transfer Agent manually or by facsimile signature countersigns such share of Global Preferred Stock. The signature shall be conclusive evidence that such share of Global Preferred Stock has been authenticated under the terms of the Preferred Stock. Each share of Global Preferred Stock shall be dated the date of its authentication.

Section 16.   Transfer of Securities.   (a)  The shares of Preferred Stock, the shares of Common Stock issuable upon conversion of the Preferred Stock and any shares of Common Stock delivered as payment for a dividend pursuant to this Certificate of Designations (collectively, the “Securities”) have not been registered under the Securities Act or any other applicable securities laws and may not be offered or sold except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption from registration under the Securities Act and any other applicable securities laws, or in a transaction not subject to such laws.

(b)            Notwithstanding any provision to the contrary herein, transfers of a share of Global Preferred Stock, in whole or in part, or of any beneficial interest therein, shall be made as follows:

(i)    Transfers of a share of Global Preferred Stock shall be limited to transfers of such share of Global Preferred Stock in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

(ii)   If an owner of a beneficial interest in a share of Global Preferred Stock deposited with the Depositary or with the Transfer Agent as custodian for the Depositary wishes at any time to transfer its interest in such share of Global Preferred Stock bearing the Restricted Stock Legend to a Person who is eligible to take delivery thereof in the form of a beneficial interest in a share of Global Preferred Stock bearing the Restricted Stock Legend, such owner may, subject to the rules and procedures of the Depositary, cause the transfer of such interest in the applicable share of Global Preferred Stock. Upon receipt by the Transfer Agent at its office in The City of New York of (1) instructions from the Holder directing the Transfer Agent to transfer its interest in the applicable share of Global Preferred Stock, such instructions to contain the name of the transferee and appropriate account information, (2) a certificate in the form of the Certificate of Transfer attached hereto as Exhibit B, given by the transferor, to the effect set forth therein, and (3) such other certifications, legal opinions and other information as the Company or the Transfer Agent may reasonably require to confirm that such transfer is being made in accordance with the transfer restrictions set forth in the Restricted Stock Legend, the Transfer Agent shall effect such transfer of such shares of Global Preferred Stock.

(iii)  If a request is made by the owner of a beneficial interest to transfer its interest from a share of Global Preferred Stock bearing the Restricted Stock Legend to a share of Global  Preferred Stock not bearing the Restricted Stock Legend, the transfer shall not be made unless there is delivered to the Company and the Transfer Agent such satisfactory evidence, which may include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that such shares of Preferred Stock are not “restricted securities” within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Transfer Agent shall instruct the Depositary to reduce or cause to be reduced such share of Global Preferred Stock bearing the Restricted Stock Legend by the number of shares of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the share of Global Preferred Stock that is being transferred, and concurrently with such reduction and debit, the Transfer Agent will instruct the Depositary to increase or cause to be increased the applicable share of Global Preferred Stock not bearing the Restricted Stock Legend by the aggregate number of shares being exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the share of Global Preferred Stock that is being transferred.

(c)            Except in connection with a registration statement relating to the Securities, if shares of Preferred Stock in certificated form are delivered upon the transfer, exchange or replacement of shares of Preferred Stock bearing the Restricted Stock Legend, or if a request is made to remove such Restricted Stock Legend on shares of Preferred Stock, the shares of Preferred Stock so issued shall bear the Restricted Stock Legend and the Restricted Stock Legend shall not be removed unless there is delivered to the Company and the Transfer Agent such satisfactory evidence, which may include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that such shares of Preferred Stock are not “restricted securities” within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Transfer Agent, at the direction of the Company, shall countersign and deliver shares of Preferred Stock that do not bear the Restricted Stock Legend.

(d)            Shares of Common Stock issued upon a conversion of the shares of Preferred Stock bearing the Restricted Stock Legend or upon the payment of dividends, prior to the second anniversary of the Issue Date, shall be in physical certificated form and bear a common stock legend, a form of which is attached hereto as Exhibit C (the “Restricted Common Stock Legend”). Transfers of shares of Common Stock held in certificated and global form may be effected in the same manner as transfers of the Preferred Stock, mutatis mutandis.

(e)            The Company will refuse to register any transfer of Securities that is not made in accordance with the provisions of the Restricted Stock Legend or the Restricted Common Stock Legend, as applicable, provided that the provisions of this Section 16(e) shall not be applicable to any Security that does not bear any Restricted Stock Legend or any Restricted Common Stock Legend.

Section 17.   Definitions.   (a)  “Accreted Dividend Conversion Price” means the lower of (i) $2.00 per share of Common Stock  (subject to adjustment as set forth in Section 8) or (ii) Market Value.

(b)            “Accreted Dividend Conversion Rate” means (i) in the case in which the Accretion Amount was greater than zero for the immediately preceding Dividend Payment Date, the number calculated by subtracting the Initial Liquidation Preference from the sum of the Liquidation Preference and the amount equal to any dividends that have accrued since the immediately preceding Dividend Payment Date but have not been paid, provided for, declared or accreted, and then dividing such difference by the Accreted Dividend Conversion Price; or (ii) in the case in which the Accretion Amount was equal to zero for the immediately preceding Dividend Payment Date, the number calculated by subtracting the Initial Liquidation Preference from the Liquidation Preference and dividing such difference by the Accreted Dividend Conversion Price then in effect.

(c)            “Accretion Amount” per share of Preferred Stock for any Dividend Payment Date on which accrued dividends are not paid in full, means the product of (i) the accretion rate of 8.00% per annum, calculated on a quarterly basis, as such may be adjusted pursuant to Section 2(d), Section 2(e) or Section 13 and, (ii) the sum of the Liquidation Preference as of the Dividend Payment Date on which payment is not made and the portion of the accrued dividends for that Dividend Period that were not paid on the Dividend Payment Date.

(d)            “Additional Dividends” has the meaning set forth in Section 13.

(e)            “Agent Member” has the meaning set forth in Section 15(d).

(f)             “Board of Directors” has the meaning set forth in the preamble hereof.

(g)            “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Transfer Agent.

(h)            “Business Day” means any day other than a Saturday or Sunday or any other day on which banks in the City of New York are authorized or required by law or executive order to close.

(i)             “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

(j)             The “Closing Sale Price” on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in the composite transactions for the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq Stock Market. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq Stock Market on the relevant date, the Closing Sale Price shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. In the absence of such a quotation, the Closing Sale Price of the Common Stock will be an amount determined in good faith by the Board of Directors to be the fair market value of such Common Stock, and such determination shall be conclusive.

(k)            “Common Stock” has the meaning set forth in Section 1.

(l)             “Company” has the meaning set forth in the preamble hereof.

(m)           “Conversion Date” has the meaning set forth in Section 6(b).

(n)            “Conversion Price” shall initially equal $3.00 per share of Common Stock, and shall be subject to adjustment as set forth in Section 8.

(o)            “Conversion Rate” has the meaning set forth in Section 6(a).

(p)            “Depositary” means DTC or its successor depositary.

(q)            “DGCL” has the meaning set forth in the preamble hereof.

(r)             “Dividend Payment Date” has the meaning set forth in Section 2(a).

(s)             “Dividend Period” has the meaning set forth in Section 2(a).

(t)             “Dividend Record Date” has the meaning set forth in Section 2(a).

(u)            “DTC” means the Depository Trust Company.

(v)            “Effective Date” has the meaning set forth in Section 9(a).

(w)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)            “Expiration Time” has the meaning set forth in Section 8(a)(vi).

(y)            “Forced Conversion” has the meaning set forth in Section 5(a).

(z)            “Forced Conversion Date” has the meaning set forth in Section 5(b).

(aa)          “Fundamental Change” means (a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act other than the Company, its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that the person or group has become the direct or indirect ultimate “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of the Voting Stock of the Company representing more than 50% of the voting power of its Voting Stock; (b) consummation of any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Subsidiary of the Company (“Transferee”); provided, however, that a transaction where the holders of more than 50% of all classes of the Voting Stock of the Company immediately prior to the transaction own, directly or indirectly, more than 50% of all classes of Voting Stock of the continuing or surviving corporation or transferee immediately after the event shall not be a Fundamental Change; (c) the Company is liquidated or dissolved or holders of its Capital Stock approve any plan or proposal for its liquidation or dissolution; or (d) the Common Stock ceases to be listed on a national securities exchange in the United States and the Common Stock is not relisted on a national securities exchange in the United States within 6 months of such delisting; provided, however, that a Fundamental Change shall not be deemed to have occurred under (b) if (i) 100% of the consideration (excluding cash payments for fractional shares and cash payment pursuant to statutory appraisal rights) in the transaction or transactions consists of shares of common stock of a United States company with full voting rights traded on a U.S. national securities exchange (or which shall be so traded when issued or exchanged in connection with such transaction), (ii) as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such common stock, and (iii) the Transferee expressly assumes all obligations of the Company under this Certificate of Designations.

(bb)          “Fundamental Change Notice Date” has the meaning set forth in Section 9(a).

(cc)          “Fundamental Change Purchase Date” has the meaning set forth in Section 10(a).

(dd)          “Fundamental Change Purchase Notice” has the meaning set forth in Section 10(d).

(ee)          “Holder” means the Person in whose name a share of Preferred Stock is registered.

(ff)            “Initial Liquidation Conversion Rate” means (i) in the case in which the Accretion Amount was greater than zero for the immediately preceding Dividend Payment Date, the number calculated by dividing the Initial Liquidation Preference by the Conversion Price; or (ii)  in the case in which the Accretion Amount was equal to zero for the immediately preceding Dividend Payment Date, the number calculated by taking the sum of the Initial Liquidation Preference and the amount equal to any dividends that have accrued since the immediately preceding Dividend Payment Date but have not been paid, provided for, declared or accreted and dividing such sum by the Conversion Price then in effect.

(gg)          “Initial Liquidation Preference” has the meaning set forth in Section 2(c).

(hh)          “Initial Public Offering” means, in the event of a Spin-off, the first time securities of the same class or type as the securities being distributed in the Spin-off are bona fide offered to the public for cash.

(ii)            “Issue Date” has the meaning set forth in Section 2.

(jj)            “Junior Stock” has the meaning set forth in Section 1.

(kk)          “Liquidation Preference” per share of Preferred Stock means, as of any date, the Initial Liquidation Preference increased by the sum of the Accretion Amounts, if any, for all prior Dividend Payment Dates, and decreased by the sum of the Paydown Amounts, if any, for all prior Dividend Payment Dates or other dates on which Paydown Amounts were paid.

(ll)            A “Listing Default” occurs if the Common Stock ceases to be listed on a national securities exchange in the United States.

(mm)       “Listing Default Additional Dividends” has the meaning set forth in Section 2(e).

(nn)          “Market Value” means, (A) with respect to any date of determination, the average Closing Sale Price of the Common Stock for a five consecutive Trading Day period preceding the earlier of (i) the day preceding the date of determination and (ii) the day before the “ex date” with respect to the issuance or distribution requiring such computation, and (B) with respect to any Forced Conversion or Optional Conversion,  the average Closing Sale Price of the Common Stock for a five consecutive Trading Day period preceding either the Conversion Date or Forced Conversion Date, as applicable. For purposes of this definition, the term “ex date” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the New York Stock Exchange or, if the Common Stock is listed on a national securities exchange or authorized quotation system, the principal national securities exchange or quotation system on which the Common Stock is listed or quoted at that time, without the right to receive the issuance or distribution.

(oo)          “Notice” means, unless otherwise specified or required by applicable law, notification to the Transfer Agent along with the issuance of a press release for publication.

(pp)          “Officer” means the Chairman of the Board and President, Chief Executive Officer, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Company.

(qq)          “Officer’s Certificate” means a certificate signed by two Officers.

(rr)           “Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Company or the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

(ss)           “Optional Conversion” has the meaning set forth in Section 6(a).

(tt)            “Parity Stock” has the meaning set forth in Section 1.

(uu)          “Paydown Amount” has the meaning set forth in Section 2(c).

(vv)          “Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

(ww)        “Preferred Stock” has the meaning set forth in the preamble hereof.

(xx)          “Purchased Shares” has the meaning set forth in Section 8(a)(vi).

(yy)          “Reference Property” has the meaning set forth in Section 11(a).

(zz)          “Registration Default” has the meaning assigned to it in the Registration Rights Agreement, as amended from time to time.

(aaa)        “Registration Default Additional Dividends” has the meaning set forth in Section 2(d).

(bbb)       “Registration Rights Agreement” means the Registration Rights Agreement, dated as of September 29, 2006, among the Company and each party listed in the signature pages thereto, relating to the Preferred Stock.

(ccc)        “Restated Certificate of Incorporation” has the meaning set forth in the preamble hereof.

(ddd)       “Restricted Common Stock Legend” has the meaning set forth in Section 16(d).

(eee)        “Restricted Stock Legend” has the meaning set forth in Section 15(a).

(fff)          “SEC” means the United States Securities and Exchange Commission.

(ggg)        “SEC Reports Additional Dividends” has the meaning set forth in Section 13.

(hhh)       “SEC Reports Default” has the meaning set forth in Section 13.

(iii)          “Securities” has the meaning set forth in Section 16(a).

(jjj)           “Securities Act” means the Securities Act of 1933, as amended.

(kkk)       “Senior Stock” has the meaning set forth in Section 1.

(lll)          “shares of Global Preferred Stock” has the meaning set forth in Section 15(a).

(mmm)   “Spin-off” means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company.

(nnn)       “Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (A) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

(ooo)       “Trading Day” means a day during which (i) trading in the Common Stock generally occurs and (ii) a Closing Sale Price for the Common Stock is provided on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

(ppp)       “Transaction” has the meaning set forth in Section 11(a).

(qqq)       “Transfer Agent” means Melon Investor Services LLC unless and until a successor is selected by the Company, and then such successor.

(rrr)         “Triggering Event” means a specified event the occurrence of which entitles the holders of securities, rights, options or warrants to exercise such rights, option or warrants.

(sss)         “Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

Section 18.   Fractional Shares.   No fractional shares of Common Stock shall be issued to Holders. In lieu of any fraction of a share of Common Stock that would otherwise be issuable in respect of the aggregate number of shares of the Preferred Stock surrendered by a Holder upon a conversion or issuable to a Holder in respect of a stock dividend payment made in shares of Common Stock, such Holder shall have the right to receive an amount in cash (computed to the nearest cent) equal to the same fraction of (a) in the case of any payment of a stock dividend, the Closing Sale Price on the Trading Day next preceding the issuance of such Common Stock or (b) in the case of Common Stock issuable upon conversion, the Closing Sale Price on the Trading Day next preceding the date of conversion.

Section 19.   Miscellaneous.   (a)  Notwithstanding any provision herein to the contrary, the procedures for conversion of shares of Preferred Stock not held in certificated form will be governed by arrangements among the Depositary of the shares of Preferred Stock, its participants and Persons that may hold beneficial interests through such participants designed to permit settlement without the physical movement of certificates. Payments, transfers, deliveries, exchanges and other matters relating to beneficial interests in global security certificates may be subject to various policies and procedures adopted by the Depositary from time to time.

(b)            If the Company shall take any action affecting the Common Stock, other than any action described in Section 8, that in the opinion of the Board of Directors would adversely affect the conversion rights of the Holders, then the Conversion Price and the Accreted Dividend Conversion Price for the Preferred Stock may both be reduced, to the extent permitted by law, in such manner, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

(c)            For the purposes of Section 8, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(d)            The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Preferred Stock not theretofore converted.

For purposes of this Section 19(d), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(e)            The Company covenants that any shares of Common Stock issued upon conversion of the Preferred Stock or issued in respect of a stock dividend payment shall be validly issued, fully paid and non-assessable.

(f)             The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property upon conversion of the Preferred Stock pursuant thereto; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the Holder of the Preferred Stock to be converted and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid or is not applicable.

(g)            The Preferred Stock is not redeemable, except as described in Section 10.

(h)            The Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Company.

(i)             Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(j)             Preferred Stock may be issued in fractions of a share which shall entitle the Holder, in proportion to such Holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of Holders of Preferred Stock.

(k)            Subject to applicable escheat laws, any monies set aside by the Company in respect of any payment with respect to shares of the Preferred Stock, or dividends thereon, and unclaimed at the end of two years from the date upon which such payment is due and payable shall revert to the general funds of the Company, after which reversion the Holders of such shares shall look only to the general funds of the Company for the payment thereof. Any interest accumulated on funds so deposited shall be paid to the Company from time to time.

(l)             Except as may otherwise be required by law, the shares of Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations or the Restated Certificate of Incorporation.

(m)           The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(n)            If any of the voting powers, preferences and relative, participating, optional and other special rights of the Preferred Stock and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

(o)            Shares of Preferred Stock that have been issued and reacquired in any manner, including shares of Preferred Stock purchased or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, provided that any issuance of such shares as Preferred Stock must be in compliance with the terms hereof.

(p)            If any of the Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Preferred Stock certificate, or in lieu of and substitution for the Preferred Stock certificate lost, stolen or destroyed, a new Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed this 27th day of June, 2007.

SIRVA, INC.

By:	/s/ James J. Bresingham
Name: James J. Bresingham
Title: Executive Vice President, Chief Accounting Officer and Acting Chief Financial Officer

ATTEST:

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT A

FORM OF PREFERRED STOCK CERTIFICATE

8.00% CONVERTIBLE PERPETUAL PREFERRED STOCK
(Initial Liquidation Preference $1,000 per share)

SIRVA, Inc.

Incorporated under the Laws of the State of Delaware

CUSIP: [   ]
CERTIFICATE NUMBER:

                     SHARES

This represents and certifies that CEDE & CO. is the owner of                  fully paid and non-assessable shares of 8.00% Convertible Perpetual Preferred Stock (Initial Liquidation Preference $1,000 per share) of SIRVA, Inc. (the “Company”), transferable upon the books of the Company by the holder hereof in person or by the holder’s duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation and all amendments thereto (copies of which are on file at the office of the Company), to which the holder of this certificate, by acceptance hereof, accepts.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IF THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE  RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

IN WITNESS WHEREOF, SIRVA, Inc. has executed this Certificate as of the date set forth below.

SIRVA, INC.

By:
Name:
Title:

By:
Name:
Title:
Dated:

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of 8.00%
Convertible Perpetual Preferred Stock of SIRVA, Inc.

[ ],
as Transfer Agent

By:
Name:
Title: Authorized Signatory

Dated:

REVERSE OF THE SECURITY

The Company will furnish to any stockholder, upon request and without charge, a full statement of the information required by ss.151(f) of the General Corporation Law of the State of Delaware with respect to the powers, designations, preferences and relative, participating, optional, or other special rights of the 8.00% Convertible Perpetual Preferred Stock (Initial Liquidation Preference $1,000 per share) and the qualifications, limitations or restrictions on those preferences or rights of such preferred stock and each other class or series authorized to be issued. Any such request must be made to the secretary of the Company or to the Transfer Agent.

ASSIGNMENT

For Value Received,                       hereby sells, assigns and transfers unto                   (print or typewrite name, address and social security or other identifying number of assignee)          shares of the stock represented by this Certificate, and does hereby irrevocably constitute and appoint                                  as attorney, to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the
8.00% Convertible Perpetual Preferred Stock)

The undersigned hereby irrevocably elects to convert (the “Conversion”)                shares of 8.00% Convertible Perpetual Preferred Stock (the “Preferred Stock”), represented by stock certificate No(s).      (the “Preferred Stock Certificates”) into shares of common stock, par value $0.01 per share (the “Common Stock”), of SIRVA, Inc. (the “Company”) according to the conditions of the Certificate of Designations establishing the terms of the Preferred Stock (the “Certificate of Designations”), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Certificate of Designations and the Preferred Stock, agrees to be bound by the terms of the Registration Rights Agreement.

The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than two business days following receipt of the original Preferred Stock Certificate(s) to be converted.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of Conversion:

Applicable Conversion Rate:

Number of shares of 8.00% Convertible
Perpetual Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Signature:

Name:

Address:(1)

Fax No.:

(1)          Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

The initial number of shares of 8.00% Convertible Perpetual Preferred Stock represented by this Global Preferred Stock shall be [   ].

The following exchanges of a part of this Global Preferred Stock have been made:

Number of Shares
	Amount of Decrease	Amount of Increase	Represented by This
	in Number of Shares	in Number of Shares	Global Preferred
	Represented by this	Represented by this	Stock Certificate
	Global Preferred	Global Preferred	Following such
	Stock Certificate	Stock Certificate	Decrease or Increase	Signature of
Date of				Authorized Officer
Exchange				of Registrar

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER OF PREFERRED STOCK
(Transfers pursuant to Section 16 of the Certificate of Designations)

Re: SIRVA, Inc. (the “Company”)

8.00% Convertible Perpetual Preferred Stock

Reference is hereby made to the Amended and Restated Certificate of Designations establishing the terms of the Convertible Perpetual Preferred Stock (the “Preferred Stock”), dated June [  ] 2007, as such may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Certificate of Designations.

This Letter relates to            shares of Preferred Stock (the “Securities”), which are held in the form of shares of Global Preferred Stock (CUSIP NO. [     ]) with the Depositary in the name of                     (the “Transferor”) to effect the transfer of the Securities.

In connection with such request, and in respect of such shares of Preferred Stock, the Transferor does hereby certify that the shares of Preferred Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms.

CHECK ONE BOX BELOW:

(1)          [   ] to a transferee that the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

(2)          [   ] pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available);

(3)          [   ] pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such transfer; or

(4)          [   ] to the Company or any of its Subsidiaries.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption provided by Rule 144 under the Securities Act.

[Name of Transferor],

By:
Name:
Title:

Dated:

EXHIBIT C

COMMON STOCK LEGEND

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IF THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE  RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

Appendix C

SIRVA, INC.
AMENDED AND RESTATED
OMNIBUS STOCK INCENTIVE PLAN

ARTICLE I
PURPOSES

The purposes of the Plan are to foster and promote the long-term financial success of the Company and the Subsidiaries and materially increase shareholder value by (i) motivating superior performance by Participants, (ii) providing Participants with an ownership interest in the Company, and (iii) enabling the Company and the Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

ARTICLE II
DEFINITIONS

2.1   Certain Definitions.   Capitalized terms used herein without definition shall have the respective meanings set forth below:

“Adjustment Event” means any dividend payable in capital stock, and any stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting, in each case, the Common Stock.

“Affiliate” means, with respect to any person, any other person controlled by, controlling or under common control with such person.

“Alternative Award” has the meaning given in Section 10.2.

“Award” means any Option, Stock Appreciation Right, Performance Stock, Performance Unit, Restricted Stock, Restricted Stock Unit, or Deferred Stock granted pursuant to the Plan, including an Award combining two or more types in a single grant.

“Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee pursuant to the Plan.

“Business” has the meaning given in Article IX.

“Board” means the Board of Directors of the Company.

“Cause” means, except as otherwise defined in an Award Agreement, with respect to any Participant (as determined by the Committee in its sole discretion) (i) the continued and willful failure of the Participant substantially to perform the duties of his or her employment for the Company or any Subsidiary (other than any such failure due to the Participant’s Disability); (ii) the Participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its Subsidiaries or Affiliates, including, but not limited to by way of damage to the Company’s or a Subsidiary’s reputation or public standing; (iii) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony in the jurisdiction involved or (iv) the Participant’s material violation or breach of the Company’s or any Subsidiary’s code of conduct or ethics or other Company policy or rule or the material breach by the Participant of any of his or her obligations under any written covenant or agreement with the Company or any of its Subsidiaries or Affiliates; or (v) any failure by the Participant to cooperate, if requested by the Company or any Subsidiary, with any investigation or inquiry into the Participant’s or the Company’s or any Subsidiary’s business practices, whether internal or external, including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry; provided that, with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, “Cause” shall have the meaning specified in such Participant’s employment agreement.

“Change in Control” means the first occurrence of any of the following events after the effective date of the Plan:

(i)    the acquisition by any person, entity or “group” (as defined in section 13(d) of the Exchange Act), other than the Company, the Subsidiaries, any employee benefit plan of the Company or the Subsidiaries, any stockholder holding 15% or more of the capital stock of the Company at the time this amended and restated Plan is adopted by the Board or any Affiliate of such stockholder, of 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)   within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (b), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from clauses (i), (iii), (iv) or (v) of this definition);

(iii)  the merger or consolidation of the Company as a result of which persons who were holders of voting capital stock of the Company, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

(iv)  the approval by the stockholders of the Company of the liquidation or dissolution of the Company other than a liquidation of the Company into any Subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event; and

(v)    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company, any stockholder holding 15% or more of the capital stock of the Company at the time this amended and restated Plan is adopted by the Board or any Affiliate of such stockholder.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Change in Control Price” means the price per share offered in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash).

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board, which shall consist solely of two or more (i) “outside directors” within the meaning of Treas. Reg. Sec. 1.162 27 promulgated under section 162(m) of the Code and any successor regulation, (ii) “Non Employee Directors” within the meaning of Rule 16b 3 promulgated under the Exchange Act, and (iii) “independent” under the New York Stock Exchange listing requirements.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means SIRVA, Inc., a Delaware corporation, and any successor thereto.

“Deferred Annual Amount” has the meaning given in Section 8.1.

“Deferred Stock” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at the end of a specified period of time.

“Dividend Equivalents” means an amount equal to any dividends and distributions paid by the Company with respect to the number of shares of Common Stock subject to an Award.

“Disability” means, unless otherwise provided in an Award Agreement, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant’s employment-related duties for a period of six months or longer and, within 30 days after the Company notifies the Participant in writing that it intends to terminate his employment, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis; provided that, for purposes of any ISOs and any Awards subject to section 409A of the Code, the term “Disability” shall have meaning assigned to the term “Permanent and Total Disability” by section 22(e)(3) of the Code (i.e., physical or mental disability or infirmity lasting not less than 12 months). The Committee’s reasoned and good faith judgment of Disability shall be final, binding and conclusive, and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Committee. Notwithstanding the foregoing (but except in the case of ISOs or any awards subject to section 409A of the Code), with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, “Disability” shall have the meaning, if any, specified in such Participant’s employment agreement.

“Employee” means any non employee director, officer or employee of, or any natural person who is a consultant or advisor to, the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Fair Market Value” means, unless otherwise defined in an Award Agreement, the price at which one share of Common Stock was last sold on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time) as of the date for which such Fair Market Value is determined. Notwithstanding anything to the contrary contained in this Plan, as of any date, Fair Market Value shall not be less than the fair market value of one share of Common Stock as determined under section 409A of the Code.

“Financial Gain” has the meaning given in Article IX.

“Incumbent Director” means with respect to any period of time specified under the Plan for purposes of determining a Change in Control, the persons who were members of the Board at the beginning of such period.

“ISOs” has the meaning given in Section 5.1.

“New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

“NSOs” has the meaning given in Section 5.1.

“One-Year Date” has the meaning given in Article IX.

“Option” means the right granted to a Participant pursuant to the Plan to purchase a stated number of shares of Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either an ISO or a NSO.

“Participant” means any Employee or prospective Employee designated by the Committee to receive an Award under the Plan.

“Performance Period” means the period (which shall not be less than 12 months), as determined by the Committee, during which the performance of the Company, any Subsidiary, any business unit and any individual is measured to determine whether and the extent to which the applicable performance measures have been achieved.

“Performance Stock” means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

“Performance Unit” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

“Permitted Transferee” has the meaning given in Section 13.1.

“Plan” means this SIRVA, Inc. Amended and Restated Omnibus Stock Incentive Plan, as the same may be amended from time to time.

“Prior Plan” means the SIRVA, Inc. Stock Incentive Plan, as amended (formerly known as the Allied Worldwide, Inc. Stock Incentive Plan, formerly known as the NA Holding Corporation Stock Incentive Plan).

“Restricted Stock” means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.

“Restricted Stock Unit” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at the end of a specified period of time that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.

“Restriction Period” means the period during which any Performance Stock, Performance Units, Restricted Stock, Restricted Stock Units or freestanding Deferred Stock, as the case may be, are subject to forfeiture and/or restriction on transfer pursuant to the terms of the Plan.

“Retained Awards” has the meaning given in Section 6.5.

“Retirement” means, except as otherwise defined in an Award Agreement, a Participant’s retirement from active employment with the Company and any Subsidiary at or after such Participant attains age 65, or age 55 with 10 years of service to the Company or any Subsidiary.

“Stock Appreciation Right” means, with respect to shares of Common Stock, the right to receive a payment from the Company in cash and/or shares of Common Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over a stated price multiplied by (ii) a stated number of shares of Common Stock.

“Subsidiary” means (i) any corporation in which the Company owns, directly or indirectly, stock of the total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation, and (ii) any other business organization, regardless of form, in which the Company possesses, directly or indirectly, at least 50% of the total combined equity interests of such organization.

“Wrongful Conduct” has the meaning given in Article IX.

“Wrongful Conduct Period” has the meaning given in Article IX.

2.2   Gender and Number.   Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III
POWERS OF THE COMMITTEE

3.1   Eligibility and Participation.   Participants in the Plan shall be those Employees designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

3.2   Power to Grant and Establish Terms of Awards.   The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Employees to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all Awards including, without limitation, the number of shares of Common Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.

3.3   Administration.   The Committee shall be responsible for the administration of the Plan. Any Awards granted by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine, in its sole discretion. The Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes. Any determination, interpretation or other action made or taken (including any failure to make any determination or interpretation, or take any other action) by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons and shall be given deference in any proceeding with respect thereto.

3.4   Delegation by the Committee.   All of the powers, duties and responsibilities of the Committee specified herein may, to the fullest extent permitted by applicable law, be exercised and performed by a committee of two or more Company employees, which shall include the Company’s Chief Executive Officer, to the extent authorized by the Committee to exercise and perform such powers, duties and responsibilities; provided that (a) the Committee shall not delegate its authority with respect to the compensation of any “officer” within the meaning of Rule 16(a) 1(f) promulgated under the Exchange Act or any “covered employee” within the meaning of section 162(m)(3) of the Code, and (b) any such delegation shall comply with applicable NYSE listing requirements.

3.5   Performance-Based Compensation; Section 409A.

(a)   Notwithstanding anything to the contrary contained in the Plan, to the extent the Committee determines on the grant date that an Award shall qualify as “other performance based compensation” within the meaning of section 162(m)(4) of the Code, the Committee shall not exercise any subsequent discretion otherwise authorized under the Plan with respect to such Award if the exercise of the Committee’s discretion would cause such award to fail to qualify as “other performance based compensation.”

(b)   It is intended that Options, Stock Appreciation Rights, Performance Stock and Restricted Stock be exempt from the application of section 409A of the Code, and that Performance Units, Restricted Stock Units and Deferred Stock satisfy the requirements of section 409A of the Code. Accordingly, notwithstanding anything to the contrary contained in the Plan, the Board and the Committee (and any delegate thereof) shall not exercise any discretion otherwise authorized under the Plan or any Award Agreement if the exercise of the Board’s or the Committee’s (or any delegate’s) discretion would cause such Awards to become subject to section 409A of the Code (in the case of Options, Stock Appreciation Rights, Performance Stock and Restricted Stock) or fail to satisfy the requirements of section 409A of the Code (in the case of Performance Units, Restricted Stock Units and Deferred Stock).

3.6   Participants Based Outside the United States.   Notwithstanding anything to the contrary herein, the Committee, in order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, shall have sole discretion to (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder.

ARTICLE IV
STOCK SUBJECT TO PLAN

4.1   Number.   Subject to the provisions of this Article IV, the maximum number of shares of Common Stock available for Awards under the Plan and issuable in respect of outstanding awards granted under the Prior Plan shall not exceed 15,000,000 shares of Common Stock. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued shares of Common Stock, not reserved for any other purpose.

4.2   Canceled, Terminated, or Forfeited Awards, etc.   Shares subject to any Award granted hereunder or under the Prior Plan that for any reason are canceled, terminated, forfeited, or otherwise settled without the issuance of Common Stock after the effective date of the Plan shall again be available for grant under the Plan, subject to the maximum limitation specified in Section 4.1. Without limiting the generality of Section 4.1, (i) shares of Common Stock withheld by the Company to satisfy any withholding obligation of a Participant pursuant to Section 13.4 shall not reduce the maximum share limitation specified in

Section 4.1 and shall again be available for grant under the Plan, (ii) shares of Common Stock tendered by a Participant to pay the exercise price of any Options shall not reduce the maximum share limitation specified in Section 4.1 and shall again be available for grant under the Plan, and (iii) shares of Common Stock issued in connection with Awards that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards) will not further reduce the maximum limitation specified in Section 4.1. For purposes of this Article IV, if a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered on such exercise, the number of Shares subject to the tandem Option and Stock Appreciation Right award shall only be taken into account once (and not as to both awards).

4.3   Individual Award Limitations.   Subject to the provisions of Sections 4.2 and 4.4, the following individual Award limits shall apply:

(i)    During the term of the Plan, the maximum number of shares of Common Stock available for grant as ISOs pursuant to the Plan shall not exceed the maximum limitation specified in Section 4.1;

(ii)   During any 36-month period, no Participant shall receive Options or Stock Appreciation Rights covering more than 1,000,000 shares of Common Stock;

(iii)  During any 36-month period, no Participant shall receive any Awards that are subject to performance measures covering more than 200,000 shares of Common Stock; provided that this number of shares of Common Stock shall be proportionately adjusted on a straight-line basis for Performance Periods of shorter or longer duration, not to exceed five years; and

(iv)  During any 36-month Performance Period, no Participant shall receive any Awards that are payable in cash of more than $5,000,000; provided that this dollar amount shall be proportionately adjusted on a straight-line basis for Performance Periods of shorter or longer duration, not to exceed five years.

4.4   Adjustment in Capitalization.   In the event of any Adjustment Event affecting the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Plan, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which thereafter may be awarded or optioned and sold under the Plan (including, without limitation, adjusting any limits on the number and types of Awards that may be made under the Plan), (ii) the number and kind of shares of Common Stock subject to outstanding Awards, and (iii) the grant, exercise or conversion price with respect to any Award. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

ARTICLE V
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1   Grant   Options may be granted to Participants at such time or times as shall be determined by the Committee. Options pursuant to this Plan may be of two types: (i) “incentive stock options” within the meaning of section 422 of the Code (“ISOs”) and (ii) non statutory stock options (“NSOs”), which are not ISOs. The grant date of an Option under the Plan will be the date on which the Option is awarded by the Committee. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option or any portion thereof shall become exercisable, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. For the avoidance of doubt, ISOs may only be granted to Employees who are treated as common law employees of the Company or any Subsidiary Corporation (as defined in section 424(f) of the Code).

5.2   Exercise Price.   Each Option granted pursuant to the Plan shall have an exercise price per share of Common Stock determined by the Committee; provided that such per share exercise price may not be less than the Fair Market Value of one share of Common Stock on the date the Option is granted, except for Options that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards).

5.3   Exercisability.   Each Option awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date; provided that, except as otherwise provided in this Plan, no Option shall become exercisable prior to a Participant’s completion of one year of service to the Company or any Subsidiary, except for Options that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards). No Option shall be exercisable on or after the seventh anniversary of its grant date. Except as otherwise provided in the Plan, the applicable Award Agreement or as determined by the Committee at the grant date, after becoming exercisable each installment of an Option shall remain exercisable until expiration, termination or cancellation of the Option and, until such time, may be exercised from time to time in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable; provided, that Options that are granted in tandem with a Stock Appreciation Right may only be exercised upon the surrender of the right to exercise such Stock Appreciation Right for an equivalent number of shares of Common Stock, and may be exercised only with respect to the shares of Common Stock for which the related Stock Appreciation Right is then exercisable.

5.4   Payment.   The Committee shall establish procedures governing the exercise of Options, which procedures shall generally require that written notice of exercise thereof be given and that the exercise price thereof be paid in full at the time of exercise (i) in cash or cash equivalents, including by personal check, or (ii) in accordance with such other procedures or in such other forms as the Committee shall from time to time determine. The exercise price of any Options exercised may be paid in full or in part in the form of shares of Common Stock that have been owned by the Participant for at least six months, based on the Fair Market Value of such shares of Common Stock on the date of exercise, subject to such rules and procedures as may be adopted by the Committee. As soon as practicable after receipt of a written exercise notice and payment of the exercise price in accordance with this Section 5.4, the Company shall deliver to the Participant a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, bearing appropriate legends if applicable. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of shares of Common Stock otherwise deliverable upon exercise of Options.

5.5   ISOs.   Notwithstanding anything to the contrary in the Plan, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under section 422 of the Code or, without the consent of any Participant affected thereby, to cause any ISO previously granted to fail to qualify for the Federal income tax treatment afforded under section 421 of the Code.

5.6   Prohibition Against Repricing.   Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Adjustment Event or Change in Control, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

5.7   Stock Appreciation Rights.

(a)    Grant.   Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may granted on a freestanding basis, not related to any Option. The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the Committee. No Stock Appreciation Right shall be exercisable on or after the seventh anniversary of its grant date. Stock Appreciation Rights shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Options to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to freestanding Stock Appreciation Rights, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

(b)   Exercise.   Stock Appreciation Rights awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date; provided that, except as otherwise provided in this Plan, no Stock Appreciation Right shall become exercisable prior to a Participant’s completion of one year of service to the Company or any Subsidiary, except for Stock Appreciation Rights that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards). Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Common Stock, and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

(c)    Settlement.   Subject to Section 13.4, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Common Stock having a Fair Market Value equal to such cash amount, or a combination of shares of Common Stock and cash having an aggregate value equal to such amount, determined by multiplying:

(i)    the increase, if any, in the Fair Market Value of one share of Common Stock on the exercise date, over the price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of one share of Common Stock on such grant date (and, if awarded in tandem with a NSO but after the grant date of such NSO, then also not less than the exercise price of such NSO), except for Stock Appreciation Rights that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards), by

(ii)   the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

5.8   Termination of Employment.

(a)    Due to Death or Disability.   Unless otherwise determined by the Committee at the grant date, if a Participant’s employment terminates by reason of such Participant’s death or Disability, (i) any ISOs granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the earlier of (A) the twelve-month anniversary of the date of such termination, and (B) the expiration of the term of such Options, and (ii) any NSOs and Stock Appreciation Rights granted to such Participant (including any ISOs that fail to retain their ISO status for any reason) shall become immediately exercisable in full and, notwithstanding anything in the Plan to the contrary, may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the twelve-month anniversary of the date of such termination of employment (even if such anniversary falls after the date on which such NSOs or Stock Appreciation Rights would otherwise expire but for the operation of this Section 5.8).

(b)   Due to Retirement.

(i)    In General. Unless otherwise determined by the Committee at the grant date, if a Participant’s employment terminates due to his or her Retirement, the Participant (or the Participant’s beneficiary or legal representative) may exercise any Options and Stock Appreciation Rights that are exercisable on the date of his or her Retirement until the earlier of (A) the twelve-month anniversary following the date of the Participant’s Retirement, and (B) the expiration of the term of such Options or Stock Appreciation Rights. Any Options and Stock Appreciation Rights that are not then exercisable shall be forfeited and canceled as of the date of such termination.

(ii)   Extension of Exercise Period. Notwithstanding the forgoing provisions of Section 5.8(b)(i), unless otherwise determined by the Committee at the grant date, if the Participant agrees at the grant date to be bound by certain restrictive covenants, including customary non competition, non solicitation, non disclosure and non disparagement covenants, during the three-year period following the Participant’s Retirement, (A) the Options and Stock Appreciation Rights granted to such Participant that are not exercisable on the date of his or her Retirement shall continue to become exercisable in accordance with their respective terms during such three-year period as if such Participant’s employment had not terminated due to his or her Retirement, and (B) the Options and Stock Appreciation Rights that are exercisable on the date of the Participant’s Retirement plus those Options and Stock Appreciation Rights that become exercisable pursuant to the immediately preceding clause may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the earlier of (I) (x) the third anniversary of the Participant’s Retirement or (y) if the Participant dies prior to the third anniversary of the Participant’s Retirement, the twelve-month anniversary following the date of the Participant’s death, and (II) the expiration of the term of such Options or Stock Appreciation Rights. Upon the expiration of such period, all Options and Stock Appreciation Rights not previously exercised by the Participant shall be forfeited and canceled. If (a) the Participant violates any such restrictive covenants during such three-year period, or (b) if, following the date of the Participant’s Retirement, circumstances exist such that the Participant’s employment could have been terminated for Cause, in each case as determined by the Committee in its sole discretion, all Options and Stock Appreciation Rights granted to such Participant, whether or not then exercisable, shall be immediately forfeited and canceled as of the date of such violation.

(c)    For Cause.   If a Participant’s employment is terminated by the Company or any Subsidiary for Cause (or if, following the date of termination of the Participant’s employment for any reason, the Committee determines that circumstances exist such that the Participant’s employment could have been terminated for Cause), any Options and Stock Appreciation Rights granted to such Participant, whether or not then exercisable, shall be immediately forfeited and canceled as of the date of such termination.

(d)   For Any Other Reason.   Unless otherwise determined by the Committee at the grant date, if a Participant’s employment is terminated for any reason other than one described in Sections 5.8(a), (b) or (c), the Participant may exercise any Options and Stock Appreciation Rights that are exercisable on the date of such termination until the earlier of (i) the 60th day following the date of such termination, and (ii) the expiration of the term of such Options or Stock Appreciation Rights. Any Options and Stock Appreciation Rights that are not exercisable upon termination of a Participant’s employment shall be forfeited and canceled as of the date of such termination.

5.9   Committee Discretion.   Notwithstanding anything to the contrary contained in this Article V, the Committee may, at or after the grant date, accelerate or waive any conditions to the exercisability of any Option or Stock Appreciation Right granted under the Plan, and may permit all or any portion of any such Option or Stock Appreciation Right to be exercised following a Participant’s termination of employment for any reason on such terms and subject to such conditions as the Board shall determine for a period up to and including, but not beyond, the expiration of the term of such Options or Stock Appreciation Rights.

ARTICLE VI
PERFORMANCE STOCK AND PERFORMANCE UNITS

6.1   Grant.   Performance Stock and Performance Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Performance Stock or Performance Units under the Plan will be the date on which such Performance Stock or Performance Units are awarded by the Committee. Performance Stock and Performance Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Performance Stock and the Performance Units pertain, the Restriction Period, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Performance Units is made, and the Company shall not be required to set aside a fund for the payment of any such Award.

6.2   Vesting.

(a)    In General.   Performance Stock and Performance Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the attainment of specified performance objectives or the occurrence of any event or events, including a Change in Control, as the Committee shall determine at the grant date. No later than the 90th day after the applicable Performance Period begins (or such other date as may be required or permitted under section 162(m) of the Code, if applicable), the Committee shall establish the performance objectives upon which the Restriction Period shall lapse.

(b)   Performance Objectives.   Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, or such other criteria, as may be determined by the Committee:  earnings before interest, taxes, depreciation and amortization (“EBITDA”); earnings before interest, taxes and amortization (“EBITA”); total shareholder return; return on the Company’s assets; increase in the Company’s earnings and/or earnings per share; revenue growth; share price performance; return on invested capital; operating income; pre- or post-tax income; economic value added (or an equivalent metric); cash flow and/or cash flow per share; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; return on equity; and debt reduction.

(c)    Special Rules Relating to Performance Objectives.   Performance objectives may be established on a Company-wide basis or with respect to one or more Company business units or divisions, or Subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing performance objectives for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally acceptable accounting principals including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.

(d)   Certification of Attainment of Performance Objectives.   The Restriction Period with respect to any Performance Stock or Performance Units shall lapse upon the written certification by the Committee that the performance objective or objectives for the applicable Performance Period have been attained. The Committee may provide at the time of grant that if the performance objective or objectives are attained in part, the Restriction Period with respect to a specified portion (which may be zero) of the any Performance Stock or Performance Units will lapse.

(e)    Newly Eligible Participants.   Notwithstanding anything in this Article VI to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive an Award of Performance Stock or Performance Units after the commencement of a Performance Period.

6.3   Additional Provisions Relating to Performance Stock.

(a)    Restrictions on Transferability.   Except as provided in Section 13.1 or in an Award Agreement, no Performance Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restricted Period. Thereafter, Performance Stock may only be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement, and any other agreement to which the Performance Stock is subject. The Committee shall require that any stock certificates evidencing any Performance Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Performance Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 6.3, shall be void and of no effect.

(b)   Legend.   Each certificate evidencing shares of Common Stock subject to an Award of Performance Stock shall be registered in the name of the Participant holding such Performance Stock and shall bear the following (or similar) legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE SIRVA, INC. OMNIBUS STOCK INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c)    Rights as a Stockholder.   Unless otherwise determined by the Committee at the grant date, a Participant holding outstanding Performance Stock shall be entitled to (i) receive all dividends and distributions paid in respect of the shares of Common Stock underlying such Award; provided that, if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Performance Stock with respect to which they were paid, and (ii) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.

6.4   Additional Provisions Relating to Performance Units.

(a)    Restrictions on Transferability.   Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Performance Units, no Performance Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Upon issuance of such certificate or certificates and if such shares of Common Stock remain subject to the Restriction Period, such shares shall be subject to the provisions of Section 6.3 until the lapse of the Restriction Period. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 6.4, shall be void and of no effect.

(b)   Rights as a Stockholder.   The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or to paid currently to, a Participant receiving an Award of Performance Units. Unless otherwise determined by the Committee at the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Performance Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date. Any additional Performance Units shall be subject to the same terms and conditions as are applicable in respect of the Performance Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares of Common Stock and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Performance with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Performance Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Performance Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.

(c)    Settlement of Performance Units.   Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Performance Units then held by a Participant, the Company shall issue to the Participant a certificate or certificates for the shares of Common Stock underlying such Performance Units (plus additional shares of Common Stock for each Performance Unit credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Performance Units; provided, that any such deferral election is made (i) at least 12 months prior to the date the Restriction Period would otherwise lapse, (ii) pursuant to a written election that defers receipt (except in the case of death or Disability) of such shares of Common Stock or cash otherwise so deliverable to a date that is not less than five years after the date the Restriction Period would have otherwise lapsed; and (iii) at least 12 months passes from the date the election is made to the date such election takes effect.

6.5   Termination of Employment.

(a)    Due to Death or Disability.   Unless otherwise determined by the Committee at the grant date, if a Participant’s employment terminates by reason of such Participant’s death or Disability, the Restriction Period shall end on the date of termination, and the Restriction Period on all of the Participant’s Performance Stock and Performance Units shall lapse only to the extent that the applicable performance objectives (pro rated through the date of termination) have been achieved through the date of termination. Any Performance Shares and Performance Units for which the Restriction Period has not then lapsed shall be forfeited and canceled as of the date of such termination.

(b)   Due to Retirement.   Unless otherwise determined by the Committee at the grant date, if a Participant’s employment terminates due to his or her Retirement, any Performance Stock and Performance Units for which the Restriction Period has not then lapsed shall be forfeited and canceled as of the date of such termination of employment. Notwithstanding the foregoing provisions of this Section 6.5(b), if the Participant agrees at the grant date to be bound by certain restrictive covenants, including customary non competition, non solicitation, non disclosure and non disparagement covenants, during the three-year period following the Participant’s Retirement, the Participant’s Performance Stock and Performance Units shall not be forfeited and canceled to the extent that the applicable performance objectives for such Awards (pro rated through the date of termination) have been achieved through the date of termination (the “Retained Awards”). Any Performance Shares and Performance Units for which the applicable pro rated performance objectives have not been achieved shall be forfeited and canceled as of the date of such retirement. Subject to the Participant’s compliance with such covenants, the Restriction Period on the Retained Awards shall lapse upon completion of the entire performance measurement period for such Retained Awards. If (i) the Participant violates any restrictive covenants during such three-year period, or (ii) if, following the date of the Participant’s Retirement, circumstances exist such that the Participant’s employment could have been terminated for Cause, in each case, as determined by the Committee in its sole discretion, all Performance Stock and Performance Units for which the Restriction Period has not then lapsed shall be immediately forfeited and canceled as of the date of such violation or termination.

(c)    For Any Other Reason.   Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment is terminated for any reason other than one described in Sections 6.5(a) or (b), any Performance Stock and Performance Units granted to such Participant shall be immediately forfeited and canceled as of the date of such termination of employment.

ARTICLE VII
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1   Grant.   Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Restricted Stock and the Restricted Stock Units pertain, the Restriction Period, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Award.

7.2   Vesting.   Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the performance of a minimum period of service, or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, at the grant date; provided that, except as otherwise provided in this Plan, the Restriction Period on any Restricted Stock or Restricted Stock Units shall not lapse prior to a Participant’s completion of one year of service to the Company or any Subsidiary, except for Restricted Stock or Restricted Stock Units that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards).

7.3   Additional Provisions Relating to Restricted Stock.

(a)    Restrictions on Transferability.   Except as provided in Section 13.1 or in an Award Agreement, no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restricted Period. Thereafter, Restricted Stock may only be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement, and any other agreement to which the Restricted Stock is subject. The Committee shall require that any stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the share covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.3, shall be void and of no effect.

(b)   Legend.   Each certificate evidencing shares of Common Stock subject to an Award of Restricted Stock shall be registered in the name of the Participant holding such Restricted Stock and shall bear the legend (or similar legend) as specified in Section 6.3(b).

(c)    Rights as a Stockholder.   Unless otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock shall be entitled to (i) receive all dividends and distributions paid in respect of shares of Common Stock underlying such Award; provided, that if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (ii) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.

7.4   Additional Provisions Relating to Restricted Stock Units.

(a)    Restrictions on Transferability.   Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Restricted Stock Units, no Restricted Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Upon issuance of such certificate or certificates and if such shares of Common Stock remain subject to the Restriction Period, such shares shall be subject to the provisions of Section 7.3 until the lapse of the Restriction Period. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.4, shall be void and of no effect.

(b)   Rights as a Stockholder.   The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or to paid currently to, a Participant receiving an Award of Restricted Stock Units. Unless otherwise determined by the Committee at the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Restricted Stock Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and such additional Restricted Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Restricted Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Restricted Stock Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.

(c)    Settlement of Restricted Stock Units.   Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Restricted Stock Units, the Company shall issue a certificate or certificates for the shares of Common Stock underlying such Restricted Stock Unit (plus additional shares of Common Stock for each Restricted Stock Units credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Restricted Stock Units; provided, that any such deferral election is made (i) at least 12 months prior to the date the Restriction Period would otherwise lapse, (ii) pursuant to a written election that defers receipt (except in the case of death or Disability) of such shares of Common Stock or case otherwise so deliverable to a date that is not less than five years after the date the Restriction Period would have otherwise lapsed; and (iii) at least 12 months passes from the date the election is made to the date such election takes effect.

7.5   Termination of Employment.   Unless otherwise determined by the Committee at the grant date, (i) if a Participant’s employment is terminated due to his or her death or Disability during the Restriction Period, a pro rata portion of the shares of Common Stock underlying any Awards of Restricted Stock and Restricted Stock Units then held by such Participant shall no longer be subject to the Restriction Period, based on the number of months the Participant was employed during the applicable installment period, and all Restricted Shares and Restricted Stock Units for which the Restriction Period has not then lapsed shall be forfeited and canceled as of the date of such termination, and (ii) if a Participant’s employment is terminated for any other reason during the Restriction Period, any Restricted Stock and Restricted Stock Units held by such Participant for which the Restriction Period has not then expired shall be forfeited and canceled as of the date of such termination.

ARTICLE VIII
DEFERRED STOCK

8.1   In General.   Freestanding Deferred Stock may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Stock under the Plan will be the date on which such freestanding Deferred Stock is awarded by the Committee. In addition, on fixed dates established by the Committee during the calendar year prior to the calendar year in which a Participant is to perform services to the Company or any Subsidiary (or, in the case of any “performance-based compensation” (within the meaning of section 409A of the Code) that is to based on a Performance Period of at least 12 months, on fixed dates established by the Committee during the period ending not later than six months before the end of the applicable Performance Period) and subject to such other terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his or her base salary and/or annual incentive bonus (“Deferred Annual Amount”) payable by the Company or a Subsidiary in respect of such subsequent calendar year (or applicable Performance Period) and receive in lieu thereof an Award of elective Deferred Stock equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one share of Common Stock on the date of payment of such compensation and/or annual bonus. Deferred Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Deferred Stock pertains, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Upon the grant of Deferred Stock pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of shares of Deferred Stock awarded to the Participant. No shares of Common Stock will be issued to the Participant at the time an award of Deferred Stock is granted.

8.2   Rights as a Stockholder.   The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Stock. Unless otherwise provided by the Committee at the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Stock on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and such additional Deferred Stock shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Deferred Stock with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Stock awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the shares of Common Stock attributable to such Deferred Stock have been issued to such Participant or his beneficiary.

8.3   Restrictions on Transferability.   Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Deferred Stock, no Deferred Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Deferred Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 8.3, shall be void and of no effect.

8.4   Vesting.   Unless the Committee provides otherwise at the grant date, the portion of each Award of Deferred Stock that consists of freestanding Deferred Stock, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period that shall lapse based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, at the grant date. Notwithstanding the immediately preceding sentence, the Committee may accelerate the lapse of the Restriction Period of any freestanding Deferred Stock at or after the grant date. The portion of each Award of Deferred Stock that consists of elective Deferred Stock, together with any Dividend Equivalents credited with respect thereto, shall not be subject to any Restriction Period and shall be non forfeitable at all times.

8.5   Settlement.   Subject to Articles X and XIII, and the last sentence of Section 8.1, unless the Committee determines otherwise at the grant date, the Company shall issue a certificate or certificates for the shares of Common Stock underlying any of a Participant’s freestanding Deferred Stock (and related Dividend Equivalents) for which the Restriction Period shall have lapsed on or prior to the date of such Participant’s termination of employment with the Company and any Subsidiary, other than a termination for Cause, as soon as admi1nistratively practicable, but not later than 75 days, following the date of such termination of employment (or such later date as may be elected by the Participant in accordance with Section 8.6). In the event of the termination of a Participant’s employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any shares of freestanding Deferred Stock (and related Dividend Equivalents) credited to his account, whether or not the Restriction Period shall have then lapsed. Subject to Articles X and XIII, the Company shall issue a certificate or certificates for the shares of Common Stock underlying any of a Participant’s elective Deferred Stock (and related Dividend Equivalents) credited to such Participant’s account under the Plan as soon as administratively practicable, but not later than 75 days, following the date of such Participant’s termination of employment (or such later date as may be elected by the Participant in accordance with

Section 8.6). The Committee may provide in the Award Agreement applicable to any Award of Deferred Stock that, in lieu of issuing shares of Common Stock in settlement of any Deferred Stock, the Committee may direct the Company to pay to the Participant the Fair Market Value of the shares of Common Stock corresponding to such Deferred Stock in cash. For each share of Common Stock received in settlement of Deferred Stock, the Company shall deliver to the Participant a certificate representing such share of Common Stock, bearing appropriate legends, if applicable.

8.6   Further Deferral Elections.   A Participant may elect to further defer receipt of shares of Common Stock issuable in respect of Deferred Stock (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion; provided, that any such deferral election is made (i) at least 12 months prior to the date the Restriction Period would otherwise lapse, (ii) pursuant to a written election that defers receipt (except in the case of death or Disability) of such shares of Common Stock or case otherwise so deliverable to a date that is not less than five years after the date the Restriction Period would have otherwise lapsed; and (iii) at least 12 months passes from the date the election is made to the date such election takes effect. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.

ARTICLE IX
FORFEITURE

Unless otherwise determined by the Committee at the grant date, notwithstanding anything contained in this Plan or any Award Agreement to the contrary, if (i) during the Participant’s employment with the Company or any Subsidiary, (ii) during any post-termination period where Options or Stock Appreciation Rights may be exercised, or where the Restriction Period may continue to lapse, or (iii) during the period ending one (1) year after the expiration of any such post-termination period (the date such period expires, the “One-Year Date”), the Participant, except with the prior written consent of the Committee,

(a)    directly or indirectly, owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for any entity which has operations that compete with any business of the Company and the Subsidiaries in which the Participant was employed (in any capacity) in any jurisdiction in which such business is engaged, or in which any of the Company and the Subsidiaries have documented plans to become engaged of which the Participant has knowledge at the time of the Participant’s termination of employment (the “Business”), except where (x) the Participant’s interest or association with such entity is unrelated to the Business, (y) such entity’s gross revenue from the Business is less than 10% of such entity’s total gross revenue, and (z) the Participant’s interest is directly or indirectly less than two percent (2%) of the Business;

(b)   directly or indirectly, solicits for employment, employs or otherwise interferes with the relationship of the Company or any of its Affiliates with any natural person throughout the world who is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates at any time during the Participant’s employment with the Company or any Subsidiary (in the case of any such activity during such time) or during the twelve-month period preceding such solicitation, employment or interference (in the case of any such activity after the termination of the Participant’s employment);

(c)    directly or indirectly, discloses or misuses any confidential information of the Company or any of its Affiliates (such activities to be collectively referred to as “Wrongful Conduct”), then any Awards granted to the Participant hereunder, to the extent they remain unexercised (in the case of Options and Stock Appreciation Rights) or subject to any Restriction Period (in the case of Performance

Stock, Performance Units, Restricted Stock or Restricted Stock Units), or pursuant to which any shares of Common Stock are to be issued in the future (in the case of Deferred Stock), shall automatically terminate and be canceled as of the date on which the Participant first engaged in such Wrongful Conduct and, in such case and in the case of the Participant’s termination by the Company or any Subsidiary for Cause, the Participant shall pay to the Company in cash any Financial Gain the Participant realized from exercising all or a portion of the Participant’s Options and Stock Appreciation Rights, from the lapse of the Restriction Period on all or a portion of the Participant’s Performance Stock, Performance Units, Restricted Stock of Restricted Stock Units or from the issuance of all or a portion of the Participant’s Deferred Stock, in each case, within the period commencing six (6) months prior to the termination of the Participant’s employment and ending on the One-Year Date (such period, the “Wrongful Conduct Period”).

For purposes of this Article IX, “Financial Gain” shall equal, on each date of (x) exercise in the case of Options and Stock Appreciation Rights, (y) the lapse of the Restriction Period in the case of Performance Stock, Performance Units, Restrict Stock or Restricted Stock Units, or (z) issuance of shares of Common Stock in the case of Deferred Stock in each case, occurring during the Wrongful Conduct Period,

(i)    with respect to Options, the excess of (A) the greater of (I) the Fair Market Value on the date of exercise and (II) the Fair Market Value on the date of sale of the Option shares, over (B) the exercise price, multiplied by the number of shares of Common Stock for which the Award was so exercised (without reduction for any shares of Common Stock surrendered or attested to),

(ii)   with respect to Stock Appreciation Rights, the excess of (A) the Fair Market Value on the date of exercise, over (B) the exercise price, multiplied by the number of shares of Common Stock for which the Award was so exercised, and

(iii)  with respect to all other Awards, the greater of (A) the Fair Market Value on the date of lapse of the Restriction Period in the case of Performance Stock, Performance Units, Restricted Stock or Restricted Stock Units or issuance of shares of Common Stock in the case of Deferred Stock, and (B) the Fair Market Value on the date of sale of the shares of Common Stock issued in respect of such Award, multiplied by the number of share so issued (without reduction for any shares of Common Stock surrendered or attested to).

Unless otherwise determined by the Committee at the grant date, each Award Agreement shall provide for the Participant’s consent to and authorization of the Company and the Subsidiaries to deduct from any amounts payable by such entities to such Participant any amounts the Participant owes to the Company under this Article IX. This right of set-off is in addition to any other remedies the Company may have against the Participant for the Participant’s breach of this Article IX. The Participant’s obligations under this Article IX shall be cumulative (but not duplicative) of any similar obligations the Participant has under this Plan, any Award Agreement or any other agreement with the Company or any Subsidiary.

ARTICLE X
CHANGE IN CONTROL

10.1   Accelerated Vesting and Payment.

(a)    In General.   Unless the Committee otherwise determines in the manner set forth in Section 10.2, upon the occurrence of a Change in Control, (i) all Options and Stock Appreciation Rights shall become exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units and freestanding Deferred Stock shall lapse immediately prior to such Change of Control, (iii) shares of Common Stock underlying Awards of Restricted Stock Units and Deferred Stock shall be issued to each Participant then holding such Award immediately prior to such Change in Control.

(b)   Performance Stock and Performance Units.   Unless otherwise determined by the Committee at the grant date, in the event of a Change in Control, (i) any Performance Period in progress at the time of the Change in Control for which Performance Stock or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and (ii) all Participants granted such Awards shall be deemed to have earned a pro rata award equal to the product of (A) such Participant’s target award opportunity with respect to such Award for the Performance Period in question and (B) the percentage of performance objectives achieved as of the date on which the Change in Control occurs. Shares of Common Stock underlying such Awards to the extent such Awards shall be deemed to have been earned, shall be issued to each Participant then holding such Awards immediately prior to such Change of Control. Any Performance Stock and Performance Units for which the applicable pro rated performance objectives have not been achieved shall be forfeited and canceled as of the date of such Change in Control.

(c)    Timing of Payments.   Except to the extent provided in Sections 10.1(a) or (b), payment of any amounts calculated in accordance with Sections 10.1(a) and (b) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

10.2     Alternative Awards.   Notwithstanding Section 10.1, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Option, Stock Appreciation Right or Restricted Stock, if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(i)    be based on shares of voting common stock that are traded on an established U.S. securities market;

(ii)   provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to the rights, terms and conditions applicable under such Award, including, but not limited to, an identical exercise or vesting schedule and identical timing and methods of payment;

(iii)  have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

(iv)  have terms and conditions which provide that in the event that the Participant suffers an involuntary termination within two years following the Change in Control any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be; and

(v)    not be subject to the requirements of section 409A of the Code.

10.3   Termination of Employment Prior to Change in Control.   In the event that any Change in Control occurs as a result of any transaction described in clause (iii) or (v) of the definition of such term, any Participant whose employment is terminated due to death or Disability on or after the date, if any, on which the shareholders of the Company approve such Change in Control transaction, but prior to the consummation thereof, shall be treated, solely for purposes of this Plan (including, without limitation, this Article X), as continuing in the Company’s employment until the occurrence of such Change in Control, and to have been terminated immediately thereafter.

ARTICLE XI
STOCKHOLDER RIGHTS

Notwithstanding anything to the contrary in the Plan, no Participant or Permitted Transferee shall have any voting or other rights as a stockholder of the Company with respect to any Common Stock covered by any Award until the issuance of a certificate or certificates to the Participant for such Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

ARTICLE XII
EFFECTIVE DATE, AMENDMENT, MODIFICATION,
AND TERMINATION OF PLAN

The Plan shall be effective upon its adoption by the Board and approval by a majority of the stockholders of the Company, and shall continue in effect, unless sooner terminated pursuant to this Article XII, until the tenth anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of Directors is present in person or by proxy, no amendment or modification to the Plan may (i) materially increase the benefits accruing to Participants, (ii) except as otherwise expressly provided in Section 4.4, materially increase the number of shares of Common Stock subject to the Plan or the individual Award limitations specified in Section 4.3, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify, terminate or suspend Section 5.6 (repricing prohibition) or this Article XII.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant; provided, that, notwithstanding anything to the contrary contained in this Plan, without a Participant’s consent, the Board or the Committee may amend (such amendment to have the minimum economic effect necessary, as determined by the Board or the Committee in its sold discretion) the Plan, any Award or any Award Agreement in such manner as may be necessary or appropriate to either (A) exempt the Award from section 409A of the Code in the case of Options, Stock Appreciation Rights, Performance Shares or Restricted Shares, or (B) comply with the requirements of section 409A of the Code in the case of Performance Units, Restricted Stock Units or Deferred Stock, including, but not limited to, by delaying the payment of cash or the issuance of any shares of Common Stock to any “specified employee” (within the meaning of section 409A of the Code) upon the termination of such specified employee’s employment to the extent required.

ARTICLE XIII
MISCELLANEOUS PROVISIONS

13.1   Nontransferability of Awards.   No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) in its sole discretion a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (individually, a “Permitted Transferee”). Except to the extent required by law, no Award shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

13.2   Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by his or her estate.

13.3   No Guarantee of Employment or Participation.   Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

13.4   Tax Withholding.   The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or shares (whether under this Plan or otherwise) or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award under this Plan. In the case of any Award satisfied in the form of shares of Common Stock, no shares of Common Stock shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy the statutory minimum withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including shares of Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount shall not be in excess of the minimum amount required to satisfy the statutory withholding tax obligations).

13.5   Compliance with Legal and Exchange Requirements.   The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of shares of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of section 409A of the Code.

13.6     Indemnification.   Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

13.7     No Limitation on Compensation.   Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

13.8     Deferrals Due to Section 162(m).   The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO; provided, that such deferral satisfies the requirements of section 409A of the Code.

13.9     Governing Law.   The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

13.10   Severability; Blue Pencil.   In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

13.11   No Impact On Benefits.   Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

13.12   No Constraint on Corporate Action.   Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

13.13   Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.							Please Mark Here for Address Change or Comments	☐
							SEE REVERSE SIDE
The Board of Directors Recommends a Vote “FOR” the listed nominees.				The Board of Directors Recommends a Vote “FOR” the following proposals.
						FOR	AGAINST	ABSTAIN
1.	Election of Directors			2.

The approval of the conversion of SIRVA’s Notes, the related issuance  of its Convertible Preferred Stock and the related issuance of shares of Common Stock underlying the Notes and Convertible Preferred Stock.

						☐	☐	☐
	Nominees:	For All Nominees				FOR	AGAINST	ABSTAIN
	01 Frederic F. Brace 02 John R. Miller 03 Robert W. Tieken	(Except as marked to the contrary below) ☐	Withheld For All Nominees ☐	3.	The approval of the SIRVA, Inc. Amended and Restated Omnibus Stock Incentive Plan.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
To withhold authority to vote for any nominee, write that nominee’s name in the space provided below.				4.	The ratification of the Audit Committee’s appointment of Ernst & Young LLP as SIRVA’s independent registered public accounting firm.	☐	☐	☐

					In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Signature	Signature	Date

Please sign exactly as your name appears above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

^ FOLD AND DETACH HERE ^

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Daylight Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/sir		1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view SIRVA’s 2006 Form 10-K and Proxy Statement
on the Internet at www.sirva.com

SIRVA, INC.
Annual Meeting of Stockholders—August 23, 2007
This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints John R. Miller and Eryk J. Spytek, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of Common Stock of SIRVA, Inc. held as of record by the undersigned on July 16, 2007, at the Annual Meeting of Stockholders to be held on Thursday, August 23, 2007, or any adjournment thereof.

IMPORTANT — This Proxy must be signed and dated on the reverse side.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your SIRVA, Inc. account online.

Access your SIRVA, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, TransferAgent for SIRVA, Inc., now makes it easy and convenient to get current information on your stockholder account.

☐ View account status	• Make address changes
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